As filed with the Securities and Exchange Commission on March 2, 2009

Registration No. 333-153764 and 811-10557

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. 1	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT 0F 1940	☐

Amendment No. 12	☒

TRANSAMERICA LIFE INSURANCE COMPANY SEPARATE ACCOUNT VUL-6

((Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001

(Address of Depositor’s Executive Office)

Depositor’s Telephone Number, including Area Code: (727) 299-1800

Name and Address of Agent for Service:	Copies to:
Arthur D.Woods, Esq.	Mary Jane Wilson-Bilik, Esq.
Vice President and Counsel	Sutherland, Asbill & Brennan LLP
Transamerica Life Insurance Company	1275 Pennsylvania Avenue, N. W.
4333 Edgewood Road N.E.	Washington, D.C. 20004
Cedar Rapids, Iowa 52499-0001

Title of securities being registered:

Flexible Premium Variable Life Insurance Policy

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	On pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☒	On May 1, 2009 pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

PROSPECTUS	May 1, 2009

TRANSACCUMULATOR® VUL II

TRANSAMERICA ACCUMULATOR® VUL

A Flexible Premium Variable Universal Life Insurance Policy

Issued By

Transamerica Life Insurance Company

4333 Edgewood Rd., N.E.

Cedar Rapids, IA 52499

http://www.transamerica.com

Offering 44 Sub-Accounts Under Transamerica Life Insurance Company Separate

Account VUL-6, in Addition to a Fixed Account

Before January 1, 2009, the policy was marketed as TransAccumulator VUL. Please see Appendix D to this prospectus for more information about this version of the policy.

Please note that the policy and the portfolios are subject to investment risk, including possible loss of principal amount invested. This prospectus contains important details including risks, fees, and charges associated with the policy. Please read this prospectus carefully and keep it for future reference. It should be read with the current prospectuses for the portfolios. You should read the prospectus carefully and consider the investment objectives, risks, charges and expenses of the portfolios before investing.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

Neither the Securities and Exchange Commission (SEC) nor the states’ securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The SEC maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

An investment in this policy is not a bank deposit. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolios Associated with Sub-Accounts

•	Alger American Income & Growth – Class O

•	AllianceBernstein VPS Growth and Income Portfolio – Class B

•	AllianceBernstein VPS Large Cap Growth Portfolio – Class B

•	Dreyfus Investment Portfolios – MidCap Stock Portfolio – Initial Shares

•	The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares

•	Dreyfus Variable Investment Fund – Appreciation Portfolio – Initial Shares

•	Dreyfus Variable Investment Fund – Developing Leaders Portfolio – Initial Shares

•	Fidelity VIP Contrafund® Portfolio – Service Class 2

•	Fidelity VIP Equity-Income Portfolio – Service Class 2

•	Fidelity VIP Index 500 Portfolio – Service Class 2

•	Franklin Small Cap Value Securities Fund – Class 2

•	Franklin Small-Midcap Growth Securities Fund – Class 2

•	Janus Aspen Series Balanced – Service Shares

•	Janus Aspen Series Worldwide Growth – Service Shares

•	MFS® Growth Series – Initial Class

•	MFS® Investors Trust Series – Initial Class

•	MFS® Research Series – Initial Class

•	PIMCO VIT Real Return – Admin Class

•	PIMCO VIT StocksPLUS Growth & Income – Admin Class

•	Premier VIT OpCap Managed Portfolio

•	Premier VIT NACM Small Cap Portfolio

•	Transamerica Asset Allocation – Conservative VP – Initial Class

•	Transamerica Asset Allocation – Growth VP – Initial Class

•	Transamerica Asset Allocation – Moderate Growth VP – Initial Class

•	Transamerica Asset Allocation – Moderate VP – Initial Class

•	Transamerica BlackRock Large Cap Value VP – Initial Class

•	Transamerica Capital Guardian Value VP – Initial Class

•	Transamerica Clarion Global Real Estate Securities VP – Initial Class

•	Transamerica Convertible Securities VP – Initial Class

•	Transamerica Equity VP – Initial Class

•	Transamerica Federated Market Opportunity VP – Initial Class

•	Transamerica Growth Opportunities VP – Initial Class

•	Transamerica JPMorgan Mid Cap Value VP – Initial Class*

•	Transamerica Marsico Growth VP – Initial Class

•	Transamerica Money Market VP – Initial Class

•	Transamerica PIMCO Total Return VP –Initial Class

•	Transamerica Science & Technology VP – Initial Class

•	Transamerica Templeton Global VP – Initial Class

•	Transamerica Third Avenue Value VP – Initial Class

•	Transamerica U.S. Government Securities VP – Initial Class

•	Transamerica Van Kampen Mid-Cap Growth VP – Initial Class

•	Van Kampen’s UIF Core Plus Fixed Income – Class 1

•	Van Kampen’s UIF Emerging Markets Equity – Class 1

•	Van Kampen’s UIF High Yield – Class 1

•	Van Kampen’s UIF International Magnum – Class 1

*	New net premiums or transfers may no longer be allocated to the Transamerica JPMorgan Mid Cap Value VP sub-account

RISK/BENEFIT SUMMARY

TransAccumulator® VUL II is an individual flexible premium variable universal life insurance policy issued by Transamerica Life Insurance Company. It provides life insurance protection on the insured.

We offer TransAccumulator® VUL II to proposed insureds between the ages of 0 and 80, subject to our underwriting approval. The minimum face amount of insurance we issue is $25,000.

The following is a summary of the chief benefits and risks of purchasing a TransAccumulator® VUL II policy. It is intended to provide a general description of the policy’s primary benefits, as well as the principal risks associated with purchasing the policy. More detailed information about the policy appears later in this Prospectus and in the Statement of Additional Information (SAI), which is available upon request. The Definitions section defines certain words and phrases used in this prospectus.

BENEFITS

DEATH BENEFIT

If the insured dies while the policy is in force, we will pay a death benefit to the beneficiary designated by you. Before paying the beneficiary, we will reduce the death benefit by any existing policy debt and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured’s death. The death benefit may be paid in a single sum or under a settlement option.

Beneficiary

When you apply for your policy, you choose the beneficiary for the policy. You may change the beneficiary at any time during the insured’s lifetime, except that if the beneficiary was named irrevocably the beneficiary must consent to the change.

Death Benefit Options

There are three death benefit options available. You must choose one option. Subject to our approval, you may change the death benefit option at any time until the policy anniversary nearest the insured’s 111th birthday. If a death benefit option change results in a decrease in face amount, you may incur a surrender penalty.

The death benefit differs under each option:

•	Option 1 (Level) death benefit is the face amount of the policy on the date of the insured’s death;

•	Option 2 (Plus) death benefit is the face amount of the policy on the date of the insured’s death, plus the policy’s accumulation value on the date of the insured’s death; and

•

Option 3 (Plus Premium) death benefit is the face amount of the policy on the date of the insured’s death, plus the excess, if any, of all gross premiums paid over the sum of any partial surrenders, surrender penalty free withdrawals and/or premium refunds.

Under any death benefit option you choose, the death benefit will be the greatest of:

•	The amount specified above for the death benefit option you elected for your policy;

•	The death benefit factor multiplied by the policy’s accumulation value on the date of the insured’s death; or

•	The amount required for the policy to qualify as a life insurance contract under Internal Revenue Code (“Code”) Section 7702.

The chosen death benefit option will affect the amount of the death benefit, the monthly no-lapse premiums and the monthly deductions for the policy, among other things. The death benefit option may also affect the amount and frequency of premium payments you must make to keep the policy in-force and the maximum premiums you may pay under the policy.

PARTIAL AND FULL SURRENDERS

Your policy may develop net cash values that you may access at any time prior to the death of the insured.

You may be able to take a partial surrender as early as the first policy year. Beginning in the second policy year, you may take up to 10% of the policy’s accumulation value without surrender charges. Other amounts you take as partial surrenders may be subject to surrender penalties. You may also fully surrender your policy for its net cash value. A partial or full surrender may have adverse tax consequences.

POLICY LOANS

You may also access a portion of your net cash value through policy loans at any time prior to the death of the insured. Within limits, you may also carry over a policy loan from another life insurance policy if you exchange that policy for a TransAccumulator® VUL II policy. We may accept a carryover loan that exceeds the initial net cash value of the policy. A loan may have adverse tax consequences.

FREE LOOK PERIOD

You have the right to examine and cancel your policy within 10 days after you receive it. Some states may require a longer free-look period for replacement policies or for other reasons. If you decide to cancel your policy during the free-look period, we will void the policy and refund to you the amount required by state law. The amount varies according to state law but generally is either:

•	the policy’s net cash value plus any fees or charges deducted from premiums or policy values, or

•	premiums paid.

LIFE INSURANCE QUALIFICATION TEST

In order for your policy to qualify as life insurance under Internal Revenue Code (Code) Section 7702, you must choose either the guideline premium test or the cash value accumulation test at the time you apply for the policy. The election may not be changed after your policy is issued. Your election may affect the maximum amount of premium you may pay into the policy, the amount of the death benefit, and the monthly deductions for the policy. In general, the cash value accumulation test may allow you to make higher premium payments during the policy’s early years. It may also provide you greater flexibility with regard to premium payment amounts. The guideline premium test may allow the accumulation value to grow more quickly.

PREMIUMS

Flexibility of Premium Payments

After you pay the initial premium required to put the policy in force, you may pay subsequent premiums in any amount and at any time before the policy anniversary nearest the insured’s 111th birthday, subject to the $25 minimum premium restriction and the Premium Limitations provision.

We will generally provide you with notices of scheduled premiums you indicated on your application that you intended to make. Making scheduled premium payments will not guarantee that your policy will stay in-force, except as otherwise provided under the no-lapse guarantee provision of the policy. Likewise, failure to make scheduled payments does not automatically cause your policy to go into default.

No-Lapse Guarantee

Generally, to keep the policy in-force, your premium payments must be sufficient to create a net cash value on each monthly policy date at least equal to the total of the monthly deductions due on that date.

During the first ten policy years, if the premiums you pay, adjusted for premium refunds, partial withdrawals and policy debt, meet the cumulative premium requirements of the no-lapse guarantee, then your policy will not go into default, even if the monthly deductions exceed the net cash value of your policy on a monthly policy date.

The monthly no-lapse premium amount varies by policy and is shown in the policy data pages. Policy changes during the first ten policy years will result in changes in the monthly no-lapse premium amount beginning on the date of the policy change. Policy changes include events such as increases and decreases in face amount, changes in death benefit options, and changes in underwriting class.

However, even if you pay the premiums necessary to meet the cumulative premium requirements under your policy’s no-lapse guarantee provision or rider, your policy will still go into default if the policy debt exceeds the policy’s accumulation value.

INVESTMENT OPTIONS

The investment options under the policy include 44 sub-accounts of the Separate Account and a fixed account. Each sub-account invests exclusively in an underlying portfolio. Prospectuses for the portfolios describe the objectives, benefits and risks, of the portfolios as well as their historical rates of return. Described below are some of the ways in which funds may be allocated to, or transferred between, one or more investment options.

Allocation of Net Premiums Among Investment Options

You may allocate net premiums to one or more investment options. The minimum allocation per investment option is 1%. You may change allocations for future net premiums by submitting written notice to us or by utilizing the telephone access privilege.

We make an optional Asset Allocation Program available to you through your registered representative. This Program helps you determine your time horizon and your risk tolerance level. From those results, the Program recommends one of the allocation models to help you select appropriate allocations among the various sub-accounts and the fixed account.

Monthly Deductions Allocation Election

You may elect to have your monthly deductions taken from one or more specific investment options. If you do not make an election or if any investment option that you specify does not have sufficient value to meet the designated allocation of monthly deductions, the monthly deductions will be taken pro rata from the investment options on your policy. You may change your election for future monthly deductions.

Transfers Among Investment Options

You may transfer accumulation values among the sub-accounts and the fixed account, within limits. Transfers among investment options are income tax-free. Each policy year, you may make up to 18 transfers without incurring a transfer fee. Currently, we do not impose a fee even if you make more than 18 transfers in a policy year.

•

You may make a written request to transfer unloaned accumulation values between or among investment options. You may also make your request by telephone subject to the Telephone Access Privilege. There are additional restrictions as to maximum amounts and frequency of transfers from the fixed account.

•	You may elect automated transfers under the Dollar Cost Averaging (DCA) Option or the Automatic Account Rebalancing (AAR) Program.

DCA and AAR programs do not guarantee a profit or protect against a loss.

CHANGES IN FACE AMOUNT OF INSURANCE

Subject to our approval, you may increase the face amount of insurance by adding one or more layers of additional coverage, beginning in the second policy year provided the insured is less than 81 years old at the time of the face amount increase. You may also request a reduction in face amount, within limits, while the insured is living.

OPTIONAL BENEFITS – RIDERS AND ENDORSEMENTS

Subject to our approval, you may add optional benefits through riders and endorsements. These optional benefits may allow you to more fully tailor your policy to your needs and objectives. The amounts charged for riders will increase the monthly deductions for your policy. We do not assess a monthly deduction for endorsements, but we will assess a fee if you take an accelerated death benefit under the Accelerated Death Benefit Option Endorsement.

Supplemental Adjustable Life Insurance Rider

In addition to the basic coverage under your policy, you may request additional coverage under the supplemental adjustable life insurance rider. The supplemental adjustable life insurance rider may only be added to the policy at the time of policy issue or at the time a layer is added to the policy.

Supplemental coverage under the rider may result in higher accumulation values over time than would be achieved with an equal amount of basic coverage on the same insured with the same premium payments. These potential benefits arise because current administrative charges and monthly expense charges for the supplemental coverage are lower than the administrative charges and monthly expense charges for an equal amount of basic coverage for the same insured.

However, the surrender penalty periods associated with the supplemental coverage are longer than the surrender penalty periods associated with the basic coverage. The guaranteed maximum administrative charges on premiums, as well as the guaranteed maximum monthly expense per thousand charges, are higher for the supplemental coverage than they are for basic coverage of the same amount for the same insured.

PERSONALIZED ILLUSTRATION

You may request a personalized illustration that reflects your own particular circumstances (including, among other things, your age, gender, underwriting class, and face amount of life insurance). These illustrations may help you to understand the long-term effects on your accumulation value and death benefit of different levels of investment performance and of the charges and deductions under the policy. They also may help you compare the policy to other life insurance policies. These illustrations also demonstrate that the net cash value may be low if you surrender the policy in the early policy years. The personalized illustrations are based on hypothetical rates of investment return and are not a representation or guarantee of investment returns or net cash value.

RISKS

POOR INVESTMENT PERFORMANCE

There is no guarantee that the investment objectives of the portfolios underlying the sub-accounts will be achieved. There is no minimum guaranteed rate of return for any sub-account. A specific rate of return may not be achieved in any one year or over any period of time. You are subject to the risk that the investment performance of the sub-accounts will be unfavorable and that your accumulation value and net cash value will decrease. You could lose everything you invest and your policy could lapse without value, unless you pay additional premium. Additional premium payments may also be necessary to develop sufficient net cash value to meet your objectives, if any, for accessing your policy’s net cash value through policy loans, partial surrenders, or full surrenders. In addition, we deduct various policy charges from your accumulation value, which can significantly reduce your accumulation value.

During times of declining investment performance, the deduction for charges could further reduce your accumulation value.

Past performance does not necessarily indicate future results. Before investing, carefully read this prospectus and the prospectuses of the portfolios.

You also bear the risk that the effective annual interest rate for the fixed account will not exceed the minimum rate and that rates in excess of the minimum may be reduced in the future.

POLICY NOT SUITABLE AS A SHORT-TERM INVESTMENT VEHICLE

The policy is not suitable as a short-term investment vehicle due to the size and duration of the surrender penalties, as well as the other fees and expenses associated with the policy. Surrender penalties apply to partial surrenders in excess of the surrender penalty free withdrawal amount and to full surrenders that are taken during the surrender penalty period for a coverage segment to which the withdrawal amount in excess of any surrender penalty free withdrawal amounts is attributed. Surrender penalties also apply to decreases in face amount. The surrender penalty reduces the amount of the accumulation value and could result in you receiving less than the net premiums that you paid into the policy.

POLICY LAPSE

Except as otherwise provided under the no-lapse guarantee, your policy will be in default and will enter the grace period if the total of the monthly deductions that is due is larger than the net cash value of the policy. The policy will also be in default if the policy debt exceeds the accumulation value of the policy, regardless of the status of the no-lapse guarantee.

If your policy enters the grace period, we will send you a notice indicating that you have 61 days to pay an amount sufficient to keep the policy and any layers in force. If you do not make the required premium payment within the 61-day period, your policy will lapse without value and your life insurance protection will terminate.

During the first ten policy years, paying premiums sufficient to meet the cumulative premium requirement under the no-lapse guarantee will prevent your policy from being in default due to monthly deductions exceeding net cash value. However, paying only the minimum premiums necessary to meet the cumulative premium requirement limits the potential amount of your policy accumulation value. This could result in your policy going into default immediately when the no-lapse guarantee period ends or when the cumulative premium requirement is not met. Even if you meet your cumulative premium requirement, your policy can still go into default if the policy debt ever exceeds your policy’s accumulation value.

Except as otherwise provided under the no-lapse guarantee provision, payments of premiums in specific amounts or on specific schedules does not ensure that your policy will remain in-force. Likewise, if you fail to make scheduled premium payments or pay amounts that are less than scheduled, your policy will not automatically go into default.

You should periodically review your policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of premium payments or, if applicable, reduce the policy debt by repaying some or all of the policy debt.

LIMITATIONS ON ACCESS TO POLICY VALUE

The amount you may receive from your policy by partial surrender or by policy loan is limited to a portion of the net cash value. The amount you receive from the policy by full surrender is limited to the net cash value of the policy. The net cash value is:

•	The accumulation value of the policy, minus

•	Any policy debt, and minus

•	Surrender penalties.

Surrender penalties apply during the first twelve policy years for the base policy and during the first twelve layer years for each layer. Surrender penalties apply during the first sixteen years for supplemental coverage under the Supplemental Adjustable Life Insurance Rider and during the first sixteen rider layer years for each rider layer.

Partial surrenders in excess of the surrender penalty free withdrawal amounts and full surrenders will incur surrender penalties if the distribution is taken during a surrender penalty period for any coverage segment on the policy to which the excess withdrawal amount is attributed.

Taking partial surrenders reduces the policy’s remaining accumulation value and net cash value. Therefore, taking partial surrenders increases the risk that your policy could go into default and enter the grace period.

Partial surrenders will reduce the face amount of your policy if the death benefit option is Option 1 and may reduce the face amount of your policy if the death benefit option is Option 3.

POLICY LOAN RISKS

The policy value available to be taken as a loan is limited to a portion of the net cash value. Policy loans involve the transfer of values from the investment options to the loan account. This will permanently affect the accumulation value of the policy. Whether the effect is positive or negative depends on whether the rates of return on the investment options are more or less than the interest rate that is credited with respect to outstanding loans. We will deduct any policy debt from the proceeds payable upon a full surrender or when the insured dies.

Loan interest is charged on the outstanding loan. Loan interest not paid in cash will be added to the loan balance. Therefore, over time, your policy debt will increase, unless you make loan repayments. Your policy will not automatically go into default because you do not make loan repayments. If the policy debt exceeds the accumulation value, however, the policy will go into default, enter the grace period, and subsequently lapse unless you make sufficient additional payments by the end of the grace period.

INCREASES IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the policy in-force.

TAX RISKS AND POSSIBLE ADVERSE TAX CONSEQUENCES

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds your tax basis in the policy. Amounts received on full or partial surrenders in excess of your tax basis in the policy are treated as ordinary income. However, during the first 15 policy years, distributions from the policy that are required under Code Section 7702 of the Internal Revenue Code because of a reduction in policy benefits may be taxable as ordinary income without regard to the amount of prior partial surrenders, total premium paid or tax basis. Further, if your policy is a modified endowment contract, commonly referred to as a MEC, partial and full surrenders, loans and/or assignments of the policy will be included in your gross income to the extent of any gains in the policy on an “income out first” basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A policy can become a MEC if the total premiums paid into the policy within the first seven policy years or at certain other times exceed the limits established by the Internal Revenue Code. Further, a policy will be tested for MEC status, and can become a MEC if, during the first seven policy years following the date of issue, the death benefit is reduced below the lowest level of death benefit under the contract in the first seven years following the date of issue, or if, during the first seven policy years following a material change, the death benefit is reduced below the lowest level of death benefit under the contract during the first seven policy years following the material change

If your policy terminates while a loan is outstanding, you will realize taxable income to the extent the policy debt exceeds your tax basis in the policy. Due to the possible volatility in the investment performance of the underlying portfolios, your policy could lapse and terminate, giving rise to tax consequences at an unexpected time.

As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

PORTFOLIO COMPANY RISK

The portfolios underlying the sub-account investment options are subject to certain risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for each portfolio.

TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay when buying, owning and surrendering the policy. If the amount of the charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured or owner, as applicable, with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay a premium, partially or fully surrender the policy or decrease the face amount of the policy, change allocation elections for premiums or monthly deductions, transfer accumulation value among the investment options, request additional illustrations of your in-force policy, receive an accelerated death benefit, take a policy loan, or reinstate a policy that lapsed with an outstanding loan.

Transaction Fees

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]
Administrative Charge for Premiums Allocated to Basic Coverage Segments:	Upon payment of each premium.	7.60%[2] of premiums.	Same as Guaranteed Charge.

Administrative Charge for Premiums Allocated to Supplemental Coverage Segments:	Upon payment of each premium.	8.60%[3] of premiums.	3.60% of premiums in all rider and rider layer years.

Surrender Penalty Factor[4] for Base Policy and Layers:	Upon full surrender, partial surrender in excess of surrender penalty free withdrawal amounts, and decrease in face amount during the first twelve policy or layer years.

Maximum Surrender Penalty Factor[5]:		$42.70 per $1,000 of basic coverage face amount.	Same as Guaranteed Charge.

Minimum Surrender Penalty Factor[6]:		$11.90 per $1,000 of basic coverage face amount.	Same as Guaranteed Charge.

Representative Insured: Surrender Penalty Factor (for base policy and layers) for a policy insuring a male, age 32 at issue, preferred non-smoker risk class, with $200,000 of total face amount.		$19.70 per $1,000 of basic coverage segment face amount.	Same as Guaranteed Charge.

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]
Surrender Penalty Factor[4] for supplemental rider coverage and supplemental rider layers:	Upon full surrender, partial surrender in excess of surrender penalty free withdrawal amounts, and decrease in face amount during the first sixteen rider or rider layer years.

Maximum Surrender Penalty Factor[7]:		$38.10 per $1,000 of supplemental coverage face amount.	Same as Guaranteed Charge.

Minimum Surrender Penalty Factor[8]:		$11.90 per $1,000 of supplemental coverage face amount.	Same as Guaranteed Charge.

Representative Insured: Surrender Penalty Factor during the first rider year for a rider insuring a male, age 41 at issue, preferred non-smoker risk class with $275,000 of total face amount ($250,000-$499,999 band), $225,000 of the total face amount provided under the rider:		$23.10 per $1,000 of supplemental coverage face amount.	Same as Guaranteed Charge.

Premium Allocation Change Charge	On each change of allocation of new premiums.	$25	None. Charge is currently waived.

Monthly Deductions Allocation Election Change Charge	On each change of allocation of monthly deductions.	$25	None. Charge is currently waived.

Transfer Fee	On each transfer after 18 in a policy year.	$25 from transfer amount.	None. Charge is currently waived.

Additional Illustrations Charge	At time of request for each illustration of values in excess of one each policy year.	$25	None. Charge is currently waived.

Accelerated Death Benefit Rider Charge	At time of accelerated payment.	$250 for each accelerated payment.	Same as Guaranteed Charge.

Loan Reinstatement Interest Rate Charge[9]	At time of reinstatement if policy lapsed with an outstanding loan.	8.00% annual effective rate applied to outstanding loan amount at time policy lapsed.	None. Charge is currently waived.

[1]

We may use rates lower than the maximum guaranteed charges. Current charges are the fees and other expenses currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charges.

[2]

During policy and layer years 1-10, the maximum administrative charge is 7.60% of premiums up to target amount for the basic coverage segment. For premiums in excess of target amount for the basic coverage segment, the maximum administrative charge is 3.60% during policy and layer years 1-10. The maximum administrative charge that applies for all premiums received during policy and layer years 11 and later is 3.60% of premiums. Target amount is an amount established by us that is used to determine the applicable administrative charges to deduct from gross premiums paid. Each coverage segment has its own target amount based on the face amount of the coverage segment, the insured’s sex, the age at issue and underwriting classification. Other factors may also be used.

[3]

During rider and rider layer years 1-10, the guaranteed maximum administrative charge is 8.60% of premiums up to target amount for the supplemental coverage segment. For premiums in excess of target amount for the supplemental coverage segment, the guaranteed maximum administrative charge is 3.60% during rider and rider layer years 1-10. The guaranteed maximum administrative charge that applies for all premiums received during rider and rider layer years 11 and later is 3.60% of premiums. See note 2, above, for an explanation of target amount.

[4]

Surrender penalty factors vary separately for each coverage segment based on the insured’s age at issue, sex, underwriting risk classification, including smoker or non-smoker status, and the number of years each coverage segment has been in force. Coverage segments include basic coverage under the base policy and any layers, as well as supplemental coverage under the Supplemental Adjustable Life Insurance Rider and any rider layers. The surrender penalty factors shown in the table may not be representative of the charge you would pay. You can obtain more information about the surrender penalty factors that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports of charges and expenses.

[5]

The maximum surrender penalty factor applies to a base policy or layer insuring a male, age 63 at issue, who qualifies for our preferred non-smoker risk class. The maximum surrender penalty factor applies during the first policy or layer year.

[6]

During the first policy or layer year, the minimum surrender penalty factor applies to a base policy or a layer insuring a female, age 0 or 1 at issue, who qualifies for our standard non-smoker risk class.

[7]

The maximum surrender penalty factor applies to a supplemental coverage rider or rider layer insuring a male, age 59 at issue, who qualifies for our preferred non-smoker risk class. The maximum surrender penalty factor applies during the first rider or rider layer year.

[8]

During the first rider or rider layer year, the minimum surrender penalty factor applies to a supplemental coverage rider or rider layer insuring a female, age 0 or 1 at issue, who qualifies for our standard non-smoker risk class.

[9]

Loan interest at an annual effective rate of 8.00% will be charged on the amount of any loan reinstated or repaid upon reinstatement of the policy. Such loan interest will be charged for the period from the date of lapse to the date of reinstatement and will be charged on the amount of the loan (policy debt) outstanding at the time the policy lapsed.

The following table describes the fees and charges that are payable periodically during the time that you own the policy. This does not include portfolio fees and expenses.

Periodic Charges Other than Portfolio Company Operating Expenses

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge		Current Charge[1]
Monthly Deduction - The Monthly Deduction is comprised of the sum of the following five charges:	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 111th birthday.

1. Monthly Deduction Rate[10] times each $1,000 of net amount at risk[11] for basic coverage.	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 111th birthday.

Maximum monthly deduction rate:		$77.0508 times each $1,000 of the net amount at risk.[12]		$35.4750 times each $1,000 of the net amount at risk.[13]

Minimum monthly deduction rate[14]:		$0.0033 times each $1,000 of the net amount at risk.		Same as Guaranteed Charge.

Representative Insured: Monthly deduction rate during the first policy year for a policy insuring a male, age 32 at issue, who qualifies for our preferred non-smoker risk class, with $200,000 of total face amount ($100,0000-$249,999 band):		$0.0183 times each $1,000 of the net amount at risk.		Same as Guaranteed Charge.

2. Policy fee:	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 100th birthday.	Policy Years	Amount	$6.00 in all policy years.
		1	$ 6.00
		2+	$ 10.00

3. Monthly Expense Charge Per Thousand[15] is a charge per $1,000 of face amount of the base policy and per $1,000 of face amount of each layer.	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 100th birthday.			Same as guaranteed charges in policy and layer years 1- 5. In policy and layer years 6 and later, current charge is zero.

Maximum monthly expense charge[16]:		$4.825 times each $1,000 of face amount for the base policy and for each $1,000 of face amount for each layer, respectively.		Same as Guaranteed Charge.

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge		Current Charge[1]
Minimum monthly expense charge:		$0.0648 times each $1,000 of face amount for the base policy and for each $1,000 of face amount for each layer, respectively.[17]		Policy/Layer Years 2-5	Same as Guaranteed Charge.
				Policy/Layer Years 6+	None.

Representative Insured:

Monthly expense charge during the first policy year for a policy insuring a male, age 32 at issue, qualifying for our preferred non-smoker risk class, with $200,000 of total face amount ($100,000- $249,999 band).

		$0.3455 times each $1,000 of face amount for the base policy.		Same as Guaranteed Charge.

4. Monthly Mortality and Expense risk charge:	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 100th birthday.	Policy Years 1-10	One twelfth of 0.65% of sub-account accumulation values.	Policy Years 1-10	Same as Guaranteed Charge.
		Policy Years 11-20	One twelfth of 0.40% of sub-account accumulation values.	Policy Years 11-20	One twelfth of 0.15% of sub-account accumulation values.

		Policy Years 21+	One twelfth of 0.25% of sub-account accumulation values.	Policy Years 21+	0.00% of sub-account accumulation values.

5. Monthly Deduction for In-Force Riders

• Accident Indemnity Rider[18]:	On each monthly policy date, until the policy anniversary nearest the insured’s 70th birthday.

Maximum monthly rider charge[19]:		$0.16 per $1,000 of accident indemnity face amount.		Same as Guaranteed Charge.

Minimum monthly rider charge[20]:		$0.08 per $1,000 of accident indemnity face amount.		Same as Guaranteed Charge.

Representative Insured: Monthly rider charge for a rider insuring a male, age 29 at rider issue:		$0.08 per $1,000 of accident indemnity face amount.		Same as Guaranteed Charge.

• Guaranteed Insurability Rider[21]:	On each monthly policy date, until the policy anniversary nearest the insured’s 40th birthday.

Maximum monthly rider charge[22]:		$0.13 per $1,000 of option amount elected under the rider.		Same as Guaranteed Charge.

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]
Minimum monthly rider charge[23]:		$0.04 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.

Representative Insured: Monthly rider charge for rider insuring a male, age 10 at rider issue:		$0.06 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.

• Insurance on Children Rider:	On each monthly policy date until the policy anniversary nearest the insured’s 65th birthday or the youngest child’s 25th birthday, whichever occurs first.	$0.45 for each $1,000 of rider coverage.	Same as Guaranteed Charge.

• Supplemental Adjustable Life Insurance Rider (SALIR):

Monthly Deduction Rate[24] per $1,000 of net amount at risk for SALIR coverage:	During policy years when rider or rider layer is in effect. Deducted from base policy or layer accumulation value on each monthly policy date, starting on the policy date (if applicable) until the policy anniversary nearest the insured’s 111th birthday.

Maximum monthly deduction rate:		$77.0508 per $1,000 of the net amount at risk attributable to rider or a rider layer. [25]	$35.4750 per $1,000 of the net amount at risk attributable to rider or a rider layer.[26]

Minimum monthly deduction rate[27]:		$0.0033 per $1,000 of the net amount at risk attributable to rider or a rider layer.	Same as Guaranteed Charge.

Representative Insured:

Monthly deduction rate during the first rider year, insuring a male, age 41 at issue, qualifying for our preferred non-smoker risk class, with $275,000 of total face amount ($250,000- $499,999 band), $225,000 of the total face amount provided under the rider:

		$0.0258 per $1,000 of the net amount at risk attributable to rider.	Same as Guaranteed Charge.

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]
Monthly Expense Charge Per Thousand[28] of face amount of the Supplemental Adjustable Life Insurance Rider or rider layer:	During policy years when rider or rider layer is in effect. Deducted from base policy or layer accumulation value on each monthly policy date, starting on the policy date (if applicable) until the policy anniversary nearest the insured’s 100th birthday.

Maximum monthly expense charge:		$4.8733 per $1,000 of face amount for the supplemental coverage or rider layer.[29]	None.

Minimum monthly expense charge:		$0.0655 per $1,000 of face amount for the supplemental coverage or rider layer.[30]	None.

Representative Insured:

Monthly expense charge during the first rider or rider layer year insuring a male, age 41 at issue, qualifying for our preferred non-smoker risk class, on a policy with $275,000 of total face amount ($250,000-$499,999 band), $225,000 of the total face amount provided under the rider:

		$0.4971 per $1,000 of face amount for the supplemental rider coverage.	None.

• Waiver Provision Rider[31]:	On each monthly policy date, until the policy anniversary nearest the insured’s 60th birthday.

Maximum monthly rider charge[32]:		$0.33 per $1,000 of net amount at risk on each coverage segment.	Same as Guaranteed Charge.

Minimum monthly rider charge[33]:		$0.01 per $1,000 of net amount at risk on each coverage segment.	Same as Guaranteed Charge.

Representative Insured: Monthly rider charge in the first rider year for a rider insuring a male, age 29 at rider issue, qualifying for a standard non-smoker classification on the rider:		$0.01 per $1,000 of net amount at risk on each coverage segment.	Same as Guaranteed Charge.

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]
• Additional Waiver Provision Rider Charge applicable to Guaranteed Insurability Rider [34]:	On each monthly policy date, until the policy anniversary nearest the insured’s 40th birthday if both Guaranteed Insurability Rider and Waiver Provision Rider are in force on policy.

Maximum monthly rider charge[35]:		$0.04 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.

Minimum monthly rider charge[36]:		$0.01 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.

Representative Insured: Monthly rider charge for a rider insuring a male, age 10 at rider issue:		$0.01 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.

Net Loan Interest Charges[37]	While policy loan is outstanding.	1.25%	1.00%

For information concerning compensation paid for the sale of the policies, see Distribution.

[10]

Monthly deduction rates vary based on insured’s age at issue, sex, and underwriting classification (including, for current charges only, smoker or non-smoker status), adjusted for any extra ratings and age of the policy and each layer. Extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines. Different rates may apply to the base policy and to each layer, respectively. The current rate for the base policy or a layer is guaranteed for the first policy or layer year. The monthly deduction rate times each $1,000 of net amount at risk shown in the table may not be representative of the charges you will pay. You can obtain more information about the monthly deduction rate times each $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[11]

Net amount at risk is the difference between (a) the death benefit multiplied by the monthly death benefit discount factor and (b) the accumulation value. For purposes of determining the monthly deduction, the net amount at risk is determined separately for the base policy total amount and the layer total amount, based on the portion of the death benefit attributable to each.

[12]

The maximum monthly deduction rate shown will apply on all policies during the policy or layer year in which the insured is age 110. The maximum monthly deduction rate shown may also apply in earlier policy or layer years if the policy is issued with extra ratings. See note 10, above, for an explanation of extra ratings.

[13]

The maximum current monthly deduction rate shown will apply during the twentieth policy or layer year for a base policy or layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 10, above, for an explanation of extra ratings.

[14]

The minimum monthly deduction rate shown will apply during the first policy or layer year for a base policy or layer insuring a female, age 3 at issue, qualifying for our preferred non-smoker risk class.

[15]

The monthly expense charge per thousand varies based on the total face amount of the policy, the insured’s age at issue, sex, underwriting classification (including smoker or non-smoker status), and age of the policy and each layer, respectively. The charge may differ for the base policy and each layer, respectively. The monthly expense charge per thousand shown in the table may not be representative of the charge you would pay. You can obtain more information about the monthly expense charge per thousand that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[16]

The maximum monthly expense charge per thousand shown will apply during the first policy or first layer year for a base policy or layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class, with a total policy face amount of $25,000 ($25,000-$99,999 band).

[17]

The minimum monthly expense charge per thousand shown will apply during the second and subsequent policy or layer years for guaranteed charges, and during the second through fifth policy or layer years for current charges, for a base policy or layer insuring a female, age 0 at issue, qualifying for our preferred non-smoker risk class, with a total policy face amount of $3,000,000 ($3,000,000 and above band).

[18]

Charge for the Accident Indemnity Rider is based on the insured’s age at rider issue and remains level thereafter. The rider monthly deduction charge per $1,000 of accident indemnity coverage shown in the table may not be representative of the charge you would pay. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[19]	The maximum monthly rider charge shown will apply for a rider insuring an individual, age 65 at rider issue.

[20]	The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 5 through 39 at rider issue.

[21]

Charge for the Guaranteed Insurability Rider is based on the insured’s age at rider issue (and, in California, the insured’s sex) and remains level thereafter. The monthly deduction charge per $1,000 of the option amount elected under the rider shown in the table may not be representative of the charge you would pay. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[22]	The maximum monthly rider charge shown will apply for a rider insuring an individual, age 32 or 33 at rider issue. (In California, the maximum charge applies to a male insured.)

[23]

The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 0 through 5 at rider issue. (In California, a lower minimum monthly rider charge will apply for a female insured, age 0 or 1 at rider issue.)

[24]

Monthly deduction rates vary based on the insured’s age at issue, sex, underwriting classification (including, for current charges only, smoker or non-smoker status), adjusted for any extra ratings, and age of the rider or rider layer. The monthly deduction rate per $1000 of net amount at risk shown in the table may not be representative of the charge that you will pay. You can obtain more information about the monthly deduction rate per $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[25]

The maximum guaranteed monthly deduction rate shown will apply to all policies during the rider or rider layer year in which the insured is age 110. The maximum monthly deduction rate shown may also apply in earlier rider or rider layer years if the coverage segment is issued with extra ratings. See note 10, above, for an explanation of extra ratings.

[26]

The maximum current monthly deduction rate shown will apply during the twentieth rider or rider layer year for a rider or rider layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 10, above, for an explanation of extra ratings.

[27]

The minimum monthly deduction charge shown will apply during the first rider or rider layer year for a rider or rider layer insuring a female, age 3 at issue, qualifying for our preferred non-smoker risk class.

[28]

The monthly expense charge per thousand of face amount of the supplemental rider or rider layer face amount varies based on the total face amount of the policy, the insured’s age at issue, sex, underwriting classification (including smoker or non-smoker status), and age of the rider and each rider layer. Different rates may apply to the rider and to each rider layer, respectively. The monthly expense charge per thousand of face amount shown in the table may not be representative of the charge you would pay. You can obtain more information about the monthly expense charge per $1000 of rider face amount that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[29]

The maximum monthly expense charge per thousand shown will apply during the first rider or rider layer year for a rider or rider layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class, on a policy with a total face amount of $25,000 ($25,000-$99,999 band).

[30]

The minimum monthly expense charge per thousand shown will apply during the second and subsequent rider or rider layer year for a rider or rider layer insuring a female, age 0 at issue, qualifying for our preferred non-smoker risk class, on a policy with a total face amount of $3,000,000 ($3,000,000 and above band).

[31]

The charge for the Waiver Provision Rider varies based on the insured’s attained age, sex, and smoker or non-smoker status on the base policy, and any extra ratings applicable to the rider coverage. Extra ratings are additional charges assessed with respect to riders insuring individuals considered to have higher risks of becoming totally disabled based on our underwriting standards and guidelines. The monthly deduction rate per $1,000 of net amount at risk shown in the table may not be representative of the charge that you will pay. You can obtain more information about the rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[32]

The maximum charge applies for a rider covering a male insured, classified as a smoker, qualifying for our standard risk classification for the rider, during the policy year in which the insured has attained age 59. Higher charges will apply if the rider is issued with extra ratings. See note 31, above, for an explanation of extra ratings.

[33]	The minimum charge applies for a rider covering a male insured whose attained age is less than 30 or a female insured whose attained age is less than 29.

[34]

An additional charge for Waiver Provision Rider associated with the option amount elected under the Guaranteed Insurability Rider will be assessed if the policy includes both the Waiver Provision Rider and the Guaranteed Insurability Rider. The additional charge varies based on the insured’s age at rider issue and sex. The monthly deduction charge per $1,000 of additional Waiver Provision Rider based on the option amount elected under the Guaranteed Insurability Rider shown in the table may not be representative of the charge you would pay. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[35]	The maximum charge shown applies to a rider issued with a standard risk classification, insuring a female, ages 24 through 33 at rider issue.

[36]	The minimum charge shown applies to a rider issued with a standard risk classification, insuring a female, age 0 at rider issue or a male, ages 0 through 13 at rider issue.

[37]

The net loan interest charges are the difference between the loan interest rate charged and the rate at which we credit interest with respect to the outstanding loan. While a policy loan is outstanding, loan interest accrues daily and is charged in arrears on the next policy anniversary or, if earlier, on the date of loan repayment; or on the lapse, surrender, or termination of the policy; or on the date of the insured’s death. Loan interest is charged at an annual effective rate of 8.00% for both regular loans and preferred loans. In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily. Interest is earned with respect to regular loans at an annual effective rate of 6.75% on a guaranteed basis and 7.00% on a current basis. Interest is earned with respect to preferred loans at an annual effective rate of 7.75% on a guaranteed basis and 8.00% on a current basis. As a result, the net loan interest charges for a regular loan are 1.25% (8.00% minus 6.75%) on a guaranteed basis and 1.00% (8.00% minus 7.00%) on a current basis. The net loan interest charges for a preferred loan are 0.25% (8.00% minus 7.75%) on a guaranteed basis and 0.00% (8.00% minus 8.00%) on a current basis.

Portfolio Expenses

The following table describes the portfolio fees and expenses that you will periodically pay during the time that you invest in these portfolios.

Minimum/Maximum Total Portfolio Annual Expenses

The minimum and maximum total annual portfolio operating expenses (before waiver or reimbursement) charged by the portfolios for the fiscal year ended December 31, 2007 are shown below, including management fees, distribution (12b-1) fees, and other expenses.

Minimum	Maximum
0.35%	1.58%

Portfolio Expense Details

The fees and expenses are for the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. The figures are shown as a percentage of assets before any fee waivers and/or expense reimbursements that may be provided by a portfolio(1). More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Portfolio Expenses

Portfolio	Management Fees	Other Expenses	Rule 12b-1 Fees	Total Portfolio Annual Expenses
Alger American Income & Growth – Class O	0.585%	0.185%		0.77%
AllianceBernstein VPS Growth and Income Portfolio – Class B	0.55%	0.06%	0.25%	0.86%
AllianceBernstein VPS Large Cap Growth Portfolio – Class B	0.75%	0.08%	0.25%	1.08%
Dreyfus Investment Portfolios – MidCap Stock Portfolio – Initial Shares(2)	0.75%	0.05%		0.80%
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	0.07%		0.82%
Dreyfus VIF – Appreciation Portfolio – Initial Shares	0.75%	0.05%		0.80%
Dreyfus VIF – Developing Leaders Portfolio – Initial Shares(3)	0.75%	0.06%		0.81%
Fidelity VIP Contrafund® Portfolio – Service Class 2(4)	0.56%	0.09%	0.25%	0.90%
Fidelity VIP Equity-Income Portfolio – Service Class 2	0.46%	0.09%	0.25%	0.80%
Fidelity VIP Index 500 Portfolio – Service Class 2(5)	0.10%	0.00%	0.25%	0.35%
Franklin Small Cap Value Securities Fund – Class 2(6)	0.51%	0.20%	0.25%	0.96%

Portfolio	Management Fees	Other Expenses	Rule 12b-1 Fees	Total Portfolio Annual Expenses
Franklin Small-Midcap Growth Securities Fund – Class 2(6)	0.48%	0.30%	0.25%	1.03%
Janus Aspen Series Balanced – Service Shares(7abcd)	0.55%	0.02%	0.25%	0.82%
Janus Aspen Series Worldwide Growth – Service Shares(7abcd)(8)	0.65%	0.02%	0.25%	0.92%
MFS® Growth Series – Initial Class(9)(10)	0.75%	0.12%		0.87%
MFS® Investors Trust Series – Initial Class(9)	0.75%	0.10%		0.85%
MFS® Research Series – Initial Class(9)	0.75%	0.13%		0.88%
PIMCO VIT Real Return -Admin Class	0.25%	0.25%	0.15%	0.65%
PIMCO VIT StocksPLUS Growth & Income – Admin Class	0.25%	0.10%	0.15%	0.50%
Premier VIT OpCap Managed Portfolio	0.80%	0.15%		0.95%
Premier VIT NACM Small Cap Portfolio	0.80%	0.15%		0.95%
Transamerica Asset Allocation – Conservative VP – Initial Class(11)(12)(13)(14)	0.10%	0.81%		0.91%
Transamerica Asset Allocation – Growth VP – Initial Class(11)(12)(13)(14)	0.10%	0.95%		1.05%
Transamerica Asset Allocation – Moderate Growth VP – Initial Class(11)(12)(13)(14)	0.10%	0.87%		0.97%
Transamerica Asset Allocation – Moderate VP – Initial Class(11)(12)(13)(14)	0.10%	0.84%		0.94%
Transamerica BlackRock Large Cap Value VP – Initial Class(11)(13)(14)	0.78%	0.07%		0.85%
Transamerica Capital Guardian Value VP – Initial Class(11)(13)(14)	0.78%	0.04%		0.82%
Transamerica Clarion Global Real Estate Securities VP – Initial Class(11)(13)(14)	0.75%	0.09%		0.84%
Transamerica Convertible Securities VP – Initial Class(11)(13)(14)	0.74%	0.05%		0.79%
Transamerica Equity VP – Initial Class(11)(13)(14)(15)	0.70%	0.06%		0.76%
Transamerica Federated Market Opportunity VP – Initial Class(11)(13)(14)	0.75%	0.07%		0.82%
Transamerica Growth Opportunities VP – Initial Class(11)(13)(14)	0.78%	0.05%		0.83%
Transamerica JPMorgan Mid Cap Value VP – Initial Class(11)(13)(14)	0.81%	0.06%		0.87%
Transamerica Marsico Growth VP – Initial Class(11)(13)(14)	0.76%	0.05%		0.81%
Transamerica Money Market VP – Initial Class(11)(13)(14)	0.35%	0.05%		0.40%

Portfolio	Management Fees	Other Expenses	Rule 12b-1 Fees	Total Portfolio Annual Expenses
Transamerica PIMCO Total Return VP – Initial Class(11)(13)(14)	0.64%	0.06%		0.70%
Transamerica Science & Technology VP – Initial Class(11)(13)(14)	0.78%	0.07%		0.85%
Transamerica Templeton Global VP – Initial Class(11)(13)(14)(16)	0.74%	0.11%		0.85%
Transamerica Third Avenue Value VP – Initial Class(11)(13)(14)	0.80%	0.07%		0.87%
Transamerica U.S. Government Securities VP – Initial Class(11)(13)(14)	0.55%	0.07%		0.62%
Transamerica Van Kampen Mid-Cap Growth VP – InitialClass(11)(13)(14)	0.80%	0.09%		0.89%
Van Kampen’s UIF Core Plus Fixed Income – Class 1	0.38%	0.27%		0.65%
Van Kampen’s UIF Emerging Markets Equity – Class 1	1.21%	0.37%		1.58%
Van Kampen’s UIF High Yield – Class 1	0.42%	0.39%		0.81%
Van Kampen’s UIF International Magnum – Class 1	0.80%	0.35%		1.15%

The fee table information relating to the underlying portfolios was provided to us by the portfolios or their investment advisers. We have not and cannot independently verify either the accuracy or completeness of such information. Actual expenses in future years may be higher or lower than these figures. These expenses are for the year ended December 31, 2007.

Notes to Fee Table:

(1)	For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2007. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been, as a percentage of assets, as follows:

Portfolio	Management Fees	Other Expenses	Rule 12b-1 Fees	Total Portfolio Annual Expenses
Alger American Income & Growth – Class O	0.535%	0.185%		0.72%
Franklin Small Cap Value Securities Fund – Class 2	0.48%	0.20%	0.25%	0.93%
Franklin Small – Midcap Growth Securities Fund – Class 2	0.47%	0.30%	0.25%	1.02%
Van Kampen’s UIF High Yield – Class 1	0.41%	0.39%		0.80%
Van Kampen’s UIF International Magnum – Class 1	0.70%	0.35%		1.05%

(2)	Other expenses include expenses of 0.01% for acquired fund fees and expenses.

(3)	Other expenses include expenses of 0.02% for acquired fund fees and expenses.

(4)	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been: 0.90%. These offsets may be discontinued at any time.

(5)	Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.35% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager’s part.

(6)	The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

(7)	a) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

b) The “Management Fee” is the investment advisory fee paid by the Portfolios to Janus Capital.

c) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

d) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

(8)	Worldwide Growth Portfolio’s management fee rate may adjust up or down based upon the portfolio’s performance relative to its benchmark index during a measuring period. This rate is shown prior to any performance adjustment. Any such adjustment to this rate commenced February 2007 and may increase or decrease the management fee by a variable up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the portfolio’s prospectus and statement of additional information for more information. Because a fee waiver will have a positive effect upon the portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the portfolio’s investment advisor.

(9)	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower.

(10)	Formerly called: MFS® Emerging Growth Series – Initial Class

(11)	Projected expenses are based on the December 31, 2007 Annual Report and the most current contractual advisory fees and expense limits.

(12)	Expense amounts shown include the indirect proportionate expenses of the underlying TST portfolios and Transamerica IDEX funds in which the portfolio invests.

(13)	Transamerica Asset Management, Inc. (TAM) has agreed to waive fees and/or reimburse expenses if actual expenses prior to April 30, 2009, excluding 12b-1 fees and certain extraordinary expenses, exceed certain amounts. See the TST prospectus for further details.

(14)	Transamerica Series Trust was formerly named AEGON/Transamerica Series Trust (ATST).

(15)	Management Fees are 0.75% of average daily net assets of the first $500 million; 0.70% of average daily assets of the next $2 billion; and 0.65% of average daily net assets in excess of $2.5 billion.

(16)	Effective May 1, 2009, Transamerica Capital Guardian Global VP merged into the Transamerica Templeton Global VP.

TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT, AND THE PORTFOLIOS

Transamerica Life Insurance Company

Transamerica Life Insurance Company, or Transamerica, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns Transamerica Life Insurance Company.

Our Administrative Office is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. Telephone: 1-866-844-4885

Transamerica Life Insurance Company is obligated to pay to you all benefits and amounts promised under this policy.

Insurance Marketplace Standards Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association or IMSA.

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own, except those in the separate account and other separate accounts we may have. Except as limited by law, we have sole control over investment of the assets in our general account. Although you do not share directly in the investment experience of our general account, you may allocate net premiums to the fixed account and transfer funds between the separate account and the fixed account, within limits.

Accumulation value in the fixed account earns interest daily. The minimum guaranteed interest rate we credit on fixed account values (other than amounts in the loan account) is an annual effective rate of 3.00%. We may credit interest at a higher rate, but there is no assurance that we will declare an interest rate higher than the 3.00% per year minimum. We credit interest with respect to outstanding loans at a minimum annual effective rate not less than 6.75% for regular loans and not less than 7.75% for preferred loans.

The Separate Account

Transamerica Life Insurance Company Separate Account VUL-6, designated as the separate account, was established as a separate account under the laws of the State of Iowa pursuant to resolutions adopted by the Board of Directors of Transamerica Occidental Life Insurance Company on June 11, 1996. The separate account was originally named Separate Account VUL-6 of the Transamerica Occidental Life Insurance Company. Its name was changed to Transamerica Life Insurance Company Separate Account VUL-6 on October 1, 2008, when Transamerica Occidental Life Insurance Company merged with and into Transamerica Life Insurance Company.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

You may allocate any portion of your net premiums to any of the sub-accounts of the separate account, except the Transamerica JPMorgan Mid Cap Value VP sub-account. The portion of the accumulation value in the separate account will be based on the values of the sub-accounts to which your net premiums are allocated.

The variable benefits under this policy are provided through the separate account. The assets of the separate account are the property of Transamerica Life Insurance Company, but they are segregated from our other assets. Transamerica is not a trustee with respect to the separate account assets. The separate account does not have trustees. Transamerica maintains custody of all securities of the separate account. Income, if any, together with gains and losses, realized or unrealized, from assets in the separate account will be credited to or charged against the amounts allocated to the separate account without regard to other income, gains or losses of Transamerica Life Insurance Company. Assets equal to the liabilities of the separate account will not be charged with liabilities arising out of any other business we may conduct. If the assets in the separate account exceed the liabilities arising under the policies supported by the separate account, the excess may be used to cover other liabilities of Transamerica Life Insurance Company. Any amount we allocate to the separate account for state or federal income taxes may be deducted from the separate account.

The separate account currently has 44 sub-accounts available for investment, each of which invests only in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion. All sub-accounts may not be available in all jurisdictions.

We reserve the right to create new sub-accounts for the policies in our sole discretion. Any new sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. Subject to law, we may also combine or eliminate one or more sub-accounts in our sole discretion or close sub-accounts to allocations of new premiums by existing or new policy owners.

Furthermore, subject to applicable law the separate account or any sub-accounts may be operated as a management company under the 1940 Act or any other form permitted by law. They may also be deregistered under such Act in the event that registration is no longer required. Finally, they may also be combined with other sub-accounts or one or more other separate accounts.

The Portfolios

The sub-accounts invest in a variety of portfolios.

The portfolios are open-end management investment companies, or portfolios or series of open-end management companies, registered with the SEC under the 1940 Act, and are usually referred to as mutual funds. SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

We may receive payment from some or all of the portfolios or their advisers, distributors, or affiliates for administrative or distribution services. The amount of this compensation may be based upon a percentage of the assets of the portfolio attributable to the policy and other policies issued by us. These percentages differ. Some advisers, distributors, or affiliates may be affiliated with us and some may pay us more than others.

Before investing, carefully read the prospectuses of the portfolios that accompany this prospectus. The portfolios’ prospectuses contain more detailed information on the portfolios’ investment objectives, restrictions, risks, expenses and advisers.

Statements of Additional Information for the portfolios are available on request. There is no guarantee that the portfolios’ investment objectives will be achieved. The accumulation value may be less than the aggregate premiums made to the policy.

Revenue We Receive

We may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we provide and expenses we incur. We generally receive three types of payments:

Rule 12b-1 Fees. We and our affiliate, Transamerica Securities Sales Corporation (“TSSC”), the principal underwriter for the policies, may receive some or all of the 12b-1 fees from the funds. The 12b-1 fees received by TSSC from Fidelity Funds that are attributable to our variable insurance products are credited to us. No other 12b-1 fees are retained by TSSC. These fees range from 0.15% to 0.25% of the average daily assets of certain portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

Administrative, Marketing and Support Service Fees (“Support Fees”). We and TSSC may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or their affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to TLIC and/or TSSC

Fund Group	Maximum Fee % of assets*
Alger	0.35% after $500 million**
AllianceBernstein	0.30%
Dreyfus	0.25%
Fidelity	0.25%
Franklin	0.40%
Janus	0.35%
MFS	0.20% after $20 million**
Pacific Investment Management Company (PIMCO)	0.30%
Premier	0.25% after $600 million**
Transamerica Series Trust (TST)	0.39%
Van Kampen	0.25%

*	Payments are based on a percentage of the average assets of each underlying portfolio in which the sub-accounts available under this policy, and under certain other variable insurance products offered by us, invest. We may continue to receive 12b-1 fees and administrative fees on sub-accounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	We receive this percentage once a certain dollar amount in fund shares is held by the sub-accounts of TLIC and its affiliates.

Other payments. We and TSSC also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products that are issued by us. These amounts are paid out of the advisers’ or sub-advisers’ own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) may provide us with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser with increased access to those of us involved in the distribution of the policy.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we incur in promoting, issuing, distributing and administering the policies.

Transamerica Asset Management, Inc. (TAM), the investment advisor for Transamerica Series Trust (TST), is an affiliate of us and TSSC. Several of the TST portfolios are underlying investment options for the policies. TAM has entered into a revenue sharing agreement with us under which we receive a portion of the advisory fees that TST pays to TAM, net of sub-advisory fees and certain expenses of TAM. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may receive more revenue sharing from TAM than we would if a sub-adviser for a TST portfolio is not affiliated with us. A variety of financial and accounting methods may be used by TAM to allocate resources and profits to us. Such payments or arrangements may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who allocate net premiums and policy values to the TST portfolios. These payments or arrangements may take the form of internal credits and/or cash payments.

For further details about the compensation payments we make in connection with the sale of the policies, see Distribution in this prospectus.

Addition, Deletion or Substitution of Portfolios

We do not control the portfolios. For this reason, we cannot guarantee that any of the sub-accounts offered under the policy will always be available to you for investment purposes. We reserve the right to make changes in the separate account and in its investments.

We reserve the right to eliminate the shares of any portfolio held by a sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio. We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. New and substituted portfolios may have different fees and expenses and their availability may be limited. To the extent required by the 1940 Act, if we substitute shares in a sub-account to which you have amounts allocated, we will provide you with advance notice and seek advance permission from the SEC. This does not prevent the separate account from purchasing other securities for other series or classes of policies. Nor does it prevent the separate account from effecting an exchange between series or classes of variable policies on the basis of requests made by owners.

In the event of any substitution or change, we may make the changes in the policy that we deem necessary or appropriate to reflect substitutions or changes.

Portfolios Not Publicly Available

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds with very similar names that are sold directly to the public. The performance of such publicly available funds, which may have different assets and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by TLIC, and TLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the policies. (See “Revenue We Receive”.) We have included TST portfolios at least in part because they are advised by our affiliate, TAM, and some of them are sub-advised by our affiliate, Transamerica Investment Management, Inc.

You are responsible for choosing the sub-accounts, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

The portfolios’ investment objectives are described below.

The Income & Growth Portfolio of The Alger American Fund – Class O primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend-paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Investment Adviser - Fred Alger Management, Inc.

The AllianceBernstein Growth and Income Portfolio of the Variable Products Series Fund – Class B seeks long-term growth of capital.

Investment Adviser - AllianceBernstein, L.P.

The AllianceBernstein Large Cap Growth Portfolio of the Variable Products Series Fund – Class B seeks long-term growth of capital.

Investment Adviser - AllianceBernstein, L.P.

The MidCap Stock Portfolio – Initial Shares of the Dreyfus Investment Portfolios seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies, in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index (S&P 400). To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of mid-size companies.

Investment Adviser - The Dreyfus Corporation

The Dreyfus Socially Responsible Growth Fund Inc. – Initial Shares seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund under normal circumstances invests at least 80% of its assets in the common stock of companies that in the opinion of fund management meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Investment Adviser - The Dreyfus Corporation

The Appreciation Portfolio – Initial Shares of the Dreyfus Variable Investment Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue this goal, the portfolio normally invests at least 80% of its assets in common stocks. The portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Investment Adviser - The Dreyfus Corporation (Fayez Sarofim & Co., sub-adviser)

The Developing Leaders Portfolio – Initial Shares of the Dreyfus Variable Investment Fund seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

Investment Adviser - The Dreyfus Corporation

The Contrafund® Portfolio – Service Class 2 of the Fidelity Variable Insurance Products Fund seeks long-term capital appreciation.

Investment Adviser - Fidelity Management & Research Company

The Equity-Income Portfolio – Service Class 2 of the Fidelity Variable Insurance Products Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).

Investment Adviser - Fidelity Management & Research Company

The Index 500 Portfolio – Service Class 2 of the Fidelity Variable Insurance Products Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500®.

Investment Adviser - Fidelity Management & Research Company (Geode Capital Management, sub-adviser)

The Franklin Small Cap Value Securities Fund – Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests primarily in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Investment Adviser - Franklin Advisory Services, LLC

The Franklin Small-MidCap Growth Securities Fund – Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small-cap) and mid capitalization (mid-cap) companies.

Investment Adviser - Franklin Advisers, Inc.

The Balanced Portfolio – Service Shares of the Janus Aspen Series seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Investment Adviser - Janus Capital Management LLC

The Worldwide Growth Portfolio – Service Shares of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital.

Investment Adviser - Janus Capital Management LLC

The Growth Series of the MFS® Variable Insurance TrustSM – Initial Class seeks capital appreciation.

Investment Adviser - Massachusetts Financial Services Company®

The Investors Trust Series of the MFS® Variable Insurance TrustSM – Initial Class seeks capital appreciation.

Investment Adviser - Massachusetts Financial Services Company®

The Research Series of the MFS® Variable Insurance TrustSM – Initial Class seeks capital appreciation.

Investment Adviser - Massachusetts Financial Services Company®

The Real Return Portfolio – Admin Class of the PIMCO Variable Insurance Trust seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Investment Adviser - Pacific Investment Management Company LLC (“PIMCO”)

The StocksPLUS Growth & Income Portfolio – Admin Class of the PIMCO Variable Insurance Trust seeks total return which exceeds that of the S&P 500.

Investment Adviser - Pacific Investment Management Company LLC (“PIMCO”)

The OpCap Managed Portfolio of the Premier Variable Insurance Trust seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital’s and PIMCO’s assessments of the relative outlook for such investments.

Investment Adviser - OpCap Advisors LLC (Oppenheimer Capital LLC/Pacific Investment Management Company LLC (“PIMCO”), sub-adviser)

The NACM Small Cap Portfolio of the Premier Variable Insurance Trust seeks capital appreciation through a diversified portfolio consisting primarily of securities of companies with a market capitalization under $2 billion at time of purchase.

Investment Adviser - OpCap Advisors LLC (Nicholas-Applegate Capital Management LLC, sub-adviser)

The Asset Allocation Conservative Variable Portfolio of the Transamerica Series Trust – Initial Class seeks current income and preservation of capital.

Investment Adviser - Transamerica Asset Management, Inc.; Portfolio Construction Manager: Morningstar Associates, LLC

The Asset Allocation Growth Variable Portfolio of the Transamerica Series Trust – Initial Class seeks capital appreciation and current income.

Investment Advisor - Transamerica Asset Management, Inc.; Portfolio Construction Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Growth Variable Portfolio of the Transamerica Series Trust – Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Asset Management, Inc.; Portfolio Construction Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Variable Portfolio of the Transamerica Series Trust – Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Asset Management, Inc.; Portfolio Construction Manager: Morningstar Associates, LLC

The BlackRock Large Cap Value Variable Portfolio of the Transamerica Series Trust – Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Asset Management, Inc. (BlackRock Investment Management, LLC, sub-adviser)

The Capital Guardian Value Variable Portfolio of the Transamerica Series Trust – Initial Class seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the United States (including American Depository Receipts (“ADRs”) and other U.S. registered foreign securities).

Investment Adviser - Transamerica Asset Management, Inc. (Capital Guardian Trust Company, sub-adviser)

The Clarion Global Real Estate Securities Variable Portfolio of the Transamerica Series Trust – Initial Class seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Investment Adviser - Transamerica Asset Management, Inc. (ING Clarion Real Estate Securities, sub-adviser)

The Transamerica Convertible Securities Variable Portfolio of the Transamerica Series Trust – Initial Class seeks maximum total return through a combination of current income and capital appreciation.

Investment Adviser - Transamerica Asset Management, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica Equity Variable Portfolio of the Transamerica Series Trust – Initial Class seeks to maximize long-term growth.

Investment Adviser - Transamerica Asset Management, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Federated Market Opportunity Variable Portfolio of the Transamerica Series Trust – Initial Class seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser’s view, generally have a comparatively low volatility in share price relative to the overall equity market).

Investment Adviser - Transamerica Asset Management, Inc. (Federated Equity Management Company of Pennsylvania, sub-adviser)

The Transamerica Growth Opportunities Variable Portfolio of the Transamerica Series Trust – Initial Class seeks to maximize long-term growth.

Investment Adviser - Transamerica Asset Management, Inc. (Transamerica Investment Management LLC, sub-adviser)

The JPMorgan Mid Cap Value Variable Portfolio of the Transamerica Series Trust – Initial Class seeks growth from capital appreciation. This portfolio is no longer available for new net premiums or transfers.

Investment Adviser - Transamerica Asset Management, Inc. (JP Morgan Investment Management, Inc., sub-adviser)

The Marsico Growth Variable Portfolio of the Transamerica Series Trust – Initial Class seeks long-term growth of capital

Investment Adviser - Transamerica Asset Management, Inc. (Columbia Management Advisors, LLC, sub-adviser)

The Transamerica Money Market Variable Portfolio of the Transamerica Series Trust – Initial Class seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

Investment Adviser - Transamerica Asset Management, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The PIMCO Total Return Variable Portfolio of the Transamerica Series Trust – Initial Class seeks maximum total return consistent with preservation of capital and prudent investment management.

Investment Adviser - Transamerica Asset Management, Inc. (Pacific Investment Management Company LLC (“PIMCO”), sub-advisor)

The Transamerica Science & Technology Variable Portfolio of the Transamerica Series Trust – Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Asset Management, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica Templeton Global Variable Portfolio of the Transamerica Series Trust – Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Asset Management, Inc. (Transamerica Investment Management & Templeton Investment Counsel, LLC, sub-advisers)

The Third Avenue Value Variable Portfolio of the Transamerica Series Trust – Initial Class seeks long-term capital appreciation.

Investment Adviser - Transamerica Asset Management, Inc. (Third Avenue Management LLC, sub-adviser)

The Transamerica U.S. Government Securities Variable Portfolio of the Transamerica Series Trust – Initial Class seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored entities.

Investment Adviser - Transamerica Asset Management, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Van Kampen Mid-Cap Growth Portfolio of the Transamerica Series Trust – Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Asset Management, Inc. (Van Kampen Asset Management, Inc., sub-adviser)

The Core Plus Fixed Income Portfolio of Van Kampen’s Universal Institutional Funds – Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Investment Adviser - Van Kampen*

The Emerging Markets Equity Portfolio of Van Kampen’s Universal Institutional Funds – Class 1 seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Investment Adviser - Van Kampen*

The High Yield Portfolio of Van Kampen’s Universal Institutional Funds – Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Investment Adviser - Van Kampen*

The International Magnum Portfolio of Van Kampen’s Universal Institutional Funds – Class 1 seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

Investment Adviser - Van Kampen*

*	Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, serves as the investment adviser to these UIF Portfolios.

VOTING RIGHTS

Transamerica is the legal owner of all portfolio shares held in each sub-account. As the owner, we have the right to vote the shares at the portfolios’ shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners whose policies’ accumulation values include units of the sub-account. If the federal securities laws or regulations governing the voting of portfolio shares change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares are related to the policies.

Currently, we provide each policy owner with amounts allocated to a sub-account with proxy materials and voting instructions applicable to the portfolio that corresponds to that sub-account. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote our shares held in the separate account that do not relate to the policies in the same proportion as all of the instructions we received for the sub-account. Therefore, because of proportional voting, a small number of policy owners may control the outcome of a vote.

We will compute the number of votes that a policy owner may instruct on the record date established for the portfolio. This number is equal to A divided by B, where:

A	is the amount of accumulation value of the owner’s policy invested in the sub-account; and

B	is the net asset value of one share of the portfolio in which the assets of the sub-account are invested.

We may disregard any voting instructions that policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. Our disapproval of a change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or is otherwise improper under the portfolios’ objectives and purposes. If we do disregard voting instructions, we will include a summary of that action and reasons for it in the next report to policy owners.

THE POLICY

Depending on the state of issue, your policy may be an individual policy or a certificate issued under a group policy. The policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the policy issued and the general policy description contained in this prospectus because of requirements of the state where your policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific policy features will be described in your policy.

Owner

The insured is the owner unless another owner has been named in the application or in a supplemental agreement filed with us in accordance with the policy. As owner, you are entitled to exercise all rights granted under the policy while the insured is alive. If the owner is an individual other than the insured, and dies before the insured, the rights of the owner belong to the executor or administrator of the owner’s estate, unless the policy provides otherwise. If the owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

If ownership of the policy is shared by more than one person, all such persons must sign each written request to exercise any right under the policy. The telephone access privilege may be exercised by any one person who shares ownership, or by your registered representative.

You may change the owner while the insured is alive by notifying us in a form and manner acceptable to us. The change will not be effective until we record it at our Administrative Office. The written consent of any irrevocable beneficiary will be required.

You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee’s interest. The consent of the assignee may be required to make changes in premium allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Administrative Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment was recorded. We are not responsible for the adequacy of any assignment. However, if you file an assignment with us and we record it at our Administrative Office, your rights and those of any revocable beneficiary will be subject to it. The written consent of any irrevocable beneficiaries will be required.

Beneficiary

If the insured dies while the policy is in force, we will pay the death benefit to the beneficiary. You select the beneficiary on the application and may change the beneficiary at a later date. If the beneficiary is a partnership, we will pay the death benefit to the partnership as it exists on the date the insured dies.

To the extent allowed by law, no death benefit will be subject to the claims of the beneficiary’s creditors or to any legal process against the beneficiary.

If any beneficiary dies before the insured, that beneficiary’s interest in the death benefit will end. If any beneficiary dies at the same time as the insured, or within 30 days after the insured, that beneficiary’s interest in the death benefit will end if no benefits have been paid to that beneficiary. If the interests of all designated beneficiaries have ended when the insured dies, we will pay the death benefit to you, as owner. If you are not living at that time, we will pay the death benefit to your estate.

You may change the beneficiary while the insured is alive by sending us written notice. The change will not be effective until we record it at our Administrative Office. Even if the insured is not living when we record the change, the change will take effect as of the date it was signed. However, any benefits we pay before we record the change will not be subject to the change. An irrevocable beneficiary may not be changed without the written consent of that beneficiary.

Modifying the Policy

Any modification or waiver of our rights or requirements under the policy must be in writing and signed by our President or a Vice President, together with our Secretary. No agent may bind us by making any promise not contained in the policy.

Among other rights we have in connection with the policy, we may:

•	modify the policy to ensure that the death benefit is never less than the amount required to maintain the policy’s qualification as a life insurance policy; and

•

make any changes or substitutions to the investment options of the Separate Account, make any changes to the fixed account accumulation options, operate the Separate Account as a management company under the Investment Company Act of 1940, or de-register the Separate Account if registration is no longer required.

We may notify you if we make any of the above-mentioned modifications. If we modify the policy, we will make appropriate endorsements to the policy as may be necessary.

Application for a Policy

We offer policies to proposed insureds who are between the ages of 0 and 80. After receiving a completed application at our Administrative Office, we will begin underwriting to decide the insurability of the proposed insured. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting standards.

If we approve the application, we will place the insured into one of four underwriting classes:

•	Preferred non-smoker (ages 0-80)

•	Preferred smoker (ages 16-80)

•	Standard non-smoker (ages 0-80)

•	Standard smoker (ages 16-80)

Additional adjustments for extra ratings due to increased mortality risk may apply to persons classified into the standard underwriting classes.

If a face increase is requested on the policy, the face increase will also be subject to our underwriting requirements and review. No face increase amount will be effective until we have completed our underwriting review and have approved the face increase amount. We will assign the insured to one of the four underwriting classes for the face increase amount approved. Additional adjustments for extra ratings may apply for an insured placed into one of the standard underwriting classes for the face increase amount approved.

An insured may be classified into different underwriting classes and be assigned different extra ratings on the base policy and on each layer, respectively.

The underwriting class assigned to the insured affects the monthly deductions for the policy. The monthly deductions and surrender charges for a policy are based on the insured’s underwriting class, among other factors. Generally, our rates are lowest for preferred non-smokers.

We also assess lower monthly expense charges per thousand for policies with higher face amounts of coverage on the insured. We offer the following bands for face amounts of coverage on the insured:

•	$25,000 - $99,999

•	$100,000 - $249,999

•	$250,000 - $499,999

•	$500,000 - $999,999

•	$1,000,000 - $2,999,999

•	$3,000,000 - and above

The band for a policy is generally determined based on the total face amount for the base policy plus all layers on the policy, plus any additional coverage provided under the supplemental coverage rider or rider layer. Changes in band due to face amount increase or decrease will be applied prospectively for monthly deductions which become due on or after the effective date of the face amount increase or decrease.

If requested, we may agree to determine the band for two or more policies by using the aggregate face amount of all the policies involved. The band determined in this fashion will apply to each of the policies and will not change in the future due to changes in the face amount of any of the policies. Generally, we will agree to determine the band for these policies in this fashion when the applications are submitted to us at the same time, for the same insured, and, except for special ownership or beneficiary designations, the total coverage would otherwise be able to be issued as a single policy.

We may agree to use different underwriting requirements to assess applications which are part of a multi-life group case. Generally, such groups will consist of 10 or more individuals with a common employer and will consist of annual planned premiums, in aggregate for the group, of $100,000 or more. Since the underwriting requirements generally will be more limited for applications under a qualifying group, we may also restrict the underwriting classes we will assign to policies under the group that we approve.

Premium with Application: Under certain circumstances, you may make a payment at the time of application, subject to our rules. Under our current underwriting rules, you may make a payment at the time of application if: (1) the proposed insured is between the ages of 16 and 75; (2) the amount applied for under the application does not exceed $1,000,000; and (3) the proposed insured has not been treated for or experienced, within the last 12 months, any disorder of the heart, stroke, or other vascular disease, cancer, or HIV infection. We may refuse to accept initial payments with the application for other situations.

Conditional Coverage: If you make an initial payment in an amount at least equal to the full first premium for the mode of payment selected in the application (at least two monthly premiums for Monthly Pre-Authorized Withdrawal Plan), we will issue a conditional receipt which may provide fixed conditional insurance, but not until after all its conditions are met. Such conditional insurance will take effect as of the effective date, but only so long as all of the following conditions are met:

•	The payment made with the application must be received at our Administrative Office within the lifetime of the proposed insured and honored on first presentation for payment;

•	Part 1 and part 2 of the application, and all medical examinations, tests, screenings and questionnaires required by the company are completed and received at our Administrative Office;

•	As of the effective date, all statements and answers given in the application (both Parts) must be true and complete; and

•

The company is satisfied that, at the time of completing Part 1 and Part 2 of the application, each person to be covered was insurable at any rating under the company’s rules for insurance on the plan applied for and in the amount and at the Nicotine Classification applied for.

Effective Date: Conditional insurance may become effective as of the date of completing Part 1 of the application, the date of completing Part 2 of the application, or the date requested in the application, whichever is latest, but only after all the conditions to conditional coverage described above have been met.

60-Day Limit of Conditional Coverage: If the company does not approve and accept the application for insurance within 60 days of the date you signed the Part 1, the application will be deemed to be rejected by the company, and there will be no conditional insurance coverage. In that case, the company’s liability will be limited to returning any payment you have made. The company has the right to terminate conditional coverage at any time prior to 60 days by mailing a refund of the payment made.

Dollar Limits of Conditional Coverage: After all conditions are met, the aggregate amount of fixed conditional insurance provided by the conditional receipt generally will be limited to the lesser of the amount applied for or (a) $1,000,000 if the proposed insured is age 16 to 65 and is insurable at the standard or better class of risk; or (b), $400,000 if the proposed insured is age 66 to 75 and insurable at the standard or better class of risk; or (c) $100,000 for a class of risk with extra ratings regardless of age

No Conditional Coverage if Conditions Not Met or Death Occurs from Suicide: If one or more of the conditions for conditional insurance have not been met exactly, or if a proposed insured dies by suicide or intentional self-inflicted injury, while sane or insane, the company will not be liable and there will be no conditional insurance.

The terms for conditional insurance may vary by jurisdiction.

You do not need to pay an initial payment at the time of application. If we approve the application, you will need to pay us the minimum initial premium for the policy before any coverage under the policy will be in effect.

Minimum Initial Face Amount

We will generally issue a policy only if it has a face amount of basic coverage of at least $25,000.

Life Insurance Qualification

In order for a policy to qualify as a life insurance contract under Code Section 7702, it must satisfy either one of two tests. At the time of application, you must choose either the cash value accumulation test or the guideline premium test. After the policy is issued, you cannot change your election. This election will apply to the base policy, any layers, and any supplemental coverage under the supplemental coverage rider or rider layers.

Cash Value Accumulation Test: Under the cash value accumulation test, the accumulation value may not at any time exceed the net single premium. The net single premium is the one payment that you would need to pay as of the policy date in order to fund future benefits, assuming guaranteed charges and 4% net interest. If the accumulation value is ever greater than the net single premium, the death benefit will be increased by multiplying the policy’s accumulation value by the death benefit factors for the policy at the insured’s attained age. The death benefit factors are included in the policy and can be found in APPENDIX B. The factors vary by the insured’s sex and attained age. The increase in death benefit may be temporary, based on changes in the death benefit factor and/or accumulation value. Under the Premium Limitations provision, we may refuse to accept certain premium payments that would cause the death benefit to increase.

Changes to the terms or benefits under the policy may require a redetermination of the net single premium for the policy. The net single premium may increase or decrease as a result. If the change is a reduction in benefits during the first 15 policy years, a distribution from the policy may be required to maintain qualification as a life insurance contract for tax purposes. The required distribution may be taxable in whole or in part.

Guideline Premium Test. Under the guideline premium test, the sum of premiums paid into the policy, minus the total of all premium refunds and partial withdrawals, excluding surrender penalties, taken from the policy, may not at any time exceed the guideline premium limitation as of such time. The guideline premium limitation is, as of any date, the greater of:

•	the guideline single premium; or

•	the sum of the guideline level premiums to such date.

The guideline premium test also requires a life insurance policy to meet minimum ratios of life insurance coverage to accumulation value. This is achieved by ensuring that the death benefit is at all times at least equal to the minimum death benefit. The minimum death benefit on any date is the accumulation value on that date times the applicable death benefit factor for the insured’s attained age. The death benefit factors are shown in APPENDIX B. These factors vary by attained age but not by the insured’s sex.

If total premiums paid as of the end of a policy year exceed the guideline premium limits under the policy, we will refund any excess premiums paid during such year with interest, not later than 60 days following the end of the policy year in which the excess premiums are paid.

Changes to the terms or benefits under the policy may require adjustment of the guideline premium limitations. The change may cause an increase or a decrease in the guideline premium limits. In addition, if the change is a reduction in benefits during the first 15 policy years, a distribution from the policy may be required to maintain qualification as a life insurance contract for tax purposes. The distribution may be taxable in whole or in part. These changes may include:

•	a change in the face amount;

•	a change in death benefit option resulting in a change in the face amount;

•	partial withdrawals;

•	improvement in risk class assigned to the insured, but not changes from smoker to non-smoker status; and

•	addition, change or non-scheduled termination of supplemental benefits provided through riders.

Differences Between the Tests. The cash value accumulation test and the guideline premium test differ as follows:

•

The guideline premium test limits the amount of premium you may pay into your policy, while the cash value accumulation test does not. Premiums paid into the policy, however, remain subject to the Premium Limitations provision.

•

The death benefit factors differ between the two tests. Generally, required increases in the death benefit due to increases in the accumulation value will be greater under the cash value accumulation test. This also means that increases in accumulation value are more likely to increase the net amount at risk and, therefore, the amount of the monthly deductions for the cash value accumulation test compared to the guideline premium test. Generally, this means your accumulation value may grow more slowly under the cash value accumulation test.

•

If you wish to pay premiums in excess of the guideline premium limitation and do not wish to increase the face amount or add supplemental coverage, you should elect the cash value accumulation test. If you do not wish to pay premiums in excess of the guideline premium limitation, or if you do not want to reflect increases in accumulation value to as large an extent in the minimum death benefit, you should consider choosing the guideline premium test.

Conversions of Term Life Insurance Policies

Owners of convertible term life insurance policies issued by us may convert their term insurance coverage to coverage under a TransAccumulator VUL II policy without providing new evidence of insurability, within limits. Conversions are subject to the provisions of any conversion option attached to the term life insurance policy or to any change of plan option attached to certain term-like insurance policies, and certain term policies may not be convertible to TransAccumulator VUL II. We may not allow conversions to TransAccumulator VUL II policies from term policies issued after certain dates. Generally, a conversion option permits an owner of a term life insurance policy to replace the term life insurance coverage with up to an equal amount of life insurance coverage issued under a TransAccumulator VUL II policy if the conversion occurs before the insured reaches a specified age. The TransAccumulator VUL II policy would be issued on the same insured at the same underwriting class, if available under the TransAccumulator VUL II policy, as on the term policy, without the insured providing new evidence of insurability. Requests for a change in underwriting class or other changes generally will require submission to us of new evidence of insurability. We may discontinue allowing conversions to TransAccumulator VUL II at any time and without advance notice.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current TransAccumulator VUL II policy for a fixed policy offered by us. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met:

•	the insured is living;

•	the current policy does not have any outstanding loans; and

•	monthly deductions are not being waived under a Waiver Provision Rider; and

•	the death benefit under the policy is not being maintained under a no-lapse option.

The minimum initial premium for the new policy will be equal to:

•	the cumulative total of any required premiums applicable for the number of years that the current policy was in force; minus

•	the total accumulation value transferred to the new policy.

Supplemental Adjustable Life Insurance Rider

Subject to our approval, you may request additional coverage under the supplemental adjustable life insurance rider. This is optional coverage. If you want this coverage, it may be added in association with the base policy at the time the policy is issued. It may also be added in association with a layer at the time a layer is issued. The effective date of the supplemental coverage segment will be the policy date or the layer date for the associated basic coverage segment.

The benefit to you of adding supplemental coverage under the rider rather than adding additional basic coverage is that your accumulation value may grow more quickly under the rider coverage. Currently, the administrative charge deducted from premiums allocated to supplemental coverage is 3.60% of such premiums. During the first ten years of coverage, therefore, the administrative charge we assess on premiums each year up to target amounts is less under the supplemental coverage rider or rider layer than under the base policy or layer. The net premiums credited to the accumulation value of the base policy or layer are higher under these circumstances for premiums allocated to supplemental coverage compared to the same premium amount allocated to basic coverage with the same target amount. Currently, we do not assess any monthly expense charge per thousand for supplemental coverage. These charges are lower than the equivalent charges for basic coverage. Because the charges are lower, more accumulation value is available on your policy which may allow your total accumulation value to grow faster using supplemental coverage for part of your insurance coverage.

In considering supplemental coverage, however, you also need to be aware that the surrender penalty period is longer for the rider than for basic coverage. The surrender penalty period for the rider is the first 16 rider or rider layer years while the surrender period for the base policy and each layer is 12 policy or layer years.

Also, if the rider is added to your policy, you bear the risk that:

•	We will increase the administrative charge deducted from premiums allocated to the rider coverage to the maximum amounts permitted under the rider; and

•	We will increase the monthly expense charge per thousand to the maximum charges permitted under the rider.

The maximum administrative charge during the first ten rider or rider layer years is higher for premiums up to target amounts per year for premiums allocated to the rider compared to premiums allocated to basic coverage. The maximum monthly expense charge per thousand is higher for the rider compared to the basic coverage for the same insured and the same face amount.

The supplemental adjustable life insurance rider may only be added to the policy at the time of policy issue or at the time a layer is added to the policy. The rider may only be added in association with the approval of basic coverage on the policy. The class of risk assigned to the insured for the base policy also applies to the insured for supplemental coverage associated with the base policy. The class of risk assigned to the insured for a layer also applies to the insured for supplemental coverage associated with the layer. The ratio of supplemental coverage to basic coverage does not need to be the same for the base policy and each layer. You may request supplemental coverage on the base policy but not on a layer, or vice versa. Once issued, the ratio of basic coverage and supplemental coverage on the base policy or on a layer will not change. You may not increase or decrease coverage under the rider separately from increases or decreases in the associated basic coverage on the base policy or layer, as applicable.

Effective Date of Coverage

Except as otherwise provided under the terms of the conditional receipt, no insurance coverage is provided under the policy until after we approve the application and:

•	the minimum initial premium is paid to us; and

•	the policy is delivered to you while:

a)	the insured is alive and in good health; and

b)	the statements and answers in the application continue to be true and complete.

Policy Date

The policy date is the date from which insurance coverage is provided under the policy, subject to the conditions noted above. We take monthly deductions from the policy for the period starting with the policy date.

Generally, except when you request and we approve backdating a policy, the policy date will be:

•	not later than two calendar days after we approve the application if you submitted the initial premium with the application and the policy is issued without delivery requirements; or

•

the date you accept the policy and pay us the initial premium, if you did not submit the initial premium with the application and/or we issued the policy subject to satisfactory completion of delivery requirements.

In the latter situation, when we receive the initial premium and any delivery requirements, we will amend the policy date as originally issued. The amended policy date will be the date on which the policy was delivered to you and you had completed any delivery requirements and/or paid over to our agent the required initial premiums. We will not amend the date forward beyond that date which would cause the insured to be a year older for purposes of determining monthly deductions.

Backdating a Policy

If you request, we may backdate a policy by assigning a policy date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Generally, backdating of layers is restricted to certain situations involving the exercise of an option under the Guaranteed Insurability Rider or under the Option for Additional Insurance, where the option is exercised within 31 days after a policy anniversary.

Monthly deductions are based in part on the age of the insured at issue or on the layer date, if applicable. Generally, monthly deductions are less at a younger age. We will deduct monthly deductions for the period that the policy or layer is backdated. This means that, while the monthly deduction may be lower than what would have applied had we not backdated the policy or layer, you will be paying for insurance during a period when the policy or layer was not in force.

Reallocation Date

When we approve and issue a policy, we establish a reallocation date for that policy. Currently, the reallocation date is 25 calendar days from the date we approve the policy for issue.

Before the reallocation date, any portion of net premiums you wish to allocate to the sub-accounts will be allocated initially to the money market sub-account. Any portion of the net premiums you elected to allocate to the fixed account will be allocated directly to the fixed account. On the reallocation date, the value of those net premiums initially allocated to the money market sub-account will be reallocated to the sub-account options you elected on your application or subsequent premium allocation election.

Net premiums credited to your policy on or after the reallocation date will be allocated to the fixed account and to your elected sub-account options directly, based on your most recent premium allocation election.

To the extent that state law or regulation governing your policy requires that amounts initially allocated to the money market sub-account cannot be reallocated until a date later than the reallocation date, we will not transfer values from the money market sub-account to your elected sub-accounts, or allow direct allocation of net premiums to those elected sub-accounts, until the date provided under such state law or regulation.

Free Look Period

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives within 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons.

If you exercise the free look option, we will void the policy and refund an amount equal to:

•	the net cash value of the policy on the valuation date we receive your request to cancel your policy in good order at our Administrative Office; plus

•	any fees or other charges deducted from premiums paid or from accumulation values. Such fees and charges include administrative charges, monthly deductions and surrender penalties.

If your policy provides for a full refund as required by state law, your refund will be the total premiums paid to the policy. Any carryover loan amount accepted by us under an IRC Section 1035 Exchange is not considered a premium for this purpose. We may delay a refund of any payment made by check until the check has cleared your bank.

Transfers

After the end of the free look period and after the reallocation date, you may transfer amounts between or among the investment options available. Your request must be in a form and manner acceptable to us. You may also exercise your telephone access privilege. Each transfer will be subject to our transfer rules in effect at the time the transfer is made. We may set rules specifying, among other things:

•	the minimum and maximum amounts you may transfer; and

•	how frequently you may make transfers.

Different rules may apply to different investment options.

Except with our consent, transfers from the fixed account will be limited as follows:

•	at least 90 days must elapse between transfers from the fixed account; and

•

the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account, not including the loan account, or the amount of the last transfer from the fixed account.

These limitations do not apply to transfers from the loan account due to loan repayments. Additionally, during the one month period beginning on a policy anniversary (or, if earlier, the one-month period beginning on the date you repay your loan in full), you may transfer any portion of the prior policy year’s interest credited with respect to outstanding loans from the fixed account to the sub-accounts. Thereafter, transfers of such interest earnings from the fixed account will be subject to the limits noted above. Interest earned with respect to outstanding loans during a policy year may not be transferred from the fixed account until the following policy anniversary or, if earlier, the date the outstanding loan is fully repaid.

We will make the transfer on the day we receive your transfer request in good order at our administrative office. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

You may not transfer amounts between the base policy and/or layers.

You will not be charged for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we reserve the right to charge up to $25 for each additional transfer. Currently, we do not impose a charge on transfers that exceed 18 in a policy year.

Any transfer fee will be deducted from the amount that you are transferring. The transfer fee will be allocated between or among the investment options from which the amount is being transferred in proportion of A divided by B, where:

A	is the amount transferred from an investment option; and

B	is the total amount transferred from all investment options.

The following transactions do not count toward the first 18 transfers during a policy year and will not be charged a transfer fee:

•	Transfers made on the reallocation date from the money market sub-account to other sub-accounts.

•	Transfers to or from the loan account.

•	Transfers under the dollar cost averaging or automatic account rebalancing options.

•	Transfers we may make after we receive notice of the insured’s death.

•	Transfers due to material changes in the separate account or one or more of the portfolios in which a sub-account invests.

You may apply for automatic transfers under either the dollar cost averaging, or DCA, option or the automatic account rebalancing, or AAR, option by submitting your written request to our Administrative Office. You may cancel your election of an option by written request or by exercising your telephone access privilege at any time with regard to future transfers.

Disruptive Trading and Market Timing

Statement of Policy: This variable universal life insurance (“VUL”) policy was not designed for the use of market timers or other investors who make programmed, large, frequent or short-term transfers, or engage in other types of disruptive trading. Such transfers may be disruptive to the underlying portfolios and increase transaction costs.

Market timing and disruptive trading among the sub-accounts or between the sub-accounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a sub-account if purchases or transfers into or out of an underlying portfolio are made at prices that do not reflect an accurate value for the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those sub-accounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which may vary for certain sub-accounts at the request of the underlying portfolios), and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not purchase a VUL policy from us if you intend to conduct market timing or potentially disruptive trading.

Detection: We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from market timing and disruptive trading among sub-accounts of variable products issued by these other insurance companies or retirement plans.

Deterrence: If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We currently consider only transfers by telephone, fax, or overnight mail to be “expedited transfers,” but we could decide to treat other forms of communication as expedited transfers. This means that we would accept only written transfer requests with an original signature transmitted to us by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio’s operations, or (2) if an underlying portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case by case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer within two days if an underlying portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more VUL policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your VUL policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

Under our current policies and procedures, we do not:

•	Impose redemption fees on transfers;

•	Expressly limit the number or size of transfers in a given period except for certain sub-accounts where an underlying portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this VUL policy, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. And, while the policy’s provisions give us the right to set and change various rules regarding transfer privileges, including, but not limited to, the amounts that may be transferred, the frequency of such transfers, and the acceptable form and manner in which transfers may be requested, these restrictions may not always be effective to prevent market timing or disruptive trading. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate to: (1) better detect and deter market timing or other harmful trading that may adversely affect other VUL policy owners, other persons with material rights under the policy, or underlying fund shareholders generally, (2) comply with state or federal regulatory requirements, or (3) impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the VUL policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying portfolio.

Underlying Portfolio Frequent Trading Policies: The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying portfolios and the policies and procedures we have adopted for the VUL policies to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our VUL policies should assume that any protection they may have against potential harm from market timing or disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our VUL policies to discourage market timing and disruptive trading.

Policy owners should be aware that upon our receipt of a written request from any of the underlying funds or their designees, we will be required to provide the funds with certain information about you and your activities in and out of one or more of the funds’ portfolios. In addition, the funds may require us to restrict or prohibit your purchases and exchanges of shares of a specified portfolio if the funds identify you as violating the frequent trading policies established for that portfolio.

Omnibus Order: Policy owners and other persons with material rights under our VUL policies also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Dollar Cost Averaging or DCA

This option allows you to systematically transfer a set dollar amount from the money market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts.* The DCA option is designed to reduce the risk to you of purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when it is high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your money market sub-account is zero.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

*	New net premiums or transfers may no longer be allocated to the Transamerica JPMorgan Mid Cap Value VP sub-account.

All DCA transfers are subject to the following requirements:

•

You must specify the sub-accounts to which you want to transfer amounts from the money market sub-account, the set dollar amount you want to transfer from the money market sub-account and the set amount you want to transfer into specified sub-accounts, the frequency of the scheduled transfers and the date you want the transfers to begin.

•	The date that you want the transfer to begin may not be:

a)	before the end of the free-look period or the reallocation date; or

b)	less than one month after the date the initial premium was allocated to your policy.

•	You must have at least $1,000 in the money market sub-account on the date of the first transfer.

•	The minimum automatic transfer amount from the money market sub-account is $100.

You may choose any date for your initial DCA transfer, subject to the following limitations:

•	The date you choose may not be:

a)	a monthly policy date; or

b)	the same date as the date you choose for automatic account rebalancing transfers, if you choose that option.

We reserve the right to limit further the allowable dates on which DCA transfers may take place.

•

The first DCA transfer will be on the date you select if that date is a valuation date. Subsequent DCA transfers will occur at the frequency and on the date you select. If the date you select is not a valuation date, DCA transfers will occur on the next following valuation date. If, however, the value in the money market sub-account is less than the scheduled amount on a scheduled date, no DCA transfer will occur on that scheduled date. If the value in the money market sub-account subsequently increases to an amount at least equal to the scheduled amount, then a DCA transfer will resume on the next scheduled date.

The DCA option will automatically terminate on the earliest of:

•	the date the money-market sub-account does not have any accumulation value remaining;

•	the date we receive notice of the insured’s death at our Administrative Office;

•	the date the policy lapses;

•	the date the policy is surrendered or terminated; or

•	the date you request the termination of the DCA option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any DCA transfers after the date we receive your DCA termination request at our Administrative Office. You may submit a new request to recommence DCA transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

From time to time, we may offer a special DCA option to new policyholders who meet our then current guidelines for this option. These guidelines include minimum premium amounts required to elect this option. Generally, the option will allow the policyholder to allocate the policy’s initial net premium and/or the net unloaned portion of a rollover under an IRC Section 1035 exchange to the fixed account, and make scheduled monthly transfers from the fixed account to specified sub-accounts under the rules of this special DCA option. The full amount in the fixed account designated for this option will be transferred from the fixed account to the specified sub-accounts through a maximum of twelve transfers. The interest rate we credit to the fixed account subject to this DCA option may differ from the interest rates we credit on other values in the fixed account that are not eligible for the DCA option.

While this option is in effect on your policy, the Automatic Account Rebalancing (AAR) option and the regular DCA option will not be available on your policy. Once the special DCA option is terminated, you may then elect the AAR and/or DCA option, subject to our then current rules.

Automatic Account Rebalancing or AAR

Once your net premiums and requested transfers have been allocated among your investment option choices, the performance of each investment option may cause your allocation to shift such that the relative value of one or more investment options is no longer consistent with your overall objectives. Under the AAR option, the accumulation value of the policy eligible for transfers is reallocated among your selected investment options to restore the balances of those options to the allocation percentages you elect on your written request. The accumulation value eligible for transfers is the accumulation value minus any outstanding loans and minus any interest earned with respect to loans during the current policy year if there is an outstanding loan balance on the date of the transfers under the AAR option. The balances will be restored separately on the base policy and on each layer. You may elect to make transfers under the AAR option quarterly, semi-annually, or annually.

There is no additional charge for electing the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

All AAR transfers are subject to the following requirements:

•

You must specify the percentages by investment option of the accumulation value eligible for transfer that you want to maintain in the selected investment options, the frequency of the scheduled transfers and the date you want the transfers to begin. The percentages must be whole numbers and must equal 100%.

•	The date that you want the transfers to start may not be:

a)	before the end of the free-look period or the reallocation date; or

b)	less than three months after the date the initial premium was allocated to the policy.

•

The minimum automatic transfer amount from an investment option is $5. If the amount of the transfer from an investment option would be less than $5, that transfer from that investment option will not occur.

•	We reserve the right to discontinue this option at any time.

You may choose any date for your initial AAR transfer, subject to the following limitations:

•	The date you choose may not be:

a)	a monthly policy date; or

b)	the same date as the date you choose for DCA transfers, if you choose that option.

We reserve the right to limit further the allowable dates on which AAR transfers may take place.

•

The first AAR transfer will be on the date you select if that date is a valuation date. Subsequent AAR transfers will occur at the frequency and on the date you selected. If the date you select is not a valuation date, the first AAR transfer will occur on the next following valuation date.

The AAR option will automatically terminate on the earliest of:

•	the date we receive notice of the insured’s death at our Administrative Office;

•	the date the policy lapses;

•	the date the policy is surrendered or terminated; or

•	the date you request termination of the AAR option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any AAR transfers after the date we receive your AAR termination request at our Administrative Office. You may submit a new request to recommence AAR transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Telephone Access Privilege

This option allows you or your registered representative, within limits, to:

•	transfer amounts between or among investment options;

•	change your premium allocations;

•	change your monthly deductions allocations; and

•	request a loan, up to limits established by us, by telephone.

The telephone access privilege will automatically apply unless you inform us, in writing, that you do not want this option.

Request for partial surrenders and full surrenders are not permitted under this option.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If more than one person is the owner, the telephone access privilege may be exercised by any one person who is an owner. We will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone instructions may include requiring some form of personal identification before acting on such instructions, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. You, as the owner, bear the risk for results of all transactions initiated through the telephone access privilege.

Telephone transfer privileges between or among investment options is subject to the section titled Disruptive Trading and Market Timing.

If the policy owner is a trust or a corporation, the Telephone Access Privilege will not be available with respect to requests for loans. On policies on which the owner is not a trust or a corporation, we will not accept a telephone request for a policy loan if the owner’s address on our records has changed within 60 calendar days prior to the loan request date. For situations under which the telephone access privilege is not available, a request for a policy loan must be made in writing for the request to be considered in good order.

DEATH BENEFIT

If the policy is in force on the date the insured dies, we will pay the death benefit to the named beneficiary. The death benefit will be based on the option you choose. If you do not choose a death benefit option, the Option 1 death benefit option will automatically be in effect. We will reduce any death benefit payable by any existing policy debt and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured’s death. The amount of the death benefit may also be affected by other provisions such as Misstatement of Age or Sex in the SAI and Partial Surrenders in the prospectus.

The policy is intended to qualify under Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary. We reserve the right to amend the policy to reflect any clarifications that are needed or appropriate to maintain such tax qualification or to conform the policy to any requirements. We will send you a copy of any such amendment. If you refuse such amendment, you must do so by giving us notice in writing, and your refusal may have adverse tax consequences for you.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively) that are consistent with such an increase. We may deduct retroactive adjustments from the accumulation value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Risks of Managing General Account Assets

In addition to your fixed account allocations, the assets in our general account are used to support the payment of the death benefit under your policy. To the extent the death benefit amount payable under a policy exceeds the policy value in the Separate Account, such amounts will come from our general account assets. You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the general account investments.

Proof Of Death

We will pay any death benefit payable because of the death of the insured when we receive due proof of the death of the insured while the policy is in force. When the insured dies, proof of death must be sent to our Administrative Office. We must be notified of the death within a reasonable time, and in no event later than one year after the date of death. We will send appropriate forms to the beneficiary upon request.

Death Benefit Options

There are three death benefit options available under the policy. You choose the desired option in the application. The same death benefit option will apply to the base policy and to each layer, respectively, as well as to any supplemental coverage under the supplemental coverage rider or rider layer. If you do not choose a death benefit option on the application, Option 1 will apply.

You may change the death benefit option by written request, subject to our approval. Changes in the death benefit option:

•	generally will be effective on the monthly policy date following the date we approve the change;

•	may not increase the net amount at risk, unless we approve the increase based on the insured’s evidence of insurability provided to us;
•	will incur applicable surrender penalties if the change in option results in a decrease in the face amount;

•

may result in changes in the monthly no-lapse premium amounts, target amounts per year and guideline single and guideline level premiums, if you chose the guideline premium test for your policy; any changes will apply prospectively following the change; and

•	may result in changes in the monthly deductions, including the monthly expense charge per thousand.

For Option 1 (the level option), the death benefit is the greatest of:

a)	the face amount of the policy on the date of the insured’s death;

b)	the death benefit factor multiplied by the policy’s accumulation value on the date of the insured’s death; or

c)	the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 2 (the plus option), the death benefit is the greatest of:

a)	the face amount of the policy on the date of the insured’s death, plus the policy’s accumulation value on the date of the insured’s death;

b)	the death benefit factor multiplied by the policy’s accumulation value on the date of the insured’s death; or

c)	the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 3 (the plus premium option), the death benefit is the greatest of:

a)	the face amount of the policy on the date of the insured’s death, plus the excess, if any, of all gross premiums paid over the sum of any partial surrenders, surrender penalty free withdrawals and/or premium refunds; or

b)	the death benefit factor multiplied by the policy’s accumulation value on the date of the insured’s death; or

c)	the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

The face amount of each coverage segment is included in item (a) for each death benefit option. Each of the following is a coverage segment: (i) the base policy; (ii) each layer; (iii) a supplemental coverage rider; and (iv) each rider layer under a supplemental coverage rider.

The applicable death benefit factors will be based on the insured’s age as of the last policy anniversary and, for policies issued using the cash value accumulation test, will also be based on the insured’s sex.

We will reduce the death benefit by any existing policy debt and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured’s death.

The death benefit options permit you to tailor your policy to your needs.

Option 1 may be the preferable option for you if:

•	you want a specified death benefit amount (the face amount of the policy), and

•	you want to minimize your monthly deduction costs.

Under Option 1, the accumulation value generally reduces the net amount at risk. Since portions of the monthly deductions are based on the net amount at risk, Option 1 results in smaller monthly deductions for the same face amount of coverage for the same insured compared to Options 2 and 3.

Option 2 may be the preferable option for you if:

•	you want a death benefit which may increase over time; and

•	you want the beneficiary to benefit from the potential investment growth of the policy as well as to receive the face amount of the policy.

Under Option 2, your death benefit is generally the sum of the face amount of coverage and the policy’s accumulation value. If the accumulation value increases, your death benefit will also increase. Since the net amount at risk generally remains equal to the face amount of coverage, however, the portions of the monthly deductions based on the net amount at risk will generally be higher than they would be for the same insured under Option 1. Depending on the rate of growth of your accumulation value, the monthly deductions under Option 2 may be higher or lower than they would be under Option 3.

Option 3 may be the preferable option for you if:

•	you want a death benefit which may increase over time; and

•	you want the death benefit to return the premium outlay as well as the face amount of the policy.

Under Option 3, your death benefit will increase based on your cumulative premiums paid, reduced by any amounts you withdraw. These increases are not subject to investment return fluctuations. Depending upon the growth of your accumulation value, the portions of the monthly deductions based on the net amount at risk may be higher or lower than those you would be charged under Option 2.

Transfers After Insured’s Death

After we receive notice of the insured’s death, we may:

•	transfer any portion of the accumulation value in any sub-account to our general account; and

•	not allow any portion of the accumulation value to be transferred into or to remain in any sub-account.

Settlement Provisions

The net death benefit payable may be paid in a single sum or under one or more of the payment options we are currently offering. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available if the policy is surrendered. We will pay the death benefit or surrender proceeds, as applicable, in a single sum, unless we receive an election to receive the applicable benefits under a settlement option or, for death benefit proceeds of $15,000 or more, amounts are to be held in the Assurance Plus Account.

Assurance Plus Account

When a death benefit is paid in a lump sum and the amount is $15,000 or more, unless we receive an election otherwise from the beneficiary, we will pay the death benefit by establishing an interest-bearing account, called the Assurance Plus Account (“Account”) for the beneficiary in the amount of the death benefit. In some states, the Account will only be established if the beneficiary provides us with a written election to establish an Account. We will send the beneficiary a “checkbook” (which technically consists of drafts payable through the trust company administering the Account). The beneficiary will have access to the Account simply by writing a draft for all or part of the balance in the Account, subject to certain minimums, and sending the draft to the trust company. Upon receipt of the draft by the trust company, the trust company will draw down the amount requested from our general account. The Account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We may make a profit on all amounts left in the Account.

No additional amounts may be deposited into the Account. A monthly statement of all activity in the Account will be provided to the beneficiary.

We may establish other rules without prior notice regarding the Account, including limitations on certain types of policies with respect to use of the Account.

Option to Change the Face Amount

Increasing the Face Amount: You may request an increase in the face amount of the policy on or after the first policy anniversary if the policy is still in force and the insured is living and no older than age 80. The following conditions apply:

•	You must make a written request to us at our Administrative Office.

•	The amount of the increase in basic coverage face amount must be at least $25,000.

•	You must submit evidence of insurability satisfactory to us at our Administrative Office.

•	The amount of the increase will be contestable and subject to the suicide limitation for two years after the effective date of the increase.

•	The death benefit option for the layer must be the same as the base policy.

•	If the base policy has a Waiver Provision, the layer must also have a Waiver Provision, subject to our underwriting rules.

Subject to our approval, you may request that additional coverage be issued as supplemental coverage under a supplemental coverage rider or rider layer, as applicable. The rider or rider layer will be effective at the same time as the layer, and the ratio of the associated supplemental coverage to basic coverage under the layer will not change over the life of the policy. Please also refer to Supplemental Adjustable Life Insurance Rider in the SAI.

The increase in coverage will be issued as a separate layer on the policy. It will generally be effective on the monthly policy date following the date we approve the increase in face amount. The layer will have its own surrender penalty period for 12 years, beginning on the layer date for the amount of the increase issued as basic coverage and its own surrender penalty period for 16 years, beginning on that same date, for the amount of the increase, if any, issued as supplemental coverage. The change in coverage will cause a change in the net single premium, the guideline single premium, the guideline level premium and the monthly no-lapse guarantee premium. The monthly deductions for that layer will be based on:

•	the face amount and accumulation value of the layer;

•	the insured’s sex;

•	the insured’s class of risk as of the layer date; and

•	the insured’s age at issue.

After the increase, the monthly deductions for the base policy and for the layer will be based on the new total face amount of the policy.

Increasing the face amount may have tax consequences. You should consult a tax adviser before increasing the face amount.

Decreasing the Face Amount: You may request a decrease in the face amount of the policy if all of the following conditions are met:

a)	You must make a written request to us.

b)	On the request date, the policy must be in force and the insured must be alive.

c)	The amount of the reduction in face amount must be at least $25,000.

d)	The new face amount may not be less than our published minimum face amount.

The decrease in the face amount will be effective on the monthly policy date next following the valuation date we receive your written request. If we receive your request on a monthly policy date, the request will be effective on the valuation date we receive the request.

The decrease of the face amount may cause a change in the net single premium, the guideline single premium, the guideline level premium, any monthly no-lapse premiums, and the monthly deduction charged. A decrease in the death benefit may also require a distribution that may be taxable in whole or in part. You should consult a tax adviser before decreasing the face amount.

The decrease will be allocated first to the most recent layer, if any. To the extent the decrease exceeds the face amount of the most recent layer, the additional amount of the decrease will be allocated to the next most recent layers in order, and then to the base policy. The decrease amount is further allocated between coverage segments within a layer or the base policy in proportion of the face amounts for each.

The decrease in face amount will be subject to a surrender penalty on the portion of the face amount reduction allocated to a coverage segment during the surrender penalty period for that coverage segment.

We will deduct the surrender penalty from the accumulation values of the base policy and any layers based on the face amount of the decrease allocated to the base policy or the layers. If the surrender penalty for a layer exceeds the accumulation value minus any policy debt for the layer, the excess surrender penalty amount will be allocated to the next most recently added layers, in order, and then to the base policy. After we have allocated the surrender penalty among the base policy and any layers, we will deduct the surrender penalty from your investment options on a pro-rata basis on the date the decrease in face amount is effective. If that date is not a valuation date, we will deduct the surrender penalty amounts on the next valuation date.

The surrender penalty for the coverage segment is equal to A times B divided by C, where:

A	is the full surrender penalty for the current policy, layer, rider or rider layer year, as applicable;

B	is the amount of the requested decrease allocated to the coverage segment;

C	is the face amount of the coverage segment before the requested decrease.

The face amount decrease will be applied so that the ratio of basic and supplemental coverage segments on any remaining layer total amount or base policy total amount after the decrease will be the same as before the decrease.

If a decrease in face amount reduces a layer’s face amount to zero but the layer’s accumulation value exceeds zero, we will transfer the remaining accumulation value in the layer to the base policy accumulation value. We will transfer the amounts in each investment option directly to the same investment options in the base policy.

We will issue new policy data pages showing the new face amount. After the decrease, the monthly deductions and any future surrender penalties will be based on the new face amount of the policy.

PREMIUMS

Premiums are payable to Transamerica Life Insurance Company. Premium payments may be made by mail or express delivery to our Administrative Office or through our authorized representative.

The policy will not be in force until you pay the minimum initial premium. Subsequent premiums may be sent to our Administrative Office or you may deliver them to our authorized representative.

After you pay the initial premium, you may make subsequent premiums payments any time and in any amount at least equal to $25, subject to any limitations of the life insurance qualification test you elect and other restrictions in the Premium Limitation provision.

On your application, you may specify an amount and a schedule for planned premium payments you intend to make. You may elect to pay premiums monthly, quarterly, semi-annually, or annually. Monthly and quarterly scheduled premiums may be paid under a pre-authorized withdrawal plan under which you authorize us to process charges against your checking account (or other acceptable account) for the scheduled premiums. Alternatively, you may request that we send you reminder notices of planned premiums on a quarterly, semi-annual, or annual basis. Other schedules and arrangements may be available for groups under certain conditions. You may change your planned premium schedule, or authorize or stop enrollment in the pre-authorized withdrawal plan, at any time by providing us with written notice. Changes will be made effective as soon as practical after receipt of your written notice. You are not required to pay premiums based on the schedule you elect or in the amount you specify, subject to the Grace Period provision of your policy.

We will not accept any premium payments on or after the policy anniversary nearest the insured’s 111th birthday.

No-Lapse Guarantee

The policy includes a no-lapse guarantee, subject to state approval. The no-lapse period is the first ten policy years (first 120 policy months). The monthly no-lapse premium amounts are shown in the data pages of your policy. During the no-lapse period, the policy will not be in default and will not enter the grace period even if the monthly deductions are more than the net cash value on a monthly policy date provided the cumulative premium requirement is satisfied as of that monthly policy date.

Cumulative Premium Requirement

In order for the no-lapse guarantee to prevent a default on a monthly policy date, the cumulative premiums paid must equal or exceed the sum of the monthly no-lapse premiums due from the policy date to that date.

Cumulative premiums are:

•	the sum of premiums paid; less

•	any policy debt as of the monthly policy date; less

•	any partial withdrawals taken or premiums refunded on or before the monthly policy date.

If the policy contains a Waiver Provision Rider and a disability claim is approved during the no-lapse period, we will exclude the period of time the policy is on waiver from the above calculation. Any waiver of a monthly no-lapse premium is subject to the terms of the policy. The no-lapse period will not be extended.

During the no-lapse period, the monthly no-lapse premium will change if any of the following changes occur on your policy:

•	We agree to increase in the face amount;

•	We agree to a decrease in the face amount;

•	There is a decrease in the face amount of insurance due to a partial withdrawal;

•	We agree to add, terminate or change a rider;

•	There is a change in the insured’s underwriting classification; or

•	We agree to a change in the death benefit option.

We will adjust the monthly no-lapse premium prospectively beginning with the date of change. The no-lapse period will not be extended.

If the policy satisfies the cumulative premium requirement and, as a result, the policy is not in default and does not enter the grace period even though the monthly deductions exceed the net cash value on the monthly policy date, the death benefit will be maintained under the no-lapse guarantee provisions. All riders, except the Supplemental Adjustable Life Insurance Rider and the Waiver Provision Rider may terminate on the date the death benefit begins to be maintained under the no-lapse guarantee provision.

We will continue to take monthly deductions from your accumulation value even if the death benefit is being maintained under the no-lapse guarantee provisions. As a result, the accumulation value and the net cash value could fall below zero.

Premium Limitations

We reserve the right not to accept any premium payment if the premium would immediately increase the difference between the death benefit and the accumulation value. We may also require submission of evidence of insurability to us before accepting such premium payment. If evidence of insurability is required, the premium will be treated as received by us on the valuation date on which we approve the evidence and accept the premium for credit to the policy.

We will accept any premium if failure to do so would cause the policy to enter the grace period before the next policy anniversary. The amount refundable will not exceed the net cash value of the policy.

If the policy is subject to the guideline premium test in order to qualify as a life insurance contract under the Code, the total premiums paid, less any premium refunds, partial surrenders, excluding any surrender penalties, and surrender penalty free withdrawals, may not exceed the greater of:

•	the guideline single premium; or

•	the sum of the guideline level premiums to the date of payment.

As of the end of any policy year, if the premiums paid during such policy year exceed the amount allowable if this policy is to continue to qualify as a life insurance contract under the guideline premium test of Code Section 7702, we will remove the excess amount of premiums paid from the policy, with interest, as of the end of that policy year. We will refund to you this excess amount, including interest, within 60 days after the end of that policy year.

Under both the guideline premium and cash value test provisions, certain changes in benefits or other terms of the contract during the first 15 policy years, including partial surrenders and surrender penalty free withdrawals, may also require distributions to be made from the policy to maintain the policy’s qualification as a life insurance contract for tax purposes. These required distributions may be taxable in whole or in part. These distributions will reduce the total premiums paid for purposes of comparing premiums paid to guideline premium limits.

The amount refundable will not exceed the net cash value of the policy. If the entire net cash value is refunded, we will treat the transaction as a full surrender of your policy.

If we believe any portion of a premium payment will cause a policy to become a Modified Endowment Contract, or MEC, under the tax laws, we will not accept that portion of the premium payment and will immediately notify you. We will refund the excess portion when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The premium payment would no longer cause the policy to become a MEC as of the date the refund is to be made; or

•	We receive a signed acknowledgment from you before the refund date instructing us to process the premium notwithstanding the tax issues involved.

Alternatively, if the policy owner requests, we may agree to hold all or any portion of a premium for a reasonable length of time until the amount held can be applied to a Policy without causing it to be a MEC.

In the above cases, we will treat the excess premium as having been received on the date the excess premium would no longer create a MEC or the date we receive the signed acknowledgment. We will then process it accordingly. You may submit a written authorization to us with the premium instructing us to apply the premium to the policy even though applying that premium would cause the policy to become a MEC. In that event, we will treat such authorization as the signed acknowledgement noted above and will credit the net premium to the policy according to our regular premium allocation rules.

Continuation of Insurance

If you stop paying premiums, we will continue your policy at the face amount then in effect and with any additional benefits provided by rider, subject to the No-Lapse Guarantee, the Grace Period and the Monthly Deductions provisions.

ALLOCATION OF PREMIUMS

We will allocate premiums among the coverage segments of the base policy and any layers in the same proportion as the target amounts for each. We deduct administrative charges from gross premiums based on the coverage segment to which premiums are allocated before crediting net premiums to the accumulation value of the base policy or the layer.

Allocation of Net Premiums

In the application for your policy, you elect the initial allocation of the net premiums among the investment options. You may allocate net premiums to one or more investment options. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and the combined percentages must total 100%. In the future, we may limit the number of sub-accounts you may invest in. Currently, you may allocate your net premiums among any or all the sub-accounts* and the fixed account. The allocation percentages you elect will apply to all premiums we receive unless you change your premium allocation instructions to us.

*	New net premiums or transfers may no longer be allocated to the Transamerica JPMorgan Mid Cap Value VP sub-account.

You may change your premium allocation instructions at any time by sending us a written request or by exercising your telephone access privilege. Any premium allocation change will apply to all premiums we receive on or after the effective date of change. We reserve the right to charge a fee up to $25 for each premium allocation change, but we do not currently charge for allocation change requests. We will deduct any such fee from the accumulation value of the base policy on a pro-rata basis.

Your premium allocation election applies to all net premiums credited to your policy. Separate elections for each coverage segment are not permitted.

If mandated under applicable law, we may be required by the government to freeze access to the contract. This may require us to reject any payments, block your access to the contract value (i.e., disallow any requests for transfers, partial withdrawals, or surrenders), and withhold any death benefit payments until we receive instructions from the appropriate government regulator.

The accumulation value in each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. You should review your allocations of premiums and accumulation value as market conditions and your financial planning needs change.

Initial Premium

The initial net premium will be credited to your policy no later than the second valuation date following the latest of:

•	the date we approve the issuance of the policy;

•	the policy date;

•	the date we receive the minimum initial premium at our Administrative Office; or

•	the date we approve the final delivery requirement returned to us, if the policy was issued with delivery requirements.

Delivery requirements are any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

We may deduct from the initial net premium the amount of the monthly deductions due prior to allocating the remaining net premium to your policy’s accumulation value.

Subsequent Premiums

We will credit subsequent net premiums we receive on the date we receive them at our Administrative Office. If the date we receive a premium is not a valuation date, we will allocate the net premium on the next valuation date.

Crediting of Net Premiums Before Reallocation Date

If any net premium is credited before the reallocation date, any amounts you elected to allocate to the separate account will be initially allocated solely to the money market sub-account. On the reallocation date, we will reallocate the portion of the accumulation value in the money market sub-account among the sub-accounts that you elected. If the reallocation date is not a valuation date, we will make the reallocation on the next valuation date.

We will allocate any net premium credited to the policy on or after the reallocation date directly to the investment options you elected.

UNITS AND UNIT VALUES

Valuation of Units

We will allocate net premiums and transfers to the sub-accounts you have elected. All net premiums will be allocated according to the Allocation of Net Premiums section above.

Your policy will be credited with a number of units in a sub-account equal to the amounts allocated to that sub-account divided by the value of the applicable unit. The value of the applicable unit will be determined on the day the amount is allocated. If the day we allocate the amount is not a valuation date, the value of the applicable unit will be determined on the next valuation date.

The number of units in a sub-account will remain fixed, unless:

a)	increased by a net premium or a transfer allocated to the sub-account;

b)	reduced because of a partial surrender, surrender penalty free withdrawal, surrender penalty, monthly deduction, policy loan, or other charges or fees allocated to the sub-account, or because of a transfer from the sub-account; or

c)	changed by a subsequent split of a unit value.

Any transaction described in b) above will result in the cancellation of a number of units that are equal in value to the amount of the transaction.

On each valuation date, we will value the assets of each sub-account and determine the value of each unit. Valuation is determined as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time) on each day the exchange is open. Valuation dates are Monday through Friday, except for certain holidays that the New York Stock Exchange is closed. These are Thanksgiving, Christmas, New Year’s Day, Washington’s Birthday, Good Friday, Martin Luther King, Jr. Day, Memorial Day, 4th of July, and Labor Day.

Unit Values

The unit values for all sub-accounts except the money market sub-account were initially set at $10.00. The unit value for the money market sub-account was initially set at $1.00. The unit value for a sub-account on any subsequent valuation date is equal to:

(A x B)

C

where

A	is the number of shares of the underlying portfolio held by the sub-account at the end of the valuation date.

B	is the net asset value (NAV) per share of the underlying portfolio as of the end of the valuation date, plus the per share amount of any capital gains or dividends declared on that valuation date.

C	is the number of units outstanding as of the end of the prior valuation date.

The unit value may increase or decrease from one valuation date to the next. You bear this investment risk. We reserve the right to change the method we use to determine the unit value, subject to any required regulatory approvals.

There can be no assurance that the Transamerica Money Market Variable Portfolio will be able to maintain a stable net asset value per share, and during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market sub-account may become extremely low and could possibly be negative.

If we are required to pay federal taxes on the separate account, we reserve the right to deduct a charge for such taxes. We may reflect the amounts of such charges in the calculation of the unit values.

ACCUMULATION VALUE

Determination of Accumulation Value

The base policy and each layer have separate accumulation values, a portion of which may be available to you by taking a loan, a surrender penalty free withdrawal or partial surrender, or upon surrendering the policy. The accumulation value may affect the amount of the death benefit.

The accumulation value of the base policy at the time the initial premium is accepted is equal to:

•	the initial net premium; minus

•	the monthly deduction(s) that start on the policy date.

The accumulation value of the base policy or a layer on any specified date after the initial premium is allocated to the policy is equal to the sum of:

•	the accumulation values in the separate account; plus

•	the accumulation values in the fixed account, including the loan account, for the base policy or layer on that date.

Sub-Accounts

The portion of your accumulation value in sub-accounts to which you have allocated your net premiums or transferred amounts is equal to the value of the units in the sub-accounts credited to your policy times the number of such units.

Fixed Account

Amounts in the fixed account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us.

Loan Account

Amounts borrowed from the policy are transferred to the loan account. Amounts in the loan account do not vary with the investment performance of any sub-account. Instead, these amounts are part of the fixed account but credited with separate interest rates. The loan account and the segregated interest credited with respect to loans are excluded from the value of the policy used to determine pro-rata allocations.

Good Order Signature Requirements for Partial Surrenders, Full Surrenders, and Policy Loans

A written request for a partial surrender, a full surrender, or a policy loan (collectively, “disbursements”) will not be considered to be in good order unless certain signature requirements are met, among other things.

If the disbursement amount requested is $5,000 or more, and the signature on the request cannot be validated against the signature in our records, the request will not be considered in good order. We will require a notarized signature on the written request for the disbursement before processing the request.

If the policy owner is a trust, a properly completed verification of trust form must accompany the disbursement request for the request to be considered in good order.

If the policy owner is a corporation, a partnership, or other business entity, a current corporate resolution or other written verification of the individual(s) who have authority to request disbursements from the policy is required for the disbursement request to be considered in good order.

During the 60 day period following a change of the policy owner’s address on our records, all policy loan requests must be made in writing.

All policy loan requests on policies owned by trusts and corporations must be made by written request. Telephone requests for policy loans are not valid if the policy owner is a trust or corporation.

Partial Surrenders

At any time after the end of the free-look period, you may surrender a portion of the policy’s value by sending us a written request. We will deduct the surrender amount and any surrender penalty from your investment options on the day we receive your surrender request in good order at our Administrative Office. If that day is not a valuation date, we will deduct the surrender amount and any surrender penalty from your investment options on the next valuation date.

In any policy year, the maximum amount that you may receive by partial surrender is:

•	the accumulation value of the policy; minus

•	any existing policy debt, plus estimated additional interest on existing policy loans to the end of the policy year; minus

•	three times the most recent monthly deductions; and minus

•	the greater of $25 or the surrender penalty that would apply for a full surrender of the policy.

If you request an amount larger than the maximum described above, we will treat it as a request for a full surrender.

We will calculate the maximum partial surrender amount for the base policy and each layer in a similar manner.

The amount of the partial surrender will be deducted from the policy’s accumulation value. This amount will be deducted from the accumulation value of the base policy and any layers based on the proportion that the maximum partial surrender amount for each bears to the total maximum of the partial surrender amounts available for the base policy and all layers. Within the base policy or a layer, we will allocate the partial surrender amount between the basic coverage segment and any supplemental coverage segment in proportion of the target amount for each.

The amount of a partial surrender that exceeds the amount eligible for a surrender penalty free withdrawal, as described below, will be subject to a surrender penalty. This amount is called the “excess amount.” Surrender penalties will apply:

•	during the first 12 policy years for the base policy and during the first 12 layers years for a layer on the excess amounts attributed to the basic coverage segment of the base policy or a layer; and

•	during the first 16 rider years and during the first 16 rider layer years for a rider layer on the excess amount attributed to the supplemental coverage rider.

We will determine the surrender penalties based on the coverage segments to which we attribute the excess amount. This excess will be attributed first to the most recent layer, if any. To the extent the excess is greater than the face amount of the most recent layer (adjusted for purposes of calculating surrender penalties to reflect the amount of any surrender penalty free withdrawal amount), the remainder will be attributed to the next most recent layers in order, and then to the base policy.

For each coverage segment where the amount attributed equals the face amount, the surrender penalty will be equal to A times B divided by C, below. For each coverage segment to which any lesser amount is attributed, the surrender penalty will be equal to A times B divided by D below, but not more than A times B divided by C. For purposes of these calculations:

A	is the amount of the excess attributed to the base policy, layer, or any associated supplemental coverage segment;

B	is the coverage segment’s surrender penalty factor for the current coverage segment year, as applicable;

C	is 1000; and

D	is 1000 minus the coverage segment’s surrender penalty factor for the current coverage segment year.

We calculate surrender penalties separately for the basic coverage and for any associated supplemental coverage segment within the base policy or a layer. The surrender penalties for the base policy or a layer are the sum of the surrender penalties for the basic coverage plus the surrender penalties for the supplemental coverage, if any, associated with the base policy or layer.

The surrender penalty factors for the base policy, layers and any associated supplemental coverage segments vary by policy year, layer year, rider year and/or rider layer year and are shown in the policy data pages. However, if the sum of the surrender penalties for the base policy and any layers, and all associated supplemental coverage segments, is less than $25, the surrender penalty will be $25.

We will deduct the surrender penalty first from the accumulation value of the newest layer. If the accumulation value of that layer is insufficient, we will deduct the remainder successively from the next most recent layer(s), and then from the base policy. After we have allocated the surrender amount and surrender penalty among the base policy and any layers, we will deduct the allocated amounts from your investment options on a pro-rata basis.

We may permit you to specify the investment options from which the partial surrender and surrender penalties, if any, are to be deducted. Such specifications must be in a form and manner acceptable to us. If any part of your specified allocation cannot be processed, we will reject the entire request and not process any portion of the partial surrender. For example, if you elected to allocate a portion of the partial surrender to a sub-account that, in fact, had no accumulation value in it, we would reject your request. In this event, we will notify you and will require a new instruction from you before processing the partial surrender request. Your partial surrender request will be effective on the valuation date on which we receive your new request.

If you have one or more layers on the policy, your partial surrender may only be allocated pro-rata. You will not be permitted to specify the investment options from which you want to allocate the partial surrender amount.

If you chose Death Benefit Option 1, we will also reduce the face amount of the most recent layer and any associated supplemental coverage segment by the amount of the partial withdrawal. If the amount of the reduction exceeds the face amount of the most recent layer, including the face amount of any associated supplemental coverage segment, the excess amount will reduce the face amount of the next most recently added layers, in order, and then the face amount of the base policy.

If you chose Death Benefit Option 3, we will also reduce the face amount of the most recent layer and any associated supplemental coverage segment by:

a)	the partial withdrawal amount, not including any surrender penalties, that exceeds the cumulative gross premiums paid minus the sum of all previous partial withdrawals (not including surrender penalties) and premium refunds; and

b)	the amount of the surrender penalties on the partial withdrawal.

If the amount of the reduction exceeds the face amount of the most recent layer and any associated supplemental coverage segment, the excess amount will reduce the face amount of the next most recently added layers, in order, and then the face amount of the base policy, along with the face amounts of any associated supplemental coverage segments.

The face amount decrease, including reductions for surrender penalties, will be applied so that the ratio of basic and supplemental coverage segments on any remaining layer total amount or base policy total amount after the decrease will be the same as before the decrease.

If the new face amount would be less than our minimum allowed, then we will not allow the partial surrender.

The accumulation value, if any, remaining on a layer after that layer’s face amount is reduced to zero will be transferred to the base policy.

Surrender Penalty Free Withdrawals

After the first policy year, a portion of any partial surrender amount you request over $100 is available without surrender charges. The amount available is:

•	10% of the accumulation value; minus

•	100% of the sum of all surrender penalty free withdrawals since the last policy anniversary.

This amount may not exceed the maximum amount available as a partial surrender.

There may be important tax consequences of making a partial surrender of the policy. Consult with a tax adviser regarding these tax consequences.

NONFORFEITURE OPTION – FULL SURRENDER

You may surrender the policy at any time for its net cash value. The surrender penalty for a full surrender of the policy is equal to the surrender penalty, if any, for the base policy, plus the surrender penalty, if any, for each layer, plus the surrender penalties, if any, for any supplemental coverage rider or rider layer.

The surrender penalty factors for your base policy, layers, the supplemental coverage rider and rider layers appear in the policy data pages. We will use the factors to determine the surrender penalty we will apply.

To calculate the surrender penalty for the base policy and any layer multiply the factor for the current policy year or layer year by the number of thousands of face amount of the base policy or layer. This is the surrender penalty for that coverage segment. There is no surrender penalty for the base policy or a layer after the first 12 policy years or layer years.

To calculate the surrender penalty for any supplemental coverage rider or rider layer multiply the surrender penalty factor for the current rider year or rider layer year by the number of thousands of face amount of the supplemental coverage rider or rider layer. This is the surrender penalty for that coverage segment. There is no surrender penalty for the supplemental coverage rider or rider layer after the first 16 rider years or rider layer years.

We will process the surrender on the day we receive your written request in good order. If that date is not a valuation date, then the request will be effective on the next following valuation date.

If you request a full surrender within 30 days after a policy anniversary, the net cash value of the fixed account will not be less than the net cash value of the fixed account on that anniversary less any policy debt, partial surrenders, including any surrender penalty, surrender penalty free withdrawals and transfers, including transfer fees, deducted from the fixed account after that anniversary.

There may be important tax consequences of taking a full surrender of the policy. Consult with a tax adviser regarding these tax consequences.

POLICY LOANS

You may borrow any portion of the net cash value of the policy. We will process a loan on the day we receive your loan request in good order. If that day is not a valuation date, we will process the loan on the next valuation date.

We will require the written consent of any irrevocable beneficiaries.

There are two types of policy loans, preferred loans and regular loans.

Preferred loans are:

•	any amounts we agree to accept under the policy as a carryover loan pursuant to an exchange under Code Section 1035;

•	all existing and new policy loans beginning on the tenth policy anniversary (the start of the 11th policy year); and

•	loans to pay the policy loan interest due on preferred loans.

Regular loans are policy loans that do not qualify as preferred loans. During the first ten policy years, all requested loans are regular loans. (Carryover loans accepted pursuant to a Code Section 1035 exchange are treated as preferred loans in all policy years.) Loans taken to pay loan interest on regular loans will also be processed as regular loans.

The following terms and conditions apply to policy loans:

•	The maximum loan amount is the policy’s accumulation value as of the date of the loan request, minus the total of:

a)	any existing policy debt plus estimated additional interest on existing policy loans to the end of the policy year; plus

b)	interest on the amount of the loan to the end of the policy year; plus

c)	the surrender charges that would be assessed on a full surrender of the policy or, if greater, the amount of two monthly deductions for the base policy and for all layers.

We will calculate the maximum loan amount for the base policy and each layer in a similar manner.

•

We will allocate the requested loan amount to the base policy and any layers in the same proportion that the maximum loan amount for each bears to the total of the maximum loan amounts for the base policy and all layers. We will then deduct the allocated amount from the base policy’s or layer’s investment options on a pro-rata basis, unless you specify, in a form and manner acceptable to us, the investment options to which you want to allocate the loan amount. We will transfer the loan amount to the loan account.

If any part of your specified allocation cannot be processed, we will reject the entire request and not process any portion of the loan request. For example, if you elected to allocate a portion of the loan to a sub-account that, in fact, had no accumulation value in it, we would reject your request. In this event, we will notify you and will require a new instruction from you before processing the loan request. The loan request will then be effective on the valuation date on which we receive your new request.

If you have one or more layers on your policy, your loan may only be allocated pro-rata. You will not be permitted to specify the investment options from which you want to allocate the loan amount.

•

We will credit interest to your policy with respect to the outstanding loan amount in the loan account. The loan account is part of the fixed account. The loan account includes outstanding loans. For preferred loans, we will credit interest at an annual effective interest rate of no less than 7.75%. For regular loans, we will credit interest at an annual effective interest rate of no less than 6.75%. Currently, we credit interest with respect to preferred loans at an annual effective rate of 8.00%, and we credit interest with respect to regular loans at an annual effective rate of 7.00%.

Interest earned with respect to outstanding loans is segregated within the fixed account during the policy year in which such interest is earned. Such segregated interest earnings are not included in the calculation of pro-rata allocations. Monthly deductions and other transactions are not allocated to such segregated interest earnings.

Such interest earned during the policy year with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next policy anniversary (the day following the end of the policy year) or, if earlier, beginning on the date the loan is repaid in full. During the one month period beginning on the policy anniversary (or such earlier date, as applicable), you may transfer any portion of the prior year’s interest credited with respect to outstanding loans. Thereafter, transfers will be subject to our current limits on the amount and frequency of transfers from the fixed account.

•

Loan interest charged on policy loans accrues daily and is charged in arrears on the policy anniversary, or, if earlier, the date the loan is repaid in whole or in part, the policy is surrendered lapses or otherwise terminates; or the date of the insured’s death. The annual effective loan interest rate is 8.00%. This rate applies to both preferred loans and to regular loans. We may charge a lower rate. We will never charge a higher interest rate. If you do not pay interest when it is due, we will add the amount of the interest to the loan.

We will allocate any loan interest due on the policy anniversary (or earlier, if applicable) to the base policy and any layers in the same proportion that the outstanding loan amount for each bears to the outstanding loan amount for the policy. We will then deduct the allocated amount from the base policy’s or layer’s investment options on a pro-rata basis. We will transfer the loan interest to the loan account. The loan interest will become part of the loan.

•	If the insured dies, we will deduct the policy debt from the death benefit before we pay the death benefit to the beneficiary.

Carryover Loans

If you have a policy loan on a life insurance policy and you are exchanging that policy for a new life insurance policy, you may incur income tax liability on all or part of the amount of the outstanding loan unless you:

•	repay the loan prior to the exchange; or

•	carry over the loan to the new policy.

The income tax liability is based on the amount of the outstanding policy loan in excess of your tax basis in the policy to the extent of any gain or earnings in the policy at the time of the exchange.

We will allow you to carry over a policy loan on your old policy to your new policy through an IRC Section 1035 exchange, up to certain limits based on our then current guidelines. We will treat any loan carried over as part of a Section 1035 exchange as a preferred loan under the new policy. This provision may not be available in all states. Carryover loans are not permitted on policies issued subject to Florida’s jurisdiction.

If you wish to carry over an outstanding policy loan to your TransAccumulator VUL II policy, you must provide us with written notice of your intent to carry over a policy loan on a form provided by us at the same time you provide us with your election to exchange another life insurance policy for the TransAccumulator VUL II policy.

The carryover loan plus the cash transferred to us from the other company on the surrender of the old policy is a premium to us under the IRC Section 1035 exchange. This premium is the “exchange premium.”

Carryover loans are considered part of the premium for this policy, including for purposes of:

•	Life insurance qualification tests under IRC Section 7702 and seven-pay premium tests under IRC Section 7702(A); and

•	Allocations among coverage segments and determination of administrative charges. The amount of the administrative charges is deducted solely from the cash portion of the exchange premium.

We will credit the exchange premium in accordance with our normal premium crediting rules. The exchange premium will be considered “received by us” only when we receive both the surrender check and information as to the exact amount of the outstanding loan on the date of surrender of the old policy from the other insurance company.

As a policy loan, a carryover loan will affect the amount of premium you must pay to meet your cumulative premium requirements under the no-lapse guarantee provision. Depending on the amount of the carryover loan, other premiums you pay into the policy, and other factors, you may need to pay additional premiums or repay part or all of the loan in order to put the policy in force or to keep the policy from going into default.

The carryover loan amount is not included in any amounts we refund to you if you exercise your free look option under the policy.

Loan Repayment

You may repay any part of the policy debt at any time while the insured is living. We will allocate the loan repayment on the day we receive it at our Administrative Office. If that day is not a valuation date, we will allocate it on the next valuation date.

If you want to make a loan repayment, you must tell us that the payment you send us is for that purpose. Unless your payment is clearly marked as a loan repayment, we will assume it is a premium payment if it is received before the policy anniversary nearest the insured’s 111th birthday. When we receive a loan repayment, we will apply it to reduce the outstanding balance in the loan account. The loan repayment will be allocated first to the most recent portion of the outstanding loan that is a regular loan; and then to the next most recent portions, in order, that are regular loans; then to the most recent portion of the outstanding loan that is a preferred loan; and then to the next most recent portions, in order, that are preferred loans. For each such portion of the loan being repaid, the loan repayment is first allocated to the portion of that loan amount in the base policy, and then successively to any layers in the order of their layer dates. After we have allocated the loan repayment among the base policy and any layers, we will allocate those amounts to your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Accrued loan interest is due at the time of loan repayment. Loan repayments will result in loan interest being transferred from the investment options to the loan account at the time of the repayment.

Your policy will not automatically lapse if you do not repay a loan. However, it will go into default if the net cash value is not large enough to cover the monthly deduction due (subject to the no-lapse guarantee provisions of the policy) or if the policy debt exceeds the accumulation value (regardless of the status of the no-lapse guarantee).

Effect of Policy Loans

Policy loans will affect the accumulation value and net cash value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the underlying portfolios in which the sub-accounts are invested is less than or greater than the interest credited to the portion of the policy in the fixed account that secures the loan.

We will deduct any policy debt from the proceeds payable upon a full surrender or when the insured dies.

The policy will be in default, will enter the grace period and may lapse at the end of that period if the net cash value is not large enough to cover the monthly deduction due (subject to the no-lapse guarantee provision of the policy) or the policy debt is greater than the accumulation value of the policy. As a result, increases in the outstanding loan and/or decreases in the accumulation value may make it more likely that your policy will lapse. Assuming you do not make loan repayments, the outstanding loan will increase if you receive additional loan amounts from your policy. The outstanding loan amount will also increase if you do not pay loan interest due in cash. Monthly deductions reduce your accumulation value. Your accumulation value, net of outstanding loans, will decrease if you take additional loans from your policy or you take partial surrenders from your policy or, in certain situations, you decrease the face amount of your policy. The accumulation value in a sub-account on the policy may decline based on the investment performance of the underlying portfolio.

In the event the policy lapses or is otherwise terminated while a policy loan is outstanding, the policy debt will be treated as cash received from the policy for income tax purposes. Any cash received, that is, the outstanding policy loan and accrued loan interest plus any other accumulation value less surrender penalties in excess of the policy’s tax basis, should be taxable as ordinary income.

For a discussion of the federal tax considerations of policy loans, see FEDERAL TAX CONSIDERATIONS – Policy Loans.

LAPSE & REINSTATEMENT

Grace Period

If the policy goes into default, we will let you know by sending a notice to your last known address. The notice will state the amount you must pay to keep the base policy, any layers and any supplemental coverage rider and rider layers in force. You must pay this amount before the grace period ends. The grace period is a period of 61 days beginning on the date we send you the notice. If you do not pay enough, your policy will lapse at the end of the 61 days and your insurance coverage under the policy and any riders will terminate.

The policy will go into default on a monthly policy date if the net cash value is less than the monthly deductions due, unless:

•	the policy is in its no-lapse period; and

•	the cumulative premium requirement is satisfied.

If the policy goes into default, we will send you notice telling you the amount you must pay to bring the policy out of default. The amount is equal to A plus B plus C, where:

A	is the amount necessary to bring the net cash value to zero, if it is less than zero at the date of default;

B	is an amount up to five times the monthly deduction due on the date of default; and

C	is an amount sufficient to cover the administrative charges associated with the premiums under A and B above.

The amount equal to up to five times the monthly deduction due on the date of default includes the two monthly deductions due for the insurance provided during the grace period plus up to three monthly deductions due when the policy is brought out of default.

If the policy goes into default during the first ten policy years (the no-lapse period), you may pay the following alternative amount to bring the policy out of default if this amount is less than the amount stated above. This alternative amount is equal to D plus E, where:

D	is the amount, if any, necessary to satisfy the cumulative premium requirement for the no-lapse period on the date of default; and

E	is the amount up to three times the monthly no-lapse premium amount.

The policy will also go into default if the policy debt exceeds the accumulation value or, beginning with the policy anniversary nearest the insured’s 111th birthday, the loan interest due on a policy anniversary is not paid in cash and the accumulation value less the outstanding loans is less than the loan interest due.

During the grace period, we will not charge you interest on the amount due. If the insured dies during the grace period and before you pay the amount due, we will subtract from the death benefit the amount required to provide insurance to the date the insured died.

Reinstatement

If the policy lapses, it may be reinstated provided it was not surrendered. To reinstate the policy, you must meet the following conditions:

•	You must request reinstatement in writing within three years after the date of lapse and before the policy anniversary nearest age 111.

•	The insured must submit evidence of insurability satisfactory to us.

•

The reinstated policy will be subject to the no-lapse provisions during the no-lapse period. Any increase in the face amount of the base policy will also be subject to the no-lapse provisions during the policy’s no-lapse period. The no-lapse period will be calculated from the original policy date. It does not start over.

If the policy lapsed during the 10 year no-lapse period and is reinstated before the end of that period, you must pay a premium equal to the lesser of A or B, where:

A	is the amount necessary to satisfy the cumulative premium requirement as of the date of reinstatement, plus an amount equal to three monthly no-lapse premiums; and

B	is an amount equal to:

(i)	the amount that was required to bring the net cash value to zero on the date the policy went into default; plus

(ii)	an amount sufficient to cover the two monthly deductions that were due when the policy lapsed and three monthly deductions due when the policy is reinstated; plus

(iii)	an amount sufficient to cover the administrative charges associated with the reinstatement premium.

The amount equivalent to the two monthly deductions due when the policy lapsed will be used to reimburse us for the insurance provided during the grace period.

If the policy is reinstated after the end of the first ten policy years (the no-lapse period), you must pay a premium equal to B above.

If any loans existed when the policy lapsed, you must repay or reinstate the policy debt, with interest.

Surrender penalty periods in the reinstated policy and supplemental coverage rider, if any, will be calculated from the original policy and layer dates, as applicable, as well as the original rider and rider layer dates for any supplemental coverage rider.

The effective date of a reinstatement will be the date we approve your request. We will resume taking monthly deductions for the policy as of the monthly policy date nearest the date we approve your request for reinstatement. If a person other than the insured is covered by any attached rider, that person’s coverage will be reinstated under the reinstatement terms of such rider.

The accumulation value of the reinstated policy will be:

•	any surrender penalty assessed at the time of lapse; plus

•	any loan repaid or reinstated; plus

•	any net premium you pay at reinstatement; minus

•	any monthly deductions due at the time of lapse.

If the Supplemental Adjustable Life Insurance Rider was effect on your policy at the time the policy lapsed, the rider and any rider layer will be reinstated when the policy is reinstated. At reinstatement, the face amount of the rider or any rider layer will be the same as at the time of lapse, and the ratio of basic coverage segments and associated supplemental coverage segments will be the same as at the time of lapse. The rider and any rider layers may only be reinstated together with the policy, and they must be reinstated if the policy is reinstated.

We will allocate any loan repaid and any net premium you pay at reinstatement according to the most recent premium allocation election we have received from you. We will restore any surrender penalty assessed at the time of lapse. We will allocate any restored surrender penalty at reinstatement between the base policy and any layers in the same proportion as these amounts were deducted at the time of lapse. We will then allocate the base policy and layer amounts among your investment options in the same proportion as these amounts were deducted at the time of lapse.

We will allocate the amount you pay within one valuation date after the later of:

•	the valuation date that we approve the reinstatement; or

•	the valuation date that we receive the reinstatement premium and any other payments.

OTHER BENEFITS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement is in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.

Accident Indemnity Rider

This rider provides an accidental death benefit if the insured dies as a result of accidental bodily injury while the rider is in force. The accidental death benefit under the rider is in addition to any death benefit under the policy. The rider is available for insureds who meet our underwriting requirements and are between the ages of 5 and 65 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.

Guaranteed Insurability Rider

This rider allows you to apply for additional insurance on the insured without providing evidence of insurability. The rider is available to insureds between the ages of 0 and 33 who meet our underwriting requirements on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. You may apply for the additional insurance on the available option dates and such insurance may be on any plan of level premium, level face amount whole life, endowment or flexible premium life insurance we are offering on the option date. The additional insurance may be issued as a new layer on your TransAccumulator VUL II policy.

Insurance on Children Rider

This rider provides for a term insurance benefit to be paid if a covered child dies before his or her 25th birthday and before the policy anniversary nearest the insured’s age 65. It is available on the children of insureds who meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.

The term insurance is convertible to a permanent plan of insurance we make available for this purpose when the child reaches age 25 or the policy anniversary nearest the insured’s 65th birthday, provided the rider is in force on those dates.

Supplemental Adjustable Life Insurance Rider

This rider provides a death benefit in addition to the basic coverage under the policy. Subject to our approval, coverage under this rider may be added on the policy date in association with the base policy or on a layer date in association with a layer. There are charges associated with this rider. Adding the rider will result in increased monthly deductions for the policy.

Waiver Provision Rider

This rider provides that we will waive each monthly deduction due if the insured becomes totally disabled after the insured’s 10th birthday. While monthly deductions are being waived, premium payments are not required. The rider is available to insureds who meet our underwriting requirements and are between the ages of 0 and 55 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. For purposes of this benefit, a disability is considered to be total when the insured becomes so disabled by injury or disease that he or she is unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. The definition of total disability may vary by state. We will not pay any benefit under the rider if the insured’s total disability results directly or indirectly from conditions or activity specifically excluded in the rider.

Accelerated Death Benefit Option Endorsement

This endorsement is intended to provide for the payment of a qualified accelerated death benefit if we receive satisfactory evidence that the insured has a terminal illness that is expected to result in the insured’s death within 12 months. Any accelerated death benefit amount payable will be a minimum of $10,000 up to a maximum amount of $250,000 or 75% of the death benefit under the policy, whichever is less.

This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. There is no charge for the endorsement unless the accelerated death benefit option is exercised. When an accelerated death benefit is paid, we will deduct an administrative charge of $250 from each accelerated death benefit payment.

Exercising the accelerated death benefit option will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy’s accumulation value and a decrease in the net single premium and the guideline premium limits.

Benefits paid under this endorsement may be taxable in certain situations. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy

Full Policy Surrender Penalty Waiver Endorsement

This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if your application stipulates that you plan to make premium payments of at least $100,000 per year for each of the first five policy years, among other criteria. There is no additional charge for this endorsement.

Option for Additional Insurance Endorsement

This endorsement will be added to your policy if the insured is between the ages of 0 and 65 on the policy date and meets our underwriting requirements for this endorsement. There is no charge for the endorsement and adding the endorsement will not increase the monthly deductions or the monthly no-lapse premiums on your policy.

While this endorsement is in force, you may request us to issue additional insurance on the first, second or third policy anniversary, subject to the terms of the endorsement, up to a maximum amount of the original face amount, or $100,000, whichever is less.

If the insured is 50 years old or less on the policy date, no evidence of insurability will be required if you exercise the option for additional insurance. If the insured is between the ages of 51 and 65 on the policy date, we will require certain evidence of insurability before we will approve the request to exercise the option for additional insurance.

The additional coverage will be issued as a new TransAccumulator VUL II policy or, if you request, as a new layer of coverage on your current policy. The new policy or layer, as applicable, will be dated and effective on the chosen option date.

Surrender Penalty Deferral Endorsement

This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy if you request it on the application and indicate your intention to pay at least $50,000 per year for the first 5 policy years.

There is no charge for this endorsement. It can only be added to your policy when it is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.

If you subsequently request another decrease in face amount or request a full or partial surrender during the surrender penalty period for any coverage segment on which the surrender penalties were deferred, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.

CHARGES AND DEDUCTIONS

The following charges will apply to your policy under the circumstances described. Some of these charges apply until the policy anniversary nearest the insured’s 111th birthday. Other charges apply only if you choose certain options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

•	the death benefits, cash and loan benefits provided by the policy;

•	investment options, including net premium allocations;

•	administration of various elective options under the policy; and

•	the distribution of various reports to policy owners.

Costs and expenses incurred by us include:

•	those associated with underwriting applications and riders;

•	various overhead and other expenses associated with providing the services and benefits related to the policy;

•	sales and marketing expenses; and

•	other costs of doing business, such as federal, state and local taxes, premium taxes and other taxes and fees.

Some of the risks that we assume include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits sooner than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

Administrative Charge

An administrative charge is assessed on each premium payment you make to us. The amount of the administrative charge varies by:

•	how long your policy, any layers, and any associated supplemental coverage segments have been in force;

•	the target amounts for the coverage segments on your policy; and

•	whether part of your coverage is provided under the supplemental adjustable life insurance rider.

We allocate each premium received among the coverage segments as described in the PREMIUMS section.

The administrative charge we currently deduct from premiums attributable to the basic coverage segment of the base policy or to a layer is:

•	7.60% of premiums up to the target amount per year during each of the first 10 policy or layer years; and

•	3.60% of all other premiums. This includes premiums in excess of the target amounts per year during the first 10 years, and all premiums allocated to a basic coverage segment after the 10th year.

These charges are also the guaranteed maximum administrative charges we may assess on premiums allocated to the basic coverage under the base policy or to a layer.

The administrative charge we currently deduct from all premiums attributable to the supplemental coverage segments, if any, is 3.60% of premiums.

However, the guaranteed maximum administrative charge we can deduct from premiums allocated to a supplemental coverage segment is:

•	8.60% of premiums up to the target amount per year during each of the first 10 rider or rider layer years; and

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3.60% of all other premiums. This includes premiums in excess of the target amounts per year during the first 10 years, and all premiums allocated to a supplemental coverage segment after the 10th year.

Currently, the administrative charge for premiums allocated to supplemental coverage segments is less than the administrative charge for premiums allocated to basic coverage segments. But, because we reserve the right to increase the administrative charge for supplemental coverage to its maximum guaranteed rate, you bear the risk that future administrative charges for supplemental coverage will be higher for premiums attributable to such coverage segment than the maximum guaranteed administrative charge for premiums attributable to basic coverage segments.

The administrative charge is designed to help offset our state and local premium taxes, federal income tax treatment of deferred acquisition costs, as well as a portion of the distribution costs associated with the policies.

Surrender Penalty

During the surrender penalty period, we will assess a surrender penalty on (a) any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal, (b) a decrease in face amount, and/or (c) a full surrender of the policy. Separate surrender penalty factors and surrender penalty periods apply to the base policy and to each layer. Additionally, separate surrender penalty factors and surrender penalty periods apply to basic coverage and to supplemental coverage. The minimum surrender penalty is $25.

The surrender penalty period for basic coverage segments is the first 12 policy or layer years. The surrender penalty period for supplemental coverage segments is the first 16 rider or rider layer years.

We deduct the surrender penalty from the accumulation value of the base policy and layer, if any.

The surrender penalty that will apply upon a full surrender of the policy is the total of the surrender penalties calculated for the base policy and each layer. If supplemental coverage rider has been added to the policy, the surrender penalty that will apply upon a full surrender of the policy will also include the total of the surrender penalties calculated for the rider and each rider layer.

Partial surrenders in excess of the surrender penalty free withdrawal amount will incur a proportionate surrender penalty during a surrender penalty period for a coverage segment to which the partial surrender is attributed for surrender penalty purposes. Please see ACCUMULATION VALUE – Partial Surrenders for a discussion of partial surrenders, attribution of a partial surrender among coverage segments, calculation of the proportionate surrender penalty, and allocation of the surrender penalty among accumulation values of the base policy and layers.

Face amount decreases will also incur a proportionate surrender penalty during a surrender penalty period for a coverage segment to which the face amount decrease is allocated. Please see DEATH BENEFIT – Option to Change the Face Amount for a discussion of face amount decreases, the calculation of the proportionate surrender penalty and the allocation of the surrender penalty among accumulation values of the base policy and layers. Please also see OTHER BENEFITS- Surrender Penalty Deferral Endorsement.

If you surrender your policy in full, the surrender penalty is a factor times each $1,000 of the face amount of the base policy or layer, if no supplemental coverage is in force on the policy. The surrender penalty factors for a policy depend on:

•	the insured’s age at issue, sex, smoker or non-smoker status, and underwriting risk classification as determined separately for the base policy and each layer, respectively; and

•	how many years the policy and each layer, if any, have been in force.

If a supplemental coverage rider is added to the policy, then the surrender penalty for the rider is a surrender penalty factor times each $1,000 of the face amount of the rider and each rider layer, if any. The surrender penalty factor for a rider or rider layer depends on:

•	the insured’s age at issue, sex, smoker or non-smoker status, and underwriting risk classification as determined separately for the rider and each rider layer, respectively; and

•	the number years the rider and each rider layer, if any, have been in force.

The surrender penalty is calculated in the same manner for the base policy and any layers and for any supplemental coverage associated with the base policy and any layers. To calculate the surrender penalty that will apply on a full surrender of the policy, add up the surrender penalties that apply on each coverage segment. To calculate the surrender penalty that applies for a coverage segment, you:

a)	divide the face amount of the coverage segment by $1,000; and

b)	multiply that result by the surrender penalty factor for the coverage segment for the applicable policy, layer, rider or rider year in which the surrender occurs.

Surrender penalty factors generally decrease each policy year, and each layer, rider or rider layer year on the coverage segment’s anniversary until the factor is zero at the end of the surrender penalty period.

An example of how to calculate the surrender penalty amount is shown in Appendix C.

The surrender penalty is intended to help us recover a portion of our first year acquisition expenses and sales expenses, including commissions.

Premium Allocation Change Charge

When you apply for your policy, you elect the allocation of your premium payments, net of administrative charges among the investment options available under the policy. You may change your allocation by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in premium allocations for new net premiums. We will deduct such charge from the accumulation value of the base policy on a pro rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in allocation elections.

Monthly Deductions Allocation Election Change Charge

You may elect to allocate your monthly deductions among specific investment options on your policy. You may make this election at the time of application for the policy or at a later date after the policy is issued. You may change your election by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in the allocations of monthly deductions. We will deduct such charge from the accumulation value of the base policy on a pro-rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in monthly deductions allocations elections.

Transfer Fee

We will not charge you for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge you up to $25 for each additional transfer. Currently, we do not assess this charge but at any time in the future we may impose a charge, up to the maximum amount, on transfers in excess of 18 per policy year.

This fee is designed to recover our administrative expenses associated with processing more transfers than our other fees and charges for administrative expenses are designed to offset.

Additional Illustrations Charge

At any time upon your written request we will send you an illustration of your policy’s benefits and values. There is no charge for the first illustration in each policy year, but we reserve the right to charge you up to $25 for each additional illustration you request in a policy year. We will deduct such a fee from the accumulation value of your base policy on a pro-rata basis.

This charge is designed to recover our administrative expenses associated with providing more illustrations than our other fees and charges for administrative expenses are designed to offset.

Accelerated Death Benefit Rider Charge

If the Accelerated Death Benefit Rider is in effect on your policy and you receive an Accelerated Death Benefit payment, we will deduct an administrative fee of $250 from each payment you receive.

This fee is designed to help us recover our expenses associated with gathering, reviewing, and evaluating the information necessary to approve your request, as well as our expenses associated with processing the payment.

Reinstatement Interest Charge

If your policy lapses and you subsequently reinstate it, you will incur interest charges if you had an outstanding loan when the policy lapsed.

The reinstatement interest rate is an annual rate of 8.00% for the period from the date the policy lapsed to the date the loan is repaid or reinstated under the Reinstatement provisions. We do not currently impose this charge.

These interest charges are designed to help offset the loss of loan interest we would have otherwise earned from the date the policy lapsed to the date of reinstatement. The interest charges also help us recover a portion of the expenses we incur to underwrite and process the reinstatement request.

Monthly Deduction

Beginning on the policy date and on each subsequent monthly policy date, we will determine and assess the monthly deduction for that policy month. If that date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction is the sum of the monthly deduction for the base policy and the monthly deduction for each layer. The monthly deduction will continue to the policy anniversary nearest the insured’s 111th birthday, and we will not take any further monthly deductions after this date.

The monthly deduction is a set of charges we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses. We may realize a profit from the monthly deductions.

The monthly deduction for the base policy is equal to the sum of up to five charges:

•	the monthly deduction rate for the base policy, times .001; multiplied by:

•	the net amount at risk for the base policy total amount on the applicable monthly deduction date; multiplied by

•	the ratio of the face amount of the base policy to the base policy total amount; plus

•	the policy fee; plus

•	the monthly expense charge per thousand for the base policy, times .001, times the face amount of the base policy; plus

•	the monthly mortality and expense risk charge for the base policy; plus

•	the monthly deduction for any riders excluding the portion of the supplemental coverage rider monthly deduction that is associated with a layer.

The monthly deduction for each layer is equal to:

•	the monthly deduction rate for the layer, times .001 multiplied by:

•	the net amount at risk for the layer total amount on the applicable monthly deduction date; multiplied by

•	the ratio of the face amount of the layer to the layer total amount; plus

•	the portion of the supplemental coverage rider monthly deduction that is associated with the layer; plus

•	the monthly expense charge per thousand for the layer, times .001, times the face amount of the layer; plus

•	the monthly mortality and expense risk charge for the layer.

Beginning with the policy anniversary nearest the insured’s 111th birthday, we will not take any further monthly deductions.

If the monthly deduction amount for a layer exceeds the layer’s accumulation value minus any policy debt on the layer, the excess portion of the monthly deduction for the layer will be taken first from the accumulation value of the most recently added layers, in order, and then from the accumulation value of the base policy.

Unless you specify otherwise, the amount we take from the accumulation value of the base policy and from any layers will be deducted from your investment options within the base policy or layers on a pro-rata basis. We will deduct the monthly mortality and expense risk charge proportionately from the sub-accounts. If you wish to specify the investment options from which you want the monthly deductions taken, you may submit a monthly deductions allocation election to us. A monthly deductions allocation election will not be effective before the reallocation date.

On or after the reallocation date, you may allocate your monthly deductions among the investment options we make available from time to time. The monthly deduction allocation percentages you elect must be whole numbers. The total allocation to all elected investment options must equal 100%. We may limit the number of investment options to which you may allocate your monthly deductions. Your monthly deduction election applies to the base policy and all layers. The monthly deduction allocation percentages you elect will apply to all monthly deductions taken on or after the valuation date on which we receive your request, unless you provide us with a change to your monthly deduction allocation election.

While your monthly deduction allocation election is in effect, we will take your monthly deductions on a pro-rata basis, rather than in accordance with your monthly deduction allocation election, if:

•	the monthly deduction amount for a layer exceeds the layer’s accumulation value minus any policy debt; or

•	the value of any of the investment options of any layer or of the base policy is less than the amount of the monthly deduction allocated to that investment option.

We will not notify you if the accumulation value in one or more layers or investment options is not sufficient to allow the monthly deductions to be taken according to your elections. You need to monitor the accumulation values and the values of the investment options of your policy.

We reserve the right to charge up to $25 for each change you request in the monthly deductions allocations. If we assess this charge, we will deduct the charge from the accumulation value of the base policy.

Monthly Deduction Rate: This rate is used to calculate a portion of the monthly deduction on the base policy and on each layer, respectively.

We will determine the monthly deduction rate for the base policy and each layer on each monthly date. The monthly deduction rates may differ for the base policy and for each layer.

The monthly deduction rates will depend on:

•	the insured’s gender;

•	the insured’s class of risk, as of the policy date or layer date, adjusted for any extra ratings;

•	the number of years that the policy and each layer, respectively, have been in force; and

•	the insured’s age as of the policy date or layer date.

The maximum monthly deduction rates for the base policy, layers, supplemental coverage rider and rider layers are based on the 2001 Commissioners Standard Ordinary table for sex distinct, unismoker, age nearest birthday rates, adjusted for extra ratings. The current monthly deduction rates, but not the guaranteed maximum monthly deduction rates, vary by smoker or non-smoker status of the insured.

A table of guaranteed maximum monthly deduction rates for the base policy is shown in the policy data pages. A table of guaranteed maximum monthly deduction rates for each layer will be shown in the policy data pages. We may use rates that are lower than the guaranteed maximum monthly deduction rates, but we will never use rates that are higher.

Any change in the monthly deduction rates, including those under a supplemental coverage rider or any rider layers will be prospective and will be subject to our expectations as to future cost factors. Such cost factors may include, but are not limited to, mortality, expenses, interest, persistency, and any applicable federal, state and local taxes.

The monthly deduction rates in effect for the base policy and for each layer, respectively, at the time they are issued are guaranteed not to be increased during the first policy or layer year.

Policy Fee: On each monthly policy date, we deduct a policy fee as a part of the monthly deduction for the base policy. Currently, this monthly fee is $6. We reserve the right to change this fee, but we guarantee it will never be more than (a) $6 per month during the first policy year, or (b) $10 per month thereafter. There are no separate policy fees for layers.

Monthly Expense Charge per Thousand: The monthly expense charge per thousand varies by policy. The charge for the base policy or a layer is based on:

•	the total face amount of the base policy, layers, and any supplemental coverage rider and rider layers;

•	the number of years the base policy or layer has been in force;

•	the insured’s age at issue;

•	the insured’s gender;

•	the insured’s smoker or non-smoker status; and

•	the insured’s class of risk.

The charge is calculated separately for the base policy and for each layer. We currently assess a monthly expense charge per thousand on the base policy and on any layers during the first five policy or layer years. We do not currently assess this charge after the fifth policy year.

We retain the right to assess a monthly expense charge per thousand up to the guaranteed maximum amount in any policy year or layer year, until the policy anniversary nearest the insured’s 100th birthday.

Mortality and Expense Risk Charge: We assess a monthly charge on each monthly policy date against the accumulation value of the sub-accounts of the base policy and of each layer. The rate varies by the length of time the policy has been in force. The monthly rate is one-twelfth of the annual rate. For policy years 1 through 10, the annual rate is 0.65%. The annual rate we currently intend to charge during policy years 11 through 20 of 0.15% for policy years 21 and later, 0.00%. However, we may charge any rate not in excess of the maximum guaranteed mortality and expense risk charge. The maximum guaranteed mortality and expense risk charge on an annual basis is 0.65% during policy years 1 through 10; 0.40% in policy years 11 through 20, and 0.25% in policy years 21 and later.

The charge assessed for a sub-account is the monthly rate times the sub-account’s accumulation value on the date the monthly deductions are taken. The monthly charge is taken proportionately from each sub-account, unless you elected to allocate your monthly deductions among specific investment options. This charge compensates us for assuming mortality and expense risks; we may realize a profit from this charge. The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay a greater amount of net death benefits sooner than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.

Monthly Deduction for Riders: Additional benefits are available by riders to your policy. The fees for these optional riders pay for the cost of these additional benefits. The monthly deduction for riders, except for the monthly deduction for the Supplemental Adjustable Life Insurance Rider, is deducted solely from the accumulation value of the base policy. The monthly deduction for the Supplemental Adjustable Life Insurance Rider is deducted from the accumulation value of the base policy or layer with which the rider or rider layer is associated. A rider is associated with the base policy or layer that has the same policy date or layer date as the rider date. A rider layer is associated with the layer that has the same layer date as the rider layer date.

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Accident Indemnity Rider – The charge for this rider is part of the monthly deduction during the policy years while the rider is in effect. The rider terminates on the policy anniversary nearest the insured’s 70th birthday, if not terminated sooner. The monthly deduction rate for the rider varies by issue age (age on the layer date for each layer, respectively). The charge is equal to the monthly rate for the rider times the number of thousands of dollars of coverage amount under the rider.

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Guaranteed Insurability Rider – The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured’s 40th birthday, if it has not been terminated sooner. The monthly deduction rate varies based on the issue age and, in California, by the insured’s gender. The monthly rate is applied to the number of thousands of dollars of insurance which may be elected under the rider. If the Waiver Provision Rider is issued on the base policy, Waiver Provision must also be issued on the Guaranteed Insurability Rider. An additional charge is assessed for this, and the rates for the additional charge vary by the insured’s gender and issue age.

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Insurance on Children Rider – The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured’s 65th birthday, or on the 25th birthday of the younger child named in the application for this rider, if not terminated sooner. The monthly deduction rate for the rider is equal to $0.45 for each unit of coverage (one unit is $1,000) elected.

•	Supplemental Adjustable Life Insurance Rider – The rider monthly deduction is the sum of the monthly deductions for the rider and for each rider layer.

Monthly Deduction Rate for the rider, if the rider is part of the base policy total amount, is equal to:

1.	The monthly deduction rate for the rider, times .001; times:

a.	the net amount at risk for the base policy total amount on the applicable monthly deduction date; times

b.	the ratio of the face amount of the rider to the base policy total amount; plus

2.	The monthly expense charge per thousand for the rider.

The monthly deduction for the rider, if the rider is part of a layer total amount, is equal to:

1.	The monthly deduction rate for the rider, times .001; times:

a.	the net amount at risk for the layer total amount on the applicable monthly deduction date; times

b.	the ratio of the face amount of the rider to the layer total amount; plus

2.	The monthly expense charge per thousand for the rider.

The monthly deduction for a rider layer is equal to:

1.	the monthly deduction rate for the rider layer, times .001; times:

a.	the net amount at risk for the layer total amount on the applicable monthly deduction date; times

b.	the ratio of the face amount of the rider layer to the layer total amount; plus

2.	The monthly expense charge per thousand for the rider.

We will determine the monthly deduction rate for the rider and each rider layer on each monthly policy date.

The monthly deduction rate for the rider and each rider layer will depend on:

•	the insured’s sex;

•	the insured’s class of risk as of the rider date or rider layer date, adjusted for any extra ratings;

•	the number of years that the rider or rider layer has been in force; and

•	the insured’s age on the rider date or rider layer date.

A table of guaranteed maximum monthly deduction rates for the rider and a table of maximum guaranteed monthly deduction rates for each rider layer are shown in the policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Monthly Expense Charge Per Thousand. For the rider, this charge is equal to:

•	the monthly expense charge per thousand for the rider, times .001; times

•	the rider face amount.

For a rider layer, this charge is equal to:

•	the monthly expense charge per thousand for the rider layer, times .001; times

•	the rider layer face amount.

The guaranteed maximum monthly expense charge per thousand for each rider or for each rider layer will be shown in the policy data pages. We may assess lesser charges than the guaranteed maximum monthly expense charge, but we will never assess a charge that is higher than the one shown.

The monthly expense charge per thousand varies by policy. The charge for a rider or rider layer is based on:

•	the total face amount of the base policy, layers, and any supplemental coverage rider and rider layers;

•	the number of years the rider or rider layer has been in force;

•	the insured’s age at issue;

•	the insured’s gender;

•	the insured’s smoker or non-smoker status on the rider and, separately, on each rider layer; and

•	the insured’s class of risk on the rider and, separately, on each rider layer.

Currently, we do not assess a monthly expense charge per thousand for the supplemental coverage. We may, however, assess the charge for supplemental coverage at any time in the future, but any charge we assess will not exceed the maximum guaranteed monthly expense charge per thousand for the supplemental coverage segment. The maximum monthly expense charge per thousand will be higher than the maximum monthly expense charge per thousand for an equal amount of basic coverage for the same insured with the same age at issue and for the same duration.

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Waiver Provision Rider – The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured’s 60th birthday, if not terminated sooner. The charge is equal to the monthly deduction rate times the number of thousands of dollars of net amount at risk on each coverage segment, respectively. The rate varies by the insured’s attained age, gender, and smoker or non-smoker classification on the base policy.

Net Loan Interest Charge

The net loan interest charges are the difference between the loan interest rate charged and the rate at which we credit interest with respect to the outstanding loan. Loan interest is charged in arrears at an annual effective rate of 8.00% on the amount of the outstanding policy loan. Loan interest accrues daily and is due on the next policy anniversary or, if earlier, on the date on which the loan is repaid (in whole or in part); the policy is surrendered or otherwise terminated; the policy lapses; or the insured dies.

We deduct the loan interest from your investment options on a pro-rata basis, and then transfer the loan interest to the loan account. We do not allow you to elect an allocation for a loan taken to pay loan interest due. The loan interest deduction and transfer will be effective on the policy anniversary or such other date on which loan interest becomes due if that day is a valuation date. If the policy anniversary or such other date on which loan interest becomes due is not a valuation date, the loan interest deduction and transfer will be effective on the next valuation date. You may choose to pay an amount equal to the loan interest due in cash. Any amount paid will be credited to the policy debt at the time it is received.

In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily. Interest is earned with respect to regular loans at an annual effective rate of 6.75% on a guaranteed basis and 7.00% on a current basis. Interest is earned with respect to preferred loans at an annual effective rate of 7.75% on a guaranteed basis and 8.00% on a current basis. As a result, the net loan interest charges for a regular loan are 1.25% (8.00% minus 6.75%) on a guaranteed basis and 1.00% (8.00% minus 7.00%) on a current basis. The net loan interest charges for a preferred loan are 0.25% (8.00% minus 7.75%) on a guaranteed basis and 0.00% (8.00% minus 8.00%) on a current basis.

Portfolio Expenses

The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios in which the sub-accounts invest. The management fees and other expenses of the portfolios are listed above under the Portfolio Expenses section. The prospectuses and statements of additional information of the portfolios contain more information concerning the fees and expenses.

Possible Tax Charge

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we reserve the right to deduct a charge for such taxes from your policy. We may reflect the amount of such taxes in the calculation of the unit values.

FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica Life In surance Company and the Separate Account

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for such taxes.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In the absence of any guidance from the Internal Revenue Service, or IRS, on the issue, we believe that providing an amount at risk after age 99 in the manner provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain and may include taxation of the gain in the policy at age 100 or the taxation of the death benefit in whole or in part.

Federal tax law requires that the investment of each sub-account funding the policies be adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury’s diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. We may, to the extent permissible under applicable laws, regulations and/or the provisions of the contract (policy), make necessary and appropriate modifications to the contract (policy), or to our administrative rules, to prevent a contract (policy) owner from being treated as the owner of any assets of the separate account and from being taxed directly on the income of such assets.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General

We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as a Modified Endowment Contract, or MEC, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If at any time during the first seven Policy years there is a reduction in the benefits under the Policy, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts

Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)	All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed.

(2)	Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary or designated beneficiary.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even where all of the investment in the policy has not been recovered.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy

Your investment in the policy is generally your aggregate Premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans

In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Withholding

If all or part of a distribution from the policy is includible in gross income, with the exception of the amounts that represent eligible rollover distributions from pension plans, which are subject to mandatory withholding of 20% for federal tax, the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes.

If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a “tax avoidance expatriate” as defined in Code Section 877. Such certification may result in withholding of federal income taxes at a different rate.

Taxable payments or distributions to non-resident aliens under the policy are generally subject to tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States.

The payment of death benefits is generally non-taxable and not subject to withholding.

Interest Disallowance

Interest on policy loans is generally nondeductible. You should consult your tax adviser on how the rules governing the non-deductibility of interest would apply in your individual situation.

Special Rules for Pension Plans

If the policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.

If a distribution from a tax-qualified plan is paid to you and you want to roll over all or part of the eligible distributed amount to an IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includible in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax.

You should consult a qualified advisor regarding ERISA.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a policy on the life of the employee, the employer will pay the premiums and will have the right to a return of premiums paid from the cash surrender value on a surrender of the policy. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department has issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current guidance on your split dollar policy.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Multiple Policies

All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Employer-owned Life Insurance Contracts

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The specific situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repealed the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum federal estate tax rate is 45% and the amount of taxable estate that is excluded from federal estate taxation is $3,500,000.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

DISTRIBUTION

Distribution and Principal Underwriting Agreement

We have entered into a principal underwriting and distribution agreement with our affiliate, Transamerica Securities Sales Corporation (“TSSC”), for the distribution and sale of the policies. We reimburse TSSC for certain expenses it incurs in order to pay for the distribution of the policies (i.e., commissions payable to firms selling the policies, as described below.)

TSSC is affiliated with us. TSSC facilitates the distribution of the policies by entering into selling agreements with other broker-dealers which, in turn, may sell the policy through their sales representatives.

Compensation to Broker-Dealers Selling the Policies

The policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TSSC as principal underwriter for the policies. We pay commissions through TSSC to the selling firms for their sales of the policies.

A limited number of affiliated broker-dealers, Transamerica Financial Advisors, Inc., Transamerica Capital, Inc. and Inter-Securities, Inc., and unaffiliated firms may also be paid commissions and overrides to “wholesale” the policies, that is, to provide sales support and training to sales representatives at selling firms.

The selling firms and the wholesaling firms are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The same broker-dealer may receive commissions as both the selling firm and the wholesaling firm. We may treat the total commissions paid in those situations as commissions to a selling firm, but the total commissions will not exceed the maximum amounts described in the next paragraph.

The total maximum commissions we generally pay to the selling firm and the wholesaling firm are:

•	115% of premiums allocated to basic coverage that are received in the first year, up to a level set by us (“first year premiums”);

•	5% of premiums allocated to basic coverage that are received in the first year in excess of that level (“first year excess premiums”);

•	4% of premiums allocated to basic coverage that are received in the second through tenth year (“renewal year premiums”); and

•	0.25% of the policy accumulation value, net of outstanding policy loans, beginning in the sixth policy year (“trail commissions”).

Generally, the maximum commission we pay the selling firm on first year premiums is 90% of such premiums. The maximum commission we pay the wholesaling firm on first year premiums is 35% of such premiums. If we pay the wholesaling firm a commission that is more than 25% of first year premiums, then the commission we pay the selling firm on such premiums will be lower than the maximum so that, in total, the commissions on first year premiums paid to the selling firm and to the wholesaling firm will not exceed 115% of first year premiums.

Generally, we pay a commission to the selling firm of 4% of first year excess premiums, and we pay a commission to the wholesaling firm of 1% of such premiums. Generally, we pay a commission to the selling firm of 3% of renewal year premiums, and we pay a commission to the wholesaling firm of 1% of such premiums. We also provide compensation to selling firms for providing ongoing service in relation to the policies that have already been purchased. These commissions are trail commissions. Trail commissions are paid solely to the selling firm.

In certain situations we may agree to pay different rates of commissions to the selling firm and/or to the wholesaling firm, including rates of commission that are higher than the maximums we generally pay.

Commissions, other than trail commissions, are determined separately for the base policy and each layer based on the premiums allocated to basic coverage on the base policy and each layer, as well as the duration of the base policy and each layer. Trail commissions are based on the total policy accumulation value, net of all policy loans.

No commissions are paid on premiums allocated to supplemental coverage segments. The policy accumulation value, net of policy loans, attributable to supplemental coverage segments is included in the value used to determine trail commission amounts.

To the extent permitted by the applicable rules of the Financial Industry Regulatory Authority, TLIC and TSSC may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursements to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the policy typically receives a portion of the compensation we pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Underwriting, Wholesaling and Selling Firms

Our parent company provides paid-in capital to TSSC and pays the cost of TSSC’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Sales of the policies are supported by Transamerica Financial Advisors, Inc. (“TFA”), an affiliated selling broker-dealer. We underwrite certain costs of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits, that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and we are compensated by TFA for these expenses based on TFA’s usage or other reasonable basis.

TSSC pays TFA’s producers and their supervisors all of the commissions received from us for the sale of the policies, and receives from us an additional 10% expense allowance on all commissions paid on first year premium for sales of our insurance products.

Sales representatives and their supervisors at TFA may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments to assist the firm in connection with its systems, operating and marketing expenses. The amounts may be significant and may provide us with increased access to TFA’s sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (our ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by us

TFA’s sales representatives may also be eligible to participate in a stock option and award plan. Sales representatives who meet certain production goals will be issued options on the stock of AEGON N.V. We also maintain a non-qualified deferred compensation plan for TFA’s sales representatives who are our insurance agents. The plan permits such agents to defer receipt of commissions on sales of our variable insurance products.

Additional Compensation Paid to Selected Selling Firms

We may pay certain selling firms additional cash amounts for “preferred product” treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. During 2008, we had “preferred product” arrangements with TFA, UBS and Wachovia Securities.

These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differ between selling firms. Special compensation arrangements are calculated in different ways by different selling firms. We made flat fee payments of $50,000 each to UBS and to Wachovia Securities in 2008 in connection with the sale of the policies.

Commissions and other incentives or payments described above are not charged directly to policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

See Sales of Policy in the statement of additional information for more information concerning compensation paid for the sale of the policy.

LEGAL PROCEEDINGS

Transamerica Life Insurance Company like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TSSC’s ability to perform under its principal underwriting agreement, or on TLIC.

TRANSAMERICA LIFE INSURANCE COMPANY

Transamerica Life Insurance Company is engaged in the sale of life and health insurance policies and annuity contracts. It is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Transamerica Corporation is a wholly-owned indirect subsidiary of AEGON, N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. is a holding company and conducts its business through subsidiary companies engaged primarily in the insurance business. Transamerica is licensed in all states, except New York, and is also licensed in the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Transamerica Life Insurance Company was purchased from NN Corporation, Milwaukee, Wisconsin on January 1, 1975 and was redomiciled in Iowa on June 30, 1976. The Company was initially named NN Investors Life Insurance Company, Inc. NN Investors Life Insurance Company, Inc. changed its name to PFL Life Insurance Company effective January 1, 1991. PFL Life Insurance Company then changed its name to Transamerica Life Insurance Company effective March 1, 2001.

On October 1, 2008, Transamerica Occidental Life Insurance Company merged into Transamerica Life Insurance Company. Transamerica Occidental Life Insurance Company and Transamerica Life Insurance Company were affiliates.

Effective on the date of the merger, Separate Account VUL-6 of Transamerica Occidental Life Insurance Company, which funds benefits for your policy, became a separate account of Transamerica Life Insurance Company.

On October 2, 2008, Life Investors Insurance Company of America merged into Transamerica Life Insurance Company. These companies were also affiliates

Consistent with well established industry and SEC practice, Transamerica Life Insurance Company does not believe that it is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (“Securities Exchange Act”) as depositor of Transamerica Life Insurance Company Separate Account VUL-6, or as depositor of any other variable insurance product separate account registered with the SEC. Nevertheless, to the extent that the SEC takes the position that insurance company depositors of variable insurance product separate accounts registered with the SEC are subject to the periodic reporting requirements of the Securities Exchange Act, then we intend to rely on the exemption from those requirements set forth in Rule 12h-7 under the Securities Exchange Act to the extent necessary to avoid any such periodic reporting obligation.

FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the policy and other legal documents. The complete documents and omitted information may be obtained from the SEC’s principal office in Washington, D.C., on payment of the SEC’s prescribed fees.

Statement of Additional Information (SAI)

The statutory basis financial statements and schedules of Transamerica Life Insurance Company, and the U.S. G.A.A.P.-basis financial statements of the separate account, as well as the Independent Registered Public Accounting Firm’s reports thereon, are included in this Statement of Additional Information.

APPENDIX A

DEFINITIONS

Accumulation Value of the policy is the sum of the accumulation value of the base policy and the accumulation value of each layer.

Administrative Office is our office at 4333 Edgewood Rd, NE, Cedar Rapids, IA 52499.

•	Our mailing address for all written requests and other correspondence is:

Transamerica Life Insurance Company

Attention: VUL Unit

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

•	Our address for express delivery is:

Transamerica Life Insurance Company

Attention: VUL Unit

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

•	We have a separate address for premium and loan payments. That address is:

Transamerica Life Insurance Company

P.O. Box 847546

Dallas, Texas 75284-7546

•	For express delivery of premium and loan payments, please use:

Transamerica Life Insurance Company

c/o Bank of America Lock Box Services

Lock Box 847546

1401 Elm Street, 5th Floor

Dallas, Texas 75202

•	Our toll-free customer service telephone number is:

(866) TIIG-VUL

or

(866) 844-4885

•	Our customer service Email is:

TIIGVUL.CustomerService@transamerica.com

•	In-force Policy Web Site:

www.mytransamerica.com

Age is the insured’s age on his or her nearest birthday.

Age at Issue is the insured’s age on the policy date for the base policy, on the layer date for a layer, on the rider date for the supplemental coverage rider, and on the rider layer date for a rider layer.

Associated Supplemental Coverage Segment is:

a)	for the base policy, a supplemental coverage rider having a rider date the same as the policy date; and

b)	for a layer, a supplemental coverage rider having a rider date the same as a layer date, or a supplemental coverage rider layer having a rider layer date the same as a layer date.

Base Policy is the policy excluding any layers, riders and rider layers.

Base Policy Total Amount is the sum of:

a)	the face amount of the base policy; plus

b)	the face amount of any associated supplemental coverage segment.

These face amounts are shown in the policy data pages.

Basic Coverage is insurance provided on the insured under the base policy or a layer, excluding any riders.

Beneficiary is the person you designate to receive the policy death benefit.

Cash Value of the base policy or a layer is its accumulation value, less any surrender penalty that would be assessed on:

a)	the base policy and any associated supplemental coverage segment; or

b)	a layer and any associated supplemental coverage segment.

The policy’s cash value is the policy’s accumulation value less the surrender penalties that would be assessed on a full surrender of the policy. The policy’s cash value reflects the effect of surrender penalties on each coverage segment from the policy’s accumulation value.

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Coverage Segment is each separate portion of coverage on the policy. Each of the following is a coverage segment: (a) the base policy; (b) each layer; (c) supplemental coverage rider; and (d) each rider layer under a supplemental coverage rider.

Date of Issue is the date used to measure the period of time during which the Incontestability and the Suicide exclusion provisions are in effect.

Death Benefit is the amount payable to the beneficiary when the insured dies. Policy debt and any amounts due during the grace period to pay for insurance coverage will be deducted from the death benefit before payment is made.

Death Benefit Discount Factor is 0.99754. This factor is used in the calculation of the net amount at risk for purposes of determining the monthly deductions.

Death Benefit Factors are used to determine the death benefit under the life insurance qualification test, as described in the DEATH BENEFIT – Death Benefit Options section. The death benefit factors are shown in APPENDIX B.

Delivery Requirement is any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

Designated Individual is the person upon whose life expectancy a settlement option may be based and upon whose life continued payments under a settlement option may depend.

Extended No-Lapse Period is the total number of months during which timely payment of the monthly extended no-lapse premium, adjusted for partial withdrawals, policy debt and premium refunds, may prevent the policy from going into default. The period begins on the policy date and ends immediately before the anniversary nearest the insured’s 100th birthday.

Face Amount is used to determine the death benefit. The face amount of the policy is the sum of the face amounts for each coverage segment. These amounts are shown in the data pages for your policy.

Fixed Account is one of the investment options under the policy. The fixed account is a part of our general account. The net premiums you allocate to the fixed account and the portion of the accumulation value in the fixed account will earn interest at fixed interest rates declared by us from time to time. The total accumulation value in the fixed account is equal to the accumulation value in the fixed account for the base policy and the accumulation value in the fixed account for all layers.

Free Look Period is the initial period of time after you first receive the policy during which you have the right to examine and return the policy for a refund.

General Account represents all our assets other than those held in Separate Account VUL-6 and our various other separate accounts.

Gross Premium is 100% of any premium.

Internal Revenue Code (IRC or Code) is the Internal Revenue Code of 1986, as amended, and its rules and regulations.

Investment Option is the fixed account or any sub-account of the separate account.

Lapse is the termination of the policy at the end of the grace period.

Layer is coverage provided by an increase in the face amount after the policy has been issued.

Layer Date is the effective date of a layer. It is used to determine layer anniversaries and layer years.

Layer Total Amount for each layer is the sum of:

a)	the face amount of basic coverage under a layer; plus

b)	the face amount of any associated supplemental coverage.

We will issue new policy data pages showing this amount.

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Layer Year is a twelve-month period beginning on the layer date, and each twelve-month period thereafter.

Loan Account is part of the fixed account. The loan account includes outstanding loans. The loan account of the policy is equal to the sum of the loan account for the base policy and the loan account for each layer. The loan account is not an investment option.

Maximum Loan Amount is the largest amount you may borrow under the policy. There is a maximum loan amount for the base policy and for each layer.

Monthly Deduction is the set of charges we deduct from the accumulation value of the policy on the policy date and on each succeeding monthly policy date. Monthly deductions cease on the policy anniversary nearest age 111.

Monthly Extended No-Lapse Premium is the minimum amount of premium that you must pay for the policy each month during the extended no-lapse period to keep the Extended No-Lapse Guarantee Rider in effect. The initial amount of the monthly extended no-lapse premium is shown in the policy data pages. The monthly extended no-lapse premium will be adjusted for partial withdrawals, policy debt and premium refunds. You may pay all or any part of this premium in advance, subject to the Premium Limitations provision.

Monthly No-Lapse Premium is the minimum amount of premium that you must pay for the policy each month during the 10-year no-lapse period to prevent the policy from going into default if the monthly deductions exceed the net cash value on any monthly policy date during the no-lapse period. The initial amount of the no-lapse premium is shown in the policy data pages. This amount will be adjusted for partial withdrawals, policy debt and premium refunds. You may pay all or any part of this premium in advance, subject to the Premium Limitations provision.

Monthly Policy Date is the date monthly deductions are taken. The first monthly policy date is the policy date. The monthly policy date is based on the policy date.

Net Amount at Risk is the difference between:

a)	the death benefit multiplied by the monthly death benefit discount factor; and

b)	the accumulation value.

For purposes of determining the monthly deduction, the net amount at risk is determined separately for the base policy total amount and the layer total amount, based on the portion of the death benefit attributable to each.

Net Asset Value is the per share value of a portfolio as calculated by the portfolio and reported to us.

Net Cash Value of the policy is the cash value of the policy, less any policy debt. The net cash value of the base policy or a layer is its cash value less any policy debt allocated to the base policy or layer.

Net Premium is any gross premium minus an administrative charge.

No-Lapse Period is the total number of months during which timely payment of the monthly no-lapse premium will prevent the policy from going into default. The monthly no-lapse premium is adjusted to reflect partial withdrawals, policy debt and premium refunds. The period is the first ten policy years (first 120 policy months). The period is shown in the policy data pages and begins on the policy date.

Owner is the person or persons entitled to the rights under the policy while the insured is alive.

Partial Withdrawal is a withdrawal from the policy, including any surrender penalties assessed. A partial withdrawal is equal to the sum of a partial surrender in excess of the surrender penalty free withdrawal amount, plus the amount of surrender penalties associated with such partial surrender, plus the portion, if any, of the partial surrender which is a surrender penalty free withdrawal amount.

Payee is the person who has the right to receive payments under a settlement option. If you surrender the policy, you are the payee under any settlement option you elect. After the insured’s death, the beneficiary is the payee under any settlement option you elect.

Policy Anniversary is an annual anniversary of the policy date.

A-3

Policy Date is the effective date of the policy. It is used to determine policy anniversaries and policy years.

Policy Debt is the sum of all outstanding policy loans plus accrued loan interest.

Policy Loan is indebtedness to us for a loan secured by the policy.

Portfolio is a mutual fund investment or other investment pool held in a sub-account.

Pro-rata is a proportionate allocation among the investment options. For the base policy, a pro-rata allocation is equal to the portion of the accumulation value in the base policy in an investment option, divided by the total accumulation value of the base policy, excluding the portion of the accumulation value equal to the outstanding loan. For a layer, a pro-rata allocation is equal to the portion of the accumulation value in the layer in an investment option divided by the total accumulation value for the layer, excluding the portion of the accumulation value equal to the outstanding loan. Except as otherwise provided in the policy, any fees, charges, reductions or deductions from the accumulation value will be allocated on a pro-rata basis, unless you choose the investment options to which you want to allocate these amounts according to the procedures we establish.

Reallocation Date is the date that net premiums initially allocated to the money market sub-account, plus any earnings on those net premiums, are transferred to one or more other sub-accounts of the separate account according to the premium allocation election then in effect. The Reallocation Date is the 25th calendar day following the date we approve the policy for issue. The date we approve the policy for issue is the first of the 25 calendar days.

Reinstate means to restore coverage after the policy has lapsed, subject to certain requirements.

Rider is an attachment to the policy that provides an additional benefit.

Rider Date is the effective date of the supplemental coverage rider added to the policy. The rider date is the same as the policy date if the rider is added when the base policy is issued. The rider date is the same as a layer date if the rider is added when a layer is added to the policy. The rider date is used to determine rider anniversaries and rider years.

Rider Layer Date is the effective date of a rider layer under the supplemental coverage rider. The rider layer date is the same date as the layer date of a layer added to the policy at the same time as the rider layer. The rider layer date is the date used to determine rider anniversaries and rider years.

Rider Layer is coverage provided by an increase in face amount of the rider.

Separate Account is Transamerica Life Insurance Company Separate Account VUL-6, one of our separate investment accounts. It consists of the sub-accounts under the policy.

Sub-Account is an investment option under the policy. It is a subdivision of the separate account which holds shares of a specific portfolio. The portion of the accumulation value in any sub-account may increase or decrease depending on the investment performance of the underlying portfolio.

Supplemental Coverage is the total amount of insurance provided under a supplemental adjustable life insurance rider (supplemental coverage rider) and rider layer.

Supplemental Coverage Rider is the Supplemental Adjustable Life Insurance Rider.

Target Amounts are amounts established by us that we use:

1.	To allocate the following among coverage segments:

•	premiums;

•	partial surrenders and surrender penalty free withdrawals; and

2.	To determine the applicable administrative charges to deduct from gross premiums.

Target amounts vary. Each coverage segment has its own target amount based on the face amount of the coverage segment; the insured’s gender; the age at issue and underwriting classification. We may also use additional criteria to determine target amounts. The target amounts are shown in

A-4

the policy data pages. The target amount for a coverage segment will change due to an increase or decrease in the face amount for that coverage segment or changes in underwriting classification for that coverage segment. Changes are reflected prospectively from the date of change.

Telephone Access Privilege is an option to transfer amounts between or among investment options, change your premium allocation, change your monthly deductions allocation or request a loan by telephone, within limits. The telephone access privilege will apply, unless you advise us in writing that you do not want this option. Unless you elect not to have the option available, you or your registered representative may exercise this option. We reserve the right to discontinue this option at any time.

Unit is a measure of interest in a sub-account.

Unit Value is the value of a unit on a given valuation date.

Valuation Date is any day that the stock market (New York Stock Exchange) is open for business. A valuation date ends when the stock market closes for the day, generally at 4 p.m. Eastern Time.

Valuation Period is the period between the close of business on one valuation date and the close of business on the next valuation date.

We, our, us, Company and Transamerica refer to Transamerica Life Insurance Company.

Written Request is a signed request in a form satisfactory to us that is received at our Administrative Office.

You and your means the owner of the policy.

A-5

APPENDIX B

DEATH BENEFIT FACTORS

Following are the death benefit factors for policies on which the guideline premium test applies.

Insured’s Attained Age	Death Benefit Factor	Insured’s Attained Age	Death Benefit Factor	Insured’s Attained Age	Death Benefit Factor
40 or less	2.50	60	1.30	80	1.05
41	2.43	61	1.28	81	1.05
42	2.36	62	1.26	82	1.05
43	2.29	63	1.24	83	1.05
44	2.22	64	1.22	84	1.05
45	2.15	65	1.20	85	1.05
46	2.09	66	1.19	86	1.05
47	2.03	67	1.18	87	1.05
48	1.97	68	1.17	88	1.05
49	1.91	69	1.16	89	1.05
50	1.85	70	1.15	90	1.05
51	1.78	71	1.13	91	1.04
52	1.71	72	1.11	92	1.03
53	1.64	73	1.09	93	1.02
54	1.57	74	1.07	94	1.01
55	1.50	75	1.05	95	1.00
56	1.46	76	1.05
57	1.42	77	1.05
58	1.38	78	1.05
59	1.34	79	1.05

The death benefit factor for ages after 95 is 1.00.

B-1

DEATH BENEFIT FACTORS

Death Benefit Factors for Cash Value Accumulation Test Policies

Insured’s Attained Age	Male	Female	Insured’s Attained Age	Male	Female
0	16.07	19.05	50	2.92	3.28
1	15.63	18.50	51	2.82	3.18
2	15.11	17.88	52	2.74	3.08
3	14.59	17.25	53	2.65	2.98
4	14.07	16.64	54	2.57	2.89
5	13.56	16.04	55	2.49	2.81
6	13.08	15.46	56	2.42	2.72
7	12.60	14.91	57	2.35	2.64
8	12.15	14.37	58	2.28	2.57
9	11.71	13.86	59	2.21	2.49
10	11.28	13.36	60	2.15	2.42
11	10.88	12.88	61	2.09	2.36
12	10.49	12.42	62	2.03	2.29
13	10.12	11.98	63	1.98	2.23
14	9.77	11.56	64	1.93	2.17
15	9.44	11.15	65	1.88	2.11
16	9.11	10.75	66	1.83	2.05
17	8.82	10.38	67	1.79	2.00
18	8.53	10.01	68	1.75	1.95
19	8.26	9.67	69	1.71	1.90
20	8.00	9.33	70	1.67	1.85
21	7.75	9.01	71	1.63	1.81
22	7.50	8.69	72	1.59	1.76
23	7.25	8.39	73	1.56	1.72
24	7.02	8.10	74	1.52	1.68
25	6.79	7.81	75	1.49	1.64
26	6.57	7.54	76	1.46	1.61
27	6.36	7.28	77	1.43	1.57
28	6.15	7.02	78	1.41	1.54
29	5.94	6.78	79	1.38	1.50
30	5.75	6.54	80	1.36	1.47
31	5.55	6.31	81	1.31	1.42
32	5.36	6.09	82	1.29	1.39
33	5.18	5.88	83	1.27	1.37
34	5.00	5.68	84	1.25	1.34
35	4.83	5.48	85	1.23	1.32
36	4.67	5.29	86	1.21	1.30
37	4.51	5.11	87	1.20	1.28
38	4.36	4.94	88	1.19	1.26
39	4.21	4.77	89	1.17	1.24
40	4.07	4.60	90	1.16	1.22
41	3.93	4.45	91	1.15	1.20
42	3.80	4.30	92	1.14	1.19
43	3.67	4.15	93	1.13	1.17
44	3.55	4.01	94	1.12	1.15
45	3.43	3.88	95	1.11	1.13
46	3.32	3.75	96	1.10	1.12
47	3.22	3.62	97	1.09	1.10
48	3.11	3.50	98	1.07	1.07
49	3.01	3.39	99	1.04	1.04

For all attained ages after those shown, the death benefit factor is 1.04

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APPENDIX C

SURRENDER PENALTY

The surrender penalty that will apply on a full surrender of the policy is the total of the surrender penalty calculated for the base policy, the surrender penalty calculated for each layer, if any, and the surrender penalty for each supplemental coverage segment, if any.

To calculate the surrender penalty of the base policy, multiply the surrender penalty factor for the current policy year times the face amount of the base policy divided by $1,000. This is the surrender penalty for the base policy. There is no surrender penalty for the base policy basic coverage after the first 12 policy years.

To calculate the surrender penalty that will apply on a full surrender of each layer, multiply the surrender penalty factor for the current layer year times the face amount of that layer divided by $1,000. This is the surrender penalty for that coverage segment on the layer. There is no surrender penalty for a layer after 12 layer years.

Surrender penalties also apply to coverage, if any, provided under a supplemental adjustable life insurance rider. To calculate the surrender penalty that will apply on a full surrender of the supplemental coverage under the rider, multiply the surrender penalty factor for the current rider year times of the face amount of the supplemental coverage under the rider divided by $1,000. This is the surrender penalty for the rider coverage. There is no surrender penalty for the rider coverage after the first 16 rider years.

To calculate the surrender penalty that will apply on a full surrender of the supplemental coverage under a rider layer, multiply the surrender penalty factor for the current rider layer year times the thousands of face amount of the supplemental coverage under the rider layer divided by $1,000. This is the surrender penalty for the rider layer coverage. There is no surrender penalty for the rider layer coverage after the first 16 rider layer years.

The total of the surrender penalties for the base policy and any layers, plus the surrender penalties for the supplemental coverage, if any, under the supplemental coverage rider and any rider layers, are deducted from the policy’s accumulation value, less any policy debt, to determine the net cash value payable upon a full surrender of the policy.

The surrender penalty factors that apply to your policy can be found in your policy data pages. The surrender penalty factors on the base policy and on each layer, as well as on the supplemental coverage rider and on each rider layer, vary by the insured’s age at issue, gender, smoker or non-smoker status, and risk class, as well as how long the base policy, layer, supplemental coverage rider or supplemental coverage rider layer, as applicable, has been in force. Age at issue is determined separately for the base policy, each layer, the supplemental coverage rider, and each supplemental coverage rider layer. The smoker or non-smoker status and risk class also may vary among the base policy, each layer, the supplemental coverage rider, and each supplemental coverage rider layer. The surrender penalty factors for the base policy generally decrease each policy year on the policy anniversary. The surrender penalty factors for a layer generally decrease each layer year on the layer’s anniversary. The surrender penalty factors for the supplemental coverage rider generally decrease each rider year on the rider’s anniversary. The surrender penalty factors for a rider layer generally decrease each rider layer year on the rider layer’s anniversary. The surrender penalty factors for any coverage segment are zero after the end of the surrender penalty period for the coverage segment.

A surrender penalty applies to full surrenders, partial surrenders in excess of the surrender penalty free withdrawal amount, and face amount decreases that occur during a surrender penalty period for the base policy, any layer, the supplemental coverage rider or any supplemental coverage rider layer. If the request for a surrender or partial surrender is effective on the last day of a policy year, layer year, rider year, or rider layer year, as applicable, the surrender or partial surrender will be determined using the surrender penalty factor that is effective on the following policy anniversary, layer anniversary, rider anniversary, or rider layer anniversary (the day following the effective date of the surrender or partial surrender).

Example of Surrender Penalty on a “Sample” Policy

The following example shows how the surrender penalty is calculated for a full surrender of a policy. The example assumes that the policy has a base policy face amount of $400,000 and includes a supplemental coverage rider with a rider face amount of $100,000. The total face amount of the policy is, therefore, $500,000. This example assumes that no layers have been added to the policy and, therefore, it also assumes that no rider layers have been added to the rider.

The surrender penalty factors listed below are those that apply on this policy assuming the insured is a male, age 45 on the policy and rider dates, and who qualifies for our preferred, non-smoker underwriting class. This is only an example; see your own policy data page for the surrender penalty factors that apply to your policy

Surrender Penalty Factor for Each $1,000 of

Base Policy Face Amount

Policy Year	Surrender Penalty Factor
Year 1	$25.50
Year 2	$25.00
Year 3	$24.60
Year 4	$24.10
Year 5	$23.70
Year 6	$23.20
Year 7	$22.70
Year 8	$22.20
Year 9	$17.70
Year 10	$13.30
Year 11	$8.80
Year 12	$4.40
Year 13+	$0.00

Surrender Penalty Factor for Each $1,000 of

Supplemental Coverage Ride Face Amount

Policy Year	Surrender Penalty Factor
Year 1	$25.30
Year 2	$24.90
Year 3	$24.40
Year 4	$24.00
Year 5	$23.50
Year 6	$23.10
Year 7	$22.60
Year 8	$22.10
Year 9	$21.60
Year 10	$21.10
Year 11	$20.60
Year 12	$20.10
Year 13	$16.00
Year 14	$12.00
Year 15	$8.00
Year 16	$4.00
Year 17+	$0.00

To determine the amount of the surrender penalty for a full surrender of the policy, you follow these steps:

1.	For the base policy,

a.	Determine the face amount of the base policy;

b.	Divide (a) by $1,000;

c.	Determine the policy year during which the surrender occurs;

d.	Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in (c);

e.	Multiply the result of (b) times (d).

2.	For the supplemental coverage rider:

a.	Determine the face amount of the rider;

b.	Divide (a) by $1,000;

c.	Determine the rider year during which the surrender occurs;

d.	Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in (c); and

e.	Multiply the result of (b) times (d).

Let us assume the policy is surrendered during the 7th policy and rider year.

Following the steps, above, we determine the surrender penalty as follows:

1.	The surrender penalty for the base policy:

a.	The face amount of the base policy is $400,000;

b.	Divide (a) by $1,000; the result is 400 ($400,000 divided by $1,000);

c.	The policy year is Year 7;

d.	The surrender penalty factor for Year 7 is $22.70 for each $1,000 of base policy face amount;

e.	The result of (b) times (d) is $9,080 (400 times $22.70).

2.	The surrender penalty for the rider:

a.	The face amount of the rider is $100,000;

b.	Divide (a) by $1,000; the result is 100 ($100,000 divided by $1,000);

c.	The rider year is Year 7;

d.	The surrender penalty factor for Year 7 is $22.60 for each $1,000 of rider face amount;

e.	The result of (b) times (d) is $2,260 (100 times $22.60).

The full surrender penalty for the policy is $11,340. This is the sum of the surrender penalty for the base policy ($9,080) plus the surrender penalty for the rider ($2,260).

The surrender penalty is deducted from the accumulation value, less any policy debt, to provide the net cash value available on a full surrender.

The method of calculating the surrender penalty for a partial surrender is shown on page 60 of the prospectus under the section entitled Partial Surrenders. The method of calculating the surrender penalty for a face amount decrease is shown on page 53 of the prospectus under the section entitled Option to Change the Face Amount.

Maximum Surrender Penalty Example

The maximum surrender penalty factor for the base policy applies to a policy issued insuring a male, age 63, qualifying for our preferred non-smoker rating class. The maximum surrender penalty factor applies for surrenders, partial surrenders and decreases in face amounts that occur during the first policy year. Listed below are the surrender penalty factors that apply to a policy issued, without riders, to such a person.

Surrender Penalty Factor for Each $1,000 of

Base Policy Face Amount

Policy Year	Surrender Penalty Factor
Year 1	$42.70
Year 2	$41.40
Year 3	$40.00
Year 4	$38.60
Year 5	$37.30
Year 6	$35.90
Year 7	$34.50
Year 8	$33.10
Year 9	$26.40
Year 10	$19.80
Year 11	$13.20
Year 12	$6.60
Year 13+	$0.00

If this hypothetical policy had a face amount of $500,000 of basic coverage, and if it were surrendered during the first policy year, the maximum surrender penalty factor applicable to the TransAccumulator VUL policy would apply and would be $21,350.

APPENDIX D

TRANSACCUMULATOR VUL

Prior to January 1, 2009, the policy was marketed as TransAccumulator VUL. That policy used the 1980 Commissioners’ Standard Ordinary (CSO) mortality tables as the basis for calculation of minimum cash values and nonforfeiture benefits under the policy. TransAccumulator VUL II uses the 2001 CSO mortality tables as the basis for calculation of minimum cash values and nonforfeiture benefits.

Generally, the differences between TransAccumulator VUL and TransAccumulator VUL II are those necessary to comply with the different CSO tables. TransAccumulator VUL did make two optional benefits available that are no longer available under TransAccumulator VUL II: (1) Extra Surrender Penalty Free Withdrawal Endorsement; and (2) Extended No-Lapse Guarantee Rider.

The differences between the TransAccumulator VUL policy and the TransAccumulator VUL II policy are set forth below.

Type of Change	Description of Change	Page References

Basis of computation of policy values	Calculations of the minimum cash values and nonforfeiture benefits are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables for males or females, age nearest birthday. Maximum monthly deduction rates are based on the 1980 Commissioners Standard Ordinary Composite (unismoker) Mortality Tables for males or females, age nearest birthday. Deaths are assumed to occur at the end of the policy year.	Page 74

Policy anniversary through which monthly deductions may be taken.

On a guaranteed basis, monthly deductions will be taken up to policy anniversary nearest age 100.

Affects base policy and layers, as well as Supplemental Adjustable Life Insurance Rider (SALIR) and rider layers.

Page 69

Policy anniversary through which premium may be paid and through which administrative charges will be assessed.	Premiums may be paid up to policy anniversary nearest age 100. Administrative charges will be taken from premiums paid up to policy anniversary nearest age 100.	Page 55

Surrender penalty factors	Comply with 1980 CSO tables. Affects base policy and layers, as well as SALIR and rider layers.	Pages 13, 14, 60-62, 70

Death Benefit Factors for CVAT version	Comply with 1980 CSO tables. Death Benefit Factor of 1.04 applies for ages 99 and later.	Appendix B, page B-2

Type of Change	Description of Change	Page References

Current smoker monthly deduction rates per $1,000 of net amount at risk	Comply with 2001 CSO tables. Affects base policy and layers, as well as SALIR and rider layers.	Pages 14, 16, 74

Guideline Premiums	Comply with 2001 CSO tables.	Page 40

Modified Endowment Contract premium limitations	Reflect 1980 CSO tables.	Page 79. See also discussion of Premium Limitations (page 56).

Net single premiums	Reflect 1980 CSO tables	Page 40

Fixed Account crediting rates	Any amounts in the unloaned portion of the Fixed Account will earn the minimum interest rate of 3% beginning on policy anniversary nearest age 100.	Statement of Additional Information, pages 4, A-1

Lapse provision	Reflects effect of monthly deductions ceasing at policy anniversary nearest age 100 and that beginning at policy anniversary nearest age 100, policy will go into default if loan interest due is greater than the accumulation value net of outstanding loans.	Pages 8, 10

Policy anniversary through which premium allocation change charge may be assessed.	Policy anniversary nearest age 100.	Pages 57, 72

Age after which no adjustment is made for misstatement of age or sex	No adjustments after the policy anniversary nearest the insured’s 100th birthday.	Statement of Additional Information, page 11

Extended No Lapse Guarantee Rider	Rider was available at time of application.	Not available in TransAccumulator VUL II

Extra Surrender Penalty Free Withdrawal Endorsement	Endorsement was available.	Not available in TransAccumulator VUL II

Policy anniversary through which Death Benefit Option may be changed	Policy anniversary nearest age 100.	Page 7

Policy Anniversary through which Reinstatement is allowed.	Policy anniversary nearest age 100.	Page 66

The Tables of Fees and Expenses, below, describe the fees and expenses applicable to TransAccumulator VUL and, for TransAccumulator VUL, these tables replace the tables in the Prospectus.

TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay when buying, owning and surrendering the policy. If the amount of the charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured or owner, as applicable, with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay a premium, partially or fully surrender the policy or decrease the face amount of the policy, change allocation elections for premiums or monthly deductions, transfer accumulation value among the investment options, request additional illustrations of your in-force policy, receive an accelerated death benefit, take a policy loan, or reinstate a policy that lapsed with an outstanding loan.

Transaction Fees

Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Administrative Charge for Premiums Allocated to Basic Coverage Segments:	Upon payment of each premium.	7.60%[2] of premiums.	Same as Guaranteed Charge.

Administrative Charge for Premiums Allocated to Supplemental Coverage Segments:	Upon payment of each premium.	8.60%[3] of premiums.	3.60% of premiums in all rider and rider layer years.

Surrender Penalty Factor[4] for Base Policy and Layers:	Upon full surrender, partial surrender in excess of surrender penalty free withdrawal amounts, and decrease in face amount during the first twelve policy or layer years.

Maximum Surrender Penalty Factor[5]:		$45.50 per $1,000 of basic coverage face amount.	Same as Guaranteed Charge.

Minimum Surrender Penalty Factor[6]:		$13.00 per $1,000 of basic coverage face amount.	Same as Guaranteed Charge.

Representative Insured: male, age 32 at issue, preferred non-smoker risk class, with $200,000 of total face amount. Surrender Penalty Factor during the first policy year:		$21.70 per $1,000 of basic coverage segment face amount.	Same as Guaranteed Charge.

Surrender Penalty Factor[4] for supplemental rider coverage and supplemental rider layers:	Upon full surrender, partial surrender in excess of surrender penalty free withdrawal amounts, and decrease in face amount during the first sixteen rider or rider layer years.

Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Maximum Surrender Penalty Factor[7]:		$45.20 per $1,000 of supplemental coverage face amount.	Same as Guaranteed Charge.

Minimum Surrender Penalty Factor[8]:		$12.90 per $1,000 of supplemental coverage face amount.	Same as Guaranteed Charge.

Representative Insured: male, age 41 at issue, preferred non-smoker risk class with $275,000 of total face amount ($250,000- $499,999 band), $225,000 of the total face amount provided under the rider. Surrender Penalty Factor during the first rider year:		$26.00 per $1,000 of supplemental coverage face amount.	Same as Guaranteed Charge.

Premium Allocation Change Charge	On each change of allocation of new premiums.	$25	None. Charge is currently waived.

Monthly Deductions Allocation Election Change Charge	On each change of allocation of monthly deductions.	$25	None. Charge is currently waived.

Transfer Fee	On each transfer after 18 in a policy year.	$25 from transfer amount.	None. Charge is currently waived.

Additional Illustrations Charge	At time of request for each illustration of values in excess of one each policy year.	$25	None. Charge is currently waived.

Accelerated Death Benefit Rider Charge	At time of accelerated payment.	$250 for each accelerated payment.	Same as Guaranteed Charge.

Loan Reinstatement Interest Rate Charge[9]	At time of reinstatement if policy lapsed with an outstanding loan.	8.00% annual effective rate applied to outstanding loan amount at time policy lapsed.	None. Charge is currently waived.

[1]

We may use rates lower than the maximum guaranteed charges. Current charges are the fees and other expenses currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charges.

[2]

During policy and layer years 1-10, the maximum administrative charge is 7.60% of premiums up to target amount for the basic coverage segment. For premiums in excess of target amount for the basic coverage segment, the maximum administrative charge is 3.60% during policy and layer years 1-10. The maximum administrative charge that applies for all premiums received during policy and layer years 11 and later, is 3.60% of premiums. Target amount is an amount established by us that is used to determine the applicable administrative charges to deduct from gross premiums paid. Each coverage segment has its own target amount based on the face amount of the coverage segment, the insured’s sex, the age at issue and underwriting classification. Other factors may also be used.

[3]

During rider and rider layer years 1-10, the guaranteed maximum administrative charge is 8.60% of premiums up to target amount for the supplemental coverage segment. For premiums in excess of target amount for the supplemental coverage segment, the guaranteed maximum administrative charge is 3.60% during rider and rider layer years 1-10. The guaranteed maximum administrative charge that applies for all premiums received during rider and rider layer years 11 and later, is 3.60% of premiums. See note 2, above, for an explanation of target amount.

[4]

Surrender penalty factors vary separately for each coverage segment based on the insured’s age at issue, sex, underwriting risk classification, including smoker or non-smoker status, and the number of years each coverage segment has been in force. Coverage segments include basic coverage under the base policy and any layers, as well as supplemental coverage under the Supplemental Adjustable Life Insurance Rider and any rider layers. The surrender penalty factors shown in the table may not be representative of the charge you would pay. You can obtain more information about the surrender penalty factors that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports of charges and expenses.

[5]

The maximum surrender penalty factor applies to a base policy or layer insuring a male, age 59 at issue, who qualifies for our preferred non-smoker risk class. The maximum surrender penalty factor applies during the first policy or layer year.

[6]

During the first policy or layer year, the minimum surrender penalty factor applies to a base policy or a layer insuring a female, age 0 or 1 at issue, who qualifies for our standard non-smoker risk class.

[7]

The maximum surrender penalty factor applies to a supplemental coverage rider or rider layer insuring a male, age 59 at issue, who qualifies for our preferred non-smoker risk class. The maximum surrender penalty factor applies during the first rider or rider layer year.

[8]

During the first rider or rider layer year, the minimum surrender penalty factor applies to a supplemental coverage rider or rider layer insuring a female, age 0 or 1 at issue, who qualifies for our standard non-smoker risk class.

[9]

Loan interest at an annual effective rate of 8.00% will be charged on the amount of any loan reinstated or repaid upon reinstatement of the policy. Such loan interest will be charged for the period from the date of lapse to the date of reinstatement and will be charged on the amount of the loan (policy debt) outstanding at the time the policy lapsed.

The following table describes the fees and charges that are payable periodically during the time that you own the policy. This does not include portfolio fees and expenses.

Periodic Charges Other Than Portfolio Company Operating Expenses

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge		Current Charge[1]
Monthly Deduction - The Monthly Deduction is comprised of the sum of the following five charges:	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 100th birthday.

6. Monthly Deduction Rate[1] times each $1,000 of net amount at risk[2] for basic coverage.

Maximum monthly deduction rate:		$83.3333 times each $1,000 of the net amount at risk.[3]		$35.5983 times each $1,000 of the net amount at risk.[4]

Minimum monthly deduction rate[5]:		$0.0033 times each $1,000 of the net amount at risk.		Same as Guaranteed Charge.

Representative Insured:

male, age 32 at issue, who qualifies for our preferred non-smoker risk class, with $200,000 of total face amount ($100,000-$249,999 band). Monthly deduction rate during the first policy year:

		$0.0183 times each $1,000 of the net amount at risk.		Same as Guaranteed Charge.

7. Policy fee:	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 100th birthday.	Policy Years	Amount	$6.00 in all policy years.
		1	$ 6.00
		2+	$ 10.00

8. Monthly Expense Charge Per Thousand[6] is a charge per $1,000 of face amount of the base policy and per $1,000 of face amount of each layer.	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 100th birthday.			Same as guaranteed charges in policy and layer years 1-5. In policy and layer years 6 and later, current charge is zero.

Maximum monthly expense charge[7]:		$4.825 times each $1,000 of face amount for the base policy and for each $1,000 of face amount for each layer, respectively.		Same as Guaranteed Charge.

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge		Current Charge[1]
Minimum monthly expense charge:		$0.0648 times each $1,000 of face amount for the base policy and for each $1,000 of face amount for each layer, respectively.[8]		Policy/Layer Years 2-5	Same as Guaranteed Charge.
				Policy/Layer Years 6+	None

Representative Insured:

male, age 32 at issue, qualifying for our preferred non-smoker risk class, with $200,000.00 of total face amount ($100,000-$249,999 band). Monthly expense charge during the first policy year:

		$0.3455 times each $1,000 of face amount for the base policy.		Same as Guaranteed Charge.

9. Monthly Mortality and Expense risk charge:	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 100th birthday.	Policy Years 1-10	One twelfth of 0.65% of sub-account accumulation values.	Policy Years 1-10	Same as Guaranteed Charge.
		Policy Years 11-20	One twelfth of 0.40% of sub-account accumulation values.	Policy Years 11-20	One twelfth of 0.15% of sub-account accumulation values.
		Policy Years 21+	One twelfth of 0.25% of sub-account accumulation values.	Policy Years 21+	0.00% of sub-account accumulation values.

10. Monthly Deduction for In-Force Riders

• Accident Indemnity Rider[9]:	On each monthly policy date, until the policy anniversary nearest the insured’s 70th birthday.

Maximum monthly rider charge[10]:		$0.16 per $1,000 of accident indemnity face amount.		Same as Guaranteed Charge.

Minimum monthly rider charge[11]:		$0.08 per $1,000 of accident indemnity face amount.		Same as Guaranteed Charge.

Representative Insured: male, age 29 at rider issue. Monthly rider charge:		$0.08 per $1,000 of accident indemnity face amount.		Same as Guaranteed Charge.

• Extended No-Lapse Guarantee Rider:	On each monthly policy date until the policy anniversary nearest the insured’s 100th birthday.	$0.06 for each $ 1,000 of face amount of the policy.		Same as Guaranteed Charge.

• Guaranteed Insurability Rider[12] :	On each monthly policy date, until the policy anniversary nearest the insured’s 40th birthday.

Maximum monthly rider charge[13]:		$0.13 per $1,000 of option amount elected under the rider.		Same as Guaranteed Charge.

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]
Minimum monthly rider charge[14]:		$0.03 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.

Representative Insured: male, age 10 at rider issue. Monthly rider charge:		$0.06 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.

• Insurance on Children Rider:	On each monthly policy date until the policy anniversary nearest the insured’s 65th birthday or the youngest child’s 25th birthday, whichever occurs first.	$0.45 for each $1,000 of rider coverage.	Same as Guaranteed Charge.

• Supplemental Adjustable Life Insurance Rider (SALIR):

Monthly Deduction Rate[15] per $1,000 of net amount at risk for SALIR coverage:	During policy years when rider or rider layer is in effect. Deducted from base policy or layer accumulation value on each monthly policy date, starting on the policy date (if applicable) until the policy anniversary nearest the insured’s 100th birthday.

Maximum monthly deduction rate:		$83.3333 per $1,000 of the net amount at risk attributable to rider or a rider layer. [16]	$35.5983 per $1,000 of the net amount at risk attributable to rider or a rider layer.[17]

Minimum monthly deduction rate[18]:		$0.0033 per $1,000 of the net amount at risk attributable to rider or a rider layer.	Same as Guaranteed Charge.

Representative Insured:

male, age 41 at issue, qualifying for our preferred non-smoker risk class, with $275,000 of total face amount ($250,000-$499,999 band), $225,000 of the total face amount provided under the rider. Monthly deduction rate during the first rider year:

		$0.0258 per $1,000 of the net amount at risk attributable to rider.	Same as Guaranteed Charge.

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]
Monthly Expense Charge Per Thousand[19] of face amount of the Supplemental Adjustable Life Insurance Rider or rider layer:	During policy years when rider or rider layer is in effect. Deducted from base policy or layer accumulation value on each monthly policy date, starting on the policy date (if applicable) until the policy anniversary nearest the insured’s 100th birthday.

Maximum monthly expense charge:		$4.8733 per $1,000 of face amount for the supplemental coverage or rider layer.[20]	None.

Minimum monthly expense charge:		$0.0655 per $1,000 of face amount for the supplemental coverage or rider layer.[21]	None.

Representative Insured:

male, age 41 at issue, qualifying for our preferred non-smoker risk class, on a policy with $275,000 of total face amount ($250,000- $499,999 band), $225,000 of the total face amount provided under the rider. Monthly expense charge during the first rider or rider layer year:

		$0.4971 per $1,000 of face amount for the supplemental rider coverage.	None.

• Waiver Provision Rider[22]:	On each monthly policy date, until the policy anniversary nearest the insured’s 60th birthday.

Maximum monthly rider charge[23]:		$0.33 per $1,000 of net amount at risk on each coverage segment.	Same as Guaranteed Charge.

Minimum monthly rider charge[24]:		$0.01 per $1,000 of net amount at risk on each coverage segment.	Same as Guaranteed Charge.

Representative Insured: male, age 29 at rider issue, qualifying for a standard non-smoker classification on the rider. Monthly rider charge in the first rider year:		$0.01 per $1,000 of net amount at risk on each coverage segment.	Same as Guaranteed Charge.

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]
• Additional Waiver Provision Rider Charge applicable to Guaranteed Insurability Rider [25]:	On each monthly policy date, until the policy anniversary nearest the insured’s 40th birthday if both Guaranteed Insurability Rider and Waiver Provision Rider are in force on policy.

Maximum monthly rider charge[26]:		$0.04 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.

Minimum monthly rider charge[27]:		$0.01 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.

Representative Insured: male, age 10 at rider issue . Monthly rider charge:		$0.01 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.

Net Loan Interest Charges[28]	While policy loan is outstanding.	1.25%	1.00%

For information concerning compensation paid for the sale of the policies, see Distribution.

[1]

Monthly deduction rates vary based on insured’s age at issue, sex, and underwriting classification (including, for current charges only, smoker or non-smoker status), adjusted for any extra ratings and age of the policy and each layer. Extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines. Different rates may apply to the base policy and to each layer, respectively. The current rate for the base policy or a layer is guaranteed for the first policy or layer year. The monthly deduction rate times each $1,000 of net amount at risk shown in the table may not be representative of the charges you will pay. You can obtain more information about the monthly deduction rate times each $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[2]

Net amount at risk is the difference between (a) the death benefit multiplied by the monthly death benefit discount factor and (b) the accumulation value. For purposes of determining the monthly deduction, the net amount at risk is determined separately for the base policy total amount and the layer total amount, based on the portion of the death benefit attributable to each.

[3]

The maximum monthly deduction rate shown will apply on all policies during the policy or layer year in which the insured is age 99. The maximum monthly deduction rate shown may also apply in other, earlier policy or layer years if the policy is issued with extra ratings. See note 10, above, for an explanation of extra ratings.

[4]

The maximum current monthly deduction rate shown will apply during the twentieth policy or layer year for a base policy or layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 10, above, for an explanation of extra ratings.

[5]

The minimum monthly deduction rate shown will apply during the first policy or layer year for a base policy or layer insuring a female, age 3 at issue, qualifying for our preferred non-smoker risk class.

[6]

The monthly expense charge per thousand varies based on the total face amount of the policy, the insured’s age at issue, sex, underwriting classification (including smoker or non-smoker status), and age of the policy and each layer, respectively. The charge may differ for the base policy and each layer, respectively. The monthly expense charge per thousand shown in the table may not be representative of the charge you would pay. You can obtain more information about the monthly expense charge per thousand that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[7]

The maximum monthly expense charge per thousand shown will apply during the first policy or first layer year for a base policy or layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class, with a total policy face amount of $25,000 ($25,000-$99,999 band).

[8]

The minimum monthly expense charge per thousand shown will apply during the second and subsequent policy or layer years for guaranteed charges, and during the second through fifth policy or layer years for current charges, for a base policy or layer insuring a female, age 0 at issue, qualifying for our preferred non-smoker risk class, with a total policy face amount of $3,000,000 ($3,000,000 and above band).

[9]

Charge for the Accident Indemnity Rider is based on the insured’s age at rider issue and remains level thereafter. The rider monthly deduction charge per $1,000 of accident indemnity coverage shown in the table may not be representative of the charge you would pay. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[10]	The maximum monthly rider charge shown will apply for a rider insuring an individual, age 65 at rider issue.

[11]	The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 5 through 39 at rider issue.

[12]

Charge for the Guaranteed Insurability Rider is based on the insured’s age at rider issue (and, in California, the insured’s sex) and remains level thereafter. The monthly deduction charge per $1,000 of the option amount elected under the rider shown in the table may not be representative of the charge you would pay. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[13]	The maximum monthly rider charge shown will apply for a rider insuring an individual, age 32 or 33 at rider issue. (In California, the maximum charge applies to a male insured.)

[14]

The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 0 through 5 at rider issue. (In California, a lower minimum monthly rider charge will apply for a female insured, age 0 or 1 at rider issue.)

[15]

Monthly deduction rates vary based on the insured’s age at issue, sex, and underwriting classification (including, for current charges only, smoker or non-smoker status), adjusted for any extra ratings, and age of the rider or rider layer. The monthly deduction rate per $1000 of net amount at risk shown in the table may not be representative of the charge that you will pay. You can obtain more information about the monthly deduction rate per $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[16]

The maximum guaranteed monthly deduction rate shown will apply to all policies during the rider or rider layer year in which the insured is age 99. The maximum monthly deduction rate shown may also apply in other, earlier rider or rider layer years if the coverage segment is issued with extra ratings. See note 10, above, for an explanation of extra ratings.

[17]

The maximum current monthly deduction rate shown will apply during the twentieth rider or rider layer year for a rider or rider layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 10, above, for an explanation of extra ratings.

[18]

The minimum monthly deduction charge shown will apply during the first rider or rider layer year for a rider or rider layer insuring a female, age 3 at issue, qualifying for our preferred non-smoker risk class.

[19]

The monthly expense charge per thousand of face amount of the supplemental rider or rider layer face amount varies based on the total face amount of the policy, the insured’s age at issue, sex, underwriting classification (including smoker or non-smoker status), and age of the rider and each rider layer. Different rates may apply to the rider and to each rider layer, respectively. The monthly expense charge per thousand of face amount shown in the table may not be representative of the charge you would pay. You can obtain more information about the monthly expense charge per $1000 of rider face amount that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[20]

The maximum monthly expense charge per thousand shown will apply during the first rider or rider layer year for a rider or rider layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class, on a policy with a total face amount of $25,000 ($25,000-$99,999 band).

[21]

The minimum monthly expense charge per thousand shown will apply during the second and subsequent rider or rider layer year for a rider or rider layer insuring a female, age 0 at issue, qualifying for our preferred non-smoker risk class, on a policy with a total face amount of $3,000,000 ($3,000,000 and above band).

[22]

The charge for the Waiver Provision Rider varies based on the insured’s attained age, sex, and smoker or non-smoker status on the base policy, and any extra ratings applicable to the rider coverage. Extra ratings are additional charges assessed with respect to riders insuring individuals considered to have higher risks of becoming totally disabled based on our underwriting standards and guidelines. The monthly deduction rate per $1,000 of net amount at risk shown in the table may not be representative of the charge that you will pay. You can obtain more information about the rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[23]

The maximum charge applies for a rider covering a male insured, classified as a smoker, qualifying for our standard risk classification for the rider, during the policy year in which the insured has attained age 59. Higher charges will apply if the rider is issued with extra ratings. See note 31, above, for an explanation of extra ratings.

[24]	The minimum charge applies for a rider covering a male insured whose attained age is less than 30 or a female insured whose attained age is less than 29.

[25]

An additional charge for Waiver Provision Rider associated with the option amount elected under the Guaranteed Insurability Rider will be assessed if the policy includes both the Waiver Provision Rider and the Guaranteed Insurability Rider. The additional charge varies based on the insured’s age at rider issue and sex. The monthly deduction charge per $1,000 of additional Waiver Provision Rider based on the option amount elected under the Guaranteed Insurability Rider shown in the table may not be representative of the charge you would pay. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

[26]	The maximum charge shown applies to a rider issued with a standard risk classification, insuring a female, ages 24 through 33 at rider issue.

[27]	The minimum charge shown applies to a rider issued with a standard risk classification, insuring a female, age 0 at rider issue or a male, ages 0 through 13 at rider issue.

[28]

The net loan interest charges are the difference between the loan interest rate charged and the rate at which we credit interest with respect to the outstanding loan. While a policy loan is outstanding, loan interest accrues daily and is charged in arrears on the next policy anniversary or, if earlier, on the date of loan repayment; or on the lapse, surrender, or termination of the policy; or on the date of the insured’s death. Loan interest is charged at an annual effective rate of 8.00% for both regular loans and for preferred loans. In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily. Interest is earned with respect to regular loans at an annual effective rate of 6.75% on a guaranteed basis and 7.00% on a current basis. Interest is earned with respect to preferred loans at an annual effective rate of 7.75% on a guaranteed basis and 8.00% on a current basis. As a result, the net loan interest charges for a regular loan are 1.25% (8.00% minus 6.75%) on a guaranteed basis and 1.00% (8.00% minus 7.00%) on a current basis. The net loan interest charges for a preferred loan are 0.25% (8.00% minus 7.75%) on a guaranteed basis and 0.00% (8.00% minus 8.00%) on a current basis.

OTHER BENEFITS

TransAccumulator VUL included two optional benefits not available under TransAccumulator VUL II. These are described, below.

Extended No-Lapse Guarantee Rider

This rider provides an extended no-lapse guarantee for the policy. During the extended no-lapse guarantee period and while the rider is in force, the policy will not enter the grace period even if the monthly deductions are greater than the net cash value on a monthly policy date, provided the cumulative premium requirement is satisfied as of that monthly policy date. You elect to add this rider at the time of issue if you request it on your application; you select the level death benefit option (Option 1); and you qualify for an underwriting classification without extra ratings. There is a monthly deduction for this rider, and your monthly deductions will increase to reflect the cost of the rider. In addition, to keep the rider in force, you must meet a cumulative premium requirement each monthly policy date. The monthly extended no-lapse premium amount varies by policy and is shown in the policy data pages.

Extra Surrender Penalty Free Withdrawal Endorsement

After the first policy year, if the insured is diagnosed with a critical care condition as specified in the endorsement, this endorsement allows you to take an extra 10% of the policy value in addition to the standard penalty free withdrawal amount, without the application of any surrender penalty. There is no additional charge for this endorsement.

There may be important tax consequences if an extra surrender penalty free withdrawal under this endorsement is taken. Consult a tax adviser regarding this endorsement.

APPENDICES B AND C RELATIVE TO TRANSACCUMULATOR VUL

Appendix B lists death benefit factors that apply to TransAccumulator VUL II policies. Death benefit factors for guideline premium test policies are the same for TransAccumulator VUL and for TransAccumulator VUL II policies. Death benefit factors for cash value accumulation test policies differ between those that apply for TransAccumulator VUL II policies and those that apply to TransAccumulator VUL policies. The applicable death benefit factors are printed in your policy.

Appendix C provides examples of how surrender penalties are calculated. The surrender penalty factors used in the examples are TransAccumulator VUL II surrender penalty factors. The surrender penalty factors that apply to your policy are printed in your policy data pages.

ADDITIONAL INFORMATION

Statement of Additional Information

You may get more information about this policy (including more information about compensation paid for the sale of the policy) at no charge by requesting a statement of additional information (SAI). The SAI is dated October 1, 2008 and was filed with the Securities and Exchange Commission (SEC). It is incorporated by reference as part of the prospectus. To learn more about the policy, you should read the SAI. The table of contents of the SAI is included near the end of the prospectus.

Personalized Illustrations of Policy Benefits

You may obtain a personalized illustration from your registered representative. The illustration shows how the policy would perform based on certain assumptions. Illustrations are intended to assist you in understanding how the policy works, not to predict actual performance. The illustration and supplemental reports provide the charges, fees, and expenses that would apply for the policy based on the assumptions used in the illustration. You may obtain an illustration from your registered representative at the time you apply for the policy.

You may also ask for a personalized illustration after your policy has been issued from your registered representative. Such illustrations may assist you in determining any adjustments you may wish to make in order to meet your insurance objectives under the policy. There is no charge for the first illustration in each policy year. We may charge up to $25 for each additional illustration in each policy year. We are currently waiving this charge.

Contact Us

To order a free copy of the SAI, please contact your registered representative, or our office at:

Transamerica Life Insurance Company

Attn: VUL Unit

4333 Edgewood Rd. NE

Cedar Rapids, Iowa 52499

Telephone: 1-866-844-4885

E-Mail: TIIGVUL.CustomerService@transamerica.com

In Force Policy Website: www.mytransamerica.com

Contact the SEC

More information about the policy (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at 202-551-8090. You may also obtain copies of reports and other information about the policy on the SEC’s Website at http://www.sec.gov. You may order copies of this information by sending a request with a fee for duplication to the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549-0102. You will need to reference our SEC file number, listed below.

Contact FINRA

TSSC serves as the principal underwriter for the policies. More information about TSSC is available from FINRA at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

Investment Company Act of 1940 [811-10557]

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

TRANSACCUMULATOR® VUL II

TRANSACCUMULATOR® VUL

Issued Through

Transamerica Life Insurance Company Separate Account VUL-6

and

Transamerica Life Insurance Company

4333 Edgewood Rd, NE

Cedar Rapids, IA 52499

Note: Before January 1, 2009, this policy was marketed as Transaccumulator VUL.

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TransAccumulator® VUL II flexible premium variable universal life (“VUL”) insurance policy (“policy”) offered by Transamerica Life Insurance Company. Terms used in this SAI have the same meanings as in the prospectus for the policy.

You may obtain a copy of the prospectus dated May 1, 2009 by:

•	calling (866) 844-4885;

•	writing to our administrative office at Transamerica Life Insurance Company, Attention: VUL Unit, 4333 Edgewood Rd. NE, Cedar Rapids, IA 52499; or

•	sending us an e-mail request to TIIGVUL.customerservice@transamerica.com.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the

TransAccumulator® VUL II policy.

1

2

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT

Transamerica Life Insurance Company

Transamerica Life Insurance Company, or Transamerica, is an Iowa stock life insurance company and was purchased from NN Corporation, Milwaukee, Wisconsin on January 1, 1975. Transamerica redomiciled in Iowa on June 30, 1976, and was initially named NN Investors Life Insurance Company, Inc. NN Investors Life Insurance Company, Inc. changed its name to PFL Life Insurance Company effective January 1, 1991. PFL Life Insurance Company then changed its name to Transamerica Life Insurance Company effective March 1, 2001. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns Transamerica Life Insurance Company. Transamerica Corporation owns, directly and indirectly, various financial services companies, and AEGON, N.V. is one of the world’s largest financial services and insurance groups.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have.

The prospectus and this SAI are generally intended to serve as a disclosure document only for the policy and the separate account. For complete details regarding the fixed account, see the policy itself.

For the base policy and each layer, the accumulation value in the fixed account (including the loan account) on a specified date after the date the initial net premium was allocated to the policy, is equal to:

•	the accumulation value on the last monthly policy date, plus accrued interest from the last monthly policy date to the specified date; plus

•	all net premiums paid into it less any refunds since the last monthly policy date, plus accrued interest from the date each net premium was allocated to it; plus

•	any amounts transferred from the separate account, plus accrued interest on those amounts since the date of the transfer; minus

•	the monthly deduction charged against it on the specified date if that date is a monthly policy date, or, if applicable, on the valuation date immediately following the monthly policy date; minus

•

any partial surrenders and surrender penalty free withdrawals charged against it, including surrender penalties, since the last monthly policy date, plus accrued interest on that amount from each partial surrender date and/or surrender penalty free withdrawal date to the specified date; minus

•	any amounts transferred from the fixed account to the separate account, plus accrued interest on those amounts since the date of the transfer; and minus

•	any transfer fees or other charges allocated to the fixed account, plus accrued interest on those amounts since the date they were deducted.

The guaranteed minimum interest rate for the fixed account, not including the loan account, for all policy years is 3.0%. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest the insured’s 111th birthday. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest the insured’s age 111, the accumulation value in the fixed account will accrue interest at the guaranteed minimum interest rate.

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For regular policy loans, we will credit interest with respect to the outstanding loan balance in the loan account at an annual effective interest rate of no less than 6.75%. For preferred policy loans, we will credit interest with respect to the outstanding loan balance in the loan account at an annual effective interest rate of return of no less than 7.75%.

The Separate Account

Transamerica Life Insurance Company Separate Account VUL-6, formerly known as Separate Account VUL-6 of Transamerica Occidental Life Insurance Company, was established as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by the Board of Directors of Transamerica Occidental Life Insurance Company on June 11, 1996. On October 1, 2008, in connection with the merger of Transamerica Occidental Life Insurance Company with and into Transamerica Life Insurance Company, Separate Account VUL-6 of Transamerica Occidental Life Insurance Company changed its name to Transamerica Life Insurance Company Separate Account VUL-6.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

The separate account has sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Since all of the portfolios are available to certain other registered separate accounts offering variable annuity and variable life insurance products of Transamerica and of other insurance companies, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL-6 and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios’ prospectuses for greater detail on this subject.

SERVICES

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the independent registered public accounting firm of Transamerica Life Insurance Company and the separate account. Ernst & Young LLP is an independent registered public accounting firm with offices throughout the United States and overseas.

OPTIONAL BENEFITS – RIDERS & ENDORSEMENTS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement are in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction

Accelerated Death Benefit Option Endorsement

This endorsement provides for the payment of an accelerated death benefit if we receive satisfactory evidence that the insured has a terminal illness that is expected to result in the insured’s death within 12 months. Other conditions apply which determine whether an accelerated death benefit is payable.

There is no charge for the endorsement unless an accelerated death benefit is paid. There is a charge of $250, deducted from each accelerated death benefit payment, each time the benefit is paid. Adding the endorsement does not increase your monthly deductions.

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This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. Exercising the option and receiving an accelerated death benefit will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy’s accumulation value.

Note. Any amount payable under this option is intended to qualify for federal income tax exclusion to the maximum extent possible. To that end, the provisions of the endorsement and the policy are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend the endorsement and the policy to reflect any clarifications that may be needed or are appropriate to maintain such qualification, or to conform the endorsement and the policy to any applicable changes in the tax qualification requirements. You will be sent a copy of such notice. Benefits paid under this rider may be taxable. Benefits under some business related policies may be taxable. As with all tax matters, you should consult with a tax adviser to assess the impact of this benefit on you and the policy.

Amount of Benefit. While the policy is in force and upon your request, we will pay an accelerated death benefit to you, subject to the conditions and limitations in the endorsement. You may request an accelerated death benefit in any amount, subject to a minimum amount of $10,000 and a maximum amount equal to the lesser of:

•	$250,000; or

•	75% of the combined policy death benefit for all policies insuring the insured that were issued by us as of the first accelerated death benefit payment.

The maximum amount applies cumulatively to all policies issued by us.

If the first accelerated death benefit payment is less than the maximum, then no more than the remaining balance of the maximum can be paid out on a later date as an accelerated death benefit.

If there is an outstanding loan, the accelerated death benefit payment may be reduced to repay a proportionate portion of the policy debt.

At the time we pay the accelerated death benefit, if the policy is in the grace period, we will deduct any monthly deductions due in accordance with the grace period provisions.

Exercising the Option. We must receive your written request at our Administrative Office within 30 days after the certification of diagnosis of terminal illness, or as soon thereafter as reasonably possible. The request should include the insured’s name and the policy number and must be signed and dated by you, the owner. If the policy has an irrevocable beneficiary, that person(s) must also sign the request. If the policy is assigned, we must receive a completed and signed release of assignment. If the policy was issued in a community property state, we may require your spouse to sign the request.

We must also receive written proof of the terminal illness before we make a payment under this option. This proof must consist of a physician’s certificate acceptable to us, and indicate that the insured has a medical condition resulting from bodily injury or disease, or both, and:

•	which has been diagnosed by the physician after the issue date of the policy;

•	for which the diagnosis is supported by clinical, radiological, laboratory or other evidence of the medical condition which is satisfactory to us;

•	which is not curable by any means available to the medical profession; and

•	which the physician certifies is expected to result in the insured’s death within 12 months of diagnosis.

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We may request additional medical information from the physician submitting the certification or any physician we consider qualified. The physician providing the certification must be:

•	an individual other than you, the insured or a member of either your or the insured’s immediate family, and

•	who is a doctor of medicine or osteopathy,

•	licensed in the jurisdiction in which the advice is given or the diagnosis is made, and

•	who is acting within the scope of his or her license.

Limitations. The following limitations apply to this option:

•	The availability of this option is subject to the terms of the policy, including the Incontestability and Suicide provisions.

•	No benefit will be paid if the terminal illness is the result of intentionally self-inflicted injury(ies) at any time.

•	You may not exercise this option:

a)	if required by law to use the Accelerated Death Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or

b)	if required by a government agency to use the Accelerated Death Benefit in order to apply for, or obtain or otherwise keep a government benefit or entitlement.

•	This option is not available if the maximum Accelerated Death Benefit has been paid.

•	The face amount of the policy must be at least $50,000 at the time of the first written request.

Effect of Benefit Payment on Policy. After an Accelerated Death Benefit is paid, the policy and any riders and benefits will remain in effect, subject to the following adjustments.

The basic death benefit after payment of an Accelerated Death Benefit will equal the amount of the basic policy death benefit before the payment of the Accelerated Death Benefit, minus the result of multiplying A by B, where:

A	is the Accelerated Death Benefit; and

B	is 1 (one) plus an interest rate that is the greater of:

1)	the current yield of 90-day treasury bills; or

2)	the policy loan effective interest rate.

The adjustment to the policy will be proportional to the amount of the Accelerated Death Benefit. The basic death benefit and, if applicable, the policy’s face amount, accumulation value, cash value, policy loan, and monthly no-lapse premium will be adjusted as of the effective date of this option.

The adjustments to the basic death benefit will be made in the following order:

•	policy layers, if any, beginning with the most recently added layer; and

•	remaining portions of the basic death benefit.

New policy charges and premiums will be based on the rates in effect for the resulting face amount.

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Physical Examination. While a claim is pending, we reserve the right to obtain additional medical opinions and to have the insured examined at our expense by a physician of our choice.

Payment of Claims. We will pay the accelerated death benefit in a lump sum to you. If the insured dies before payment is made, we will pay the entire death benefit of the policy to the beneficiary.

Legal Actions. No legal action may be brought to recover the payment requested under this option within 60 days after written proof of the insured’s terminal illness has been given to us. No such action may be brought after 3 years from the time we receive written proof of the insured’s terminal illness.

Accident Indemnity Rider

This rider provides an accidental death benefit if it is in effect on the date the insured dies as a result of accidental bodily injury. The rider is available for insureds who meet our underwriting requirements and are between the ages of 5 and 65 on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.

The accidental death benefit under the rider is in addition to any death benefit under the policy. The amount of the rider is shown in the policy data pages. The death benefit under the rider will be twice the amount shown in the policy data pages if the insured dies as a result of bodily injury sustained while the insured was a fare-paying passenger on a common carrier. There are various limitations on causes of death which qualify for death by accidental injury.

You may cancel the rider on any monthly policy date by sending us a written request for cancellation.

This rider will automatically terminate:

•	if any premium for the rider remains unpaid after the end of the grace period;

•	if the policy is surrendered;

•	when the policy terminates; or

•	at the policy anniversary nearest the insured’s age 70.

Full Policy Surrender Penalty Waiver Endorsement

This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if your application stipulates that you plan to make premium payments of at least $100,000 per year for each of the first five policy years, among other criteria.

Guaranteed Insurability Rider

This rider allows you to apply for additional insurance on the insured without providing evidence of insurability. The rider is available to insureds between the ages of 0 and 33 who meet our underwriting requirements on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. You may apply for the additional insurance on the available option dates and such insurance may be on any plan of level premium, level face amount whole life, endowment or flexible premium life insurance we are offering on the option date. The additional insurance may be issued as a new layer on your TransAccumulator VUL II policy.

You may cancel this rider by sending us a written request for cancellation. The rider will terminate as of the monthly policy date following our receipt of your cancellation request.

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This rider will automatically terminate:

•	if any premium remains unpaid after the end of the grace period; or

•	when the policy is surrendered; or

•	if the policy terminates; or

•	on the policy anniversary nearest the insured’s age 40, or when the maximum number of options have been exercised, whichever is sooner.

Insurance on Children Rider

This rider provides for a benefit to be paid if a covered child dies before his or her 25th birthday and before the policy anniversary nearest the insured’s age 65. It is available on insureds who meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.

Under this rider, you purchase term insurance for any child we approve for coverage under the rider. The term insurance is convertible to permanent plans of insurance we make available for this purpose. Conversion privileges exist when the child reaches age 25 or the policy anniversary nearest the insured’s 65th birthday, provided the rider is in force on those dates.

You may cancel this rider on any monthly policy date by sending us a written request for cancellation. This rider will automatically terminate:

•	if any premium remains unpaid after the grace period;

•	when the policy is surrendered;

•	if the policy terminates;

•	on the policy anniversary nearest the insured’s age 65;

•	on the insured’s death, subject to the provisions for paid-up term life insurance;

•	on the child’s 25th birthday; or

•	when all or part of such insurance is converted.

Option for Additional Insurance Endorsement

This endorsement will be added to your policy if the insured is 65 years old or less on the policy date and meets our underwriting requirements for this endorsement. There is no charge for the endorsement and adding the endorsement will not increase the monthly deductions or the monthly no-lapse premiums on your policy.

If this endorsement is in effect on your policy, you may request us to issue additional insurance on the first, second or third policy anniversary, subject to the terms of the endorsement.

The maximum amount of insurance available under the endorsement will be the lesser of:

•	the original face amount; or

•	$100,000.

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If the insured is 50 years old or less on the policy date, no evidence of insurability will be required if you exercise the option for additional insurance. If the insured is between the ages of 51 and 65 on the policy date, we will require certain evidence of insurability before we will approve the request to exercise the option for additional insurance.

The additional coverage will be issued as a new TransAccumulator VUL II policy or, if you request, as a new layer of coverage on your current policy. The new policy or layer, as applicable, will be dated and effective on the chosen option date.

Supplemental Adjustable Life Insurance Rider

While the rider is in force and subject to the terms of the rider and the policy, we will pay the rider death benefit after we receive due proof that the insured’s death occurred while the rider was in force. The rider death benefit will be payable to the same person, and in the same manner, as the death benefit.

For purposes of the rider, the following definitions will apply:

•	Age at Issue is the insured’s age on the rider date for the rider or on the rider layer date for a rider layer.

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Monthly Deduction for the rider is an amount we withdraw from the accumulation value of the base policy and the accumulation value of each layer as described in the Rider Monthly Deductions provision in the prospectus.

•	Reinstate means to restore coverage after the policy and the rider have lapsed.

Death Benefit. The face amount of the rider is shown in the policy data pages. The rider death benefit consists of the difference between:

•	the death benefit generated by including the rider face amount and the face amount of any rider layers in the “face amount” in the calculations shown in the Death Benefit Option provisions; and

•	the death benefit that would be generated by excluding such amounts.

Increasing the Face Amount. If you increase the total face amount of the policy, a new layer will be added to the policy. Subject to our rules, you may allocate a portion of the increase to a new rider layer.

The new rider layer will have its own surrender penalty period for 16 years, beginning on the rider layer date. The monthly deduction for the new layer will take into account:

•	the total face amount of the policy;

•	the insured’s gender;

•	the insured’s class of risk as of the rider or rider layer date;

•	the insured’s age on the rider layer date; and

•	how long the rider or rider layer has been in force.

We will issue new policy data pages showing the face amount of the new rider layer. After the increase, the monthly expense charge per thousand for the rider and any rider layers will be based on the new total face amount of the policy, including the rider and any rider layers.

Effect of Face Amount Increase. If the face amount of the rider or the rider layer is increased during the no-lapse period for the policy, the monthly no-lapse premiums on the policy will be recalculated for the remainder of the no-lapse period. The no-lapse period for the policy will not be extended. The increase in the face amount of the policy may cause a change in the monthly expense charge per thousand.

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Decreasing the Face Amount. The rider or rider layer face amounts may be decreased according to the Decreasing the Face Amount provisions for the policy.

Any decrease of the face amount of the rider or a rider layer may cause a change in the maximum monthly expense charge per thousand and the maximum monthly expense charge per thousand to be charged for the rider or rider layer.

A surrender penalty will apply on the amount of the face amount reduction allocated to the rider during the first 16 rider years or to a rider layer during the first 16 rider layer years. Surrender penalties will be determined as described in the Decreasing the Face Amount provisions for the policy. There are Tables of Surrender Penalty Factors for the rider in the policy data pages. We will use these factors to determine the surrender penalty we will apply. There is no surrender penalty after 16 rider or rider layer years.

The face amount decrease will be applied such that the ratio of basic and supplemental coverage segments on any remaining layer total amount or base policy total amount after the decrease will be the same as before the decrease.

We will issue new policy data pages showing the new rider face amount and any new rider layer face amounts. After the decrease:

•	The monthly expense charge per thousand for the rider or for a rider layer will be based on the new total face amount of the policy; and

•	Any future surrender penalties for the rider or any rider layer will be based on the new face amount of the rider or rider layer.

Effect of Face Amount Decrease. If the face amount of the rider or a rider layer is decreased during the no-lapse period for the policy, the monthly no-lapse premiums on the policy will be recalculated for the remainder of the no-lapse period. The no-lapse period will not be extended. The decrease in the face amount of the policy may cause a change in the monthly expense charge per thousand to be charged.

Surrenders and Surrender Penalties. A partial surrender or surrender penalty free withdrawal may result in a reduction in the face amount of the rider or of a rider layer, as provided in the Partial Surrender provisions.

If a partial withdrawal results in a reduction in the base policy total amount or any layer total amount, the reduction will be applied so that, for any remaining base policy total amount or any remaining layer total amount, the ratio of basic coverage to supplemental coverage will be the same as before the reduction.

During the first 16 rider or rider layer years, we will assess a proportionate surrender penalty on any surrender amount that is attributable to the rider or to a rider layer. Surrender penalties will be determined as described in the Partial Surrender section. There are Tables of Surrender Penalty Factors for the rider and rider layers in the policy data pages. We will use the factors in the table to determine the surrender penalty we will apply. There is no surrender penalty after 16 rider layer years.

A full surrender of the policy under the NONFORFEITURE OPTION – FULL SURRENDER will result in a surrender penalty being assessed on any surrender amount that is attributable to the rider during the first 16 rider years, or to a rider layer during the first 16 rider layer years.

To calculate the surrender penalty for the rider, find the surrender factor for the current rider year. Multiply this factor by the number of thousands of rider face amount. This is the surrender penalty for the rider. There is no surrender penalty for the rider after the first 16 rider years.

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To calculate the surrender penalty for a rider layer, find the surrender factor for the current rider layer year. Multiply this factor by the number of thousands of rider layer face amount. This is the surrender penalty for the rider layer. There is no surrender penalty for a rider layer after 16 rider layer years.

Effects of Guaranteed Exchange Option. In addition to the conditions in the Guaranteed Exchange Option section, the following conditions will also apply.

If the policy includes any supplemental coverage under the rider and the new policy allows for a supplemental coverage rider, the minimum initial premium for the new policy will be determined with reference to the required annual premiums for the basic coverage and for the supplemental coverage under the new policy.

If the policy includes any supplemental coverage under the rider and the new policy also allows for a supplemental coverage rider, the surrender penalty period offset under the new policy will be determined with reference to the surrender penalty periods for the basic coverage and for the supplemental coverage under the policy.

Amount We Pay is Limited in the Event of Suicide. If the insured dies by suicide, while sane or insane, within two years from the issue date of the rider, we will be liable only for the amount of premiums paid for the rider.

If you request an increase in the face amount of the rider, this suicide provision will start anew, beginning on the rider layer date, but any extension of the original exclusion period will be applicable only to the face amount of that rider layer.

Misstatement of Age or Sex in the Application. If there is a misstatement of the insured’s age or gender in the application, we will adjust the excess of:

•	the portion of the policy’s death benefit that is attributable to the rider over

•	the portion of the policy’s accumulation value that is attributable to the rider to that which would be purchased by the most recent monthly deduction at the correct age or sex.

Termination of Insurance. The rider will terminate when the policy terminates. If the rider is issued with a rider date that is the same as a layer date, the rider will terminate when the layer total amount is reduced to zero.

Reinstatement. The rider is subject to the REINSTATEMENT provision. When reinstated, the face amount of the rider or any rider layer will be the same as at the time of lapse.

No Cash Value or Dividends. This rider has no cash value and does not participate in our profits or surplus.

Surrender Penalty Deferral Endorsement

This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy at issue if:

•	You indicate you plan to pay at least $50,000 per year for the first 5 policy years, and

•	You request the endorsement on the application.

There is no charge for this endorsement. It can be added to your policy only when it is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.

If you subsequently request another decrease in face amount or a full or partial surrender during the surrender penalty period for any coverage segment on which the surrender penalties were deferred, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.

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We will not defer the surrender penalty for a full or partial surrender. We will not defer the surrender penalty for a decrease in face amount effective prior to the end of the fifth policy year. You will be assessed the appropriate surrender penalty in those circumstances.

Waiver Provision Rider

This rider provides that we will waive each monthly deduction due immediately on or after the insured’s 10th birthday if the insured becomes totally disabled. While monthly deductions are being waived, premium payments are not required. The rider is available to insureds who meet our underwriting requirements and are age 55 years old or less on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. For purposes of this benefit, a disability is considered to be total when the insured becomes so disabled by injury or disease that he or she is unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. If the insured is a student, then “any gainful work” includes going to school. A total disability includes the insured’s loss of sight in both eyes, or the use of both feet or both hands, or of one hand and one foot. The beginning of total disability will be the beginning of the disability which totally disables the insured for not less than six months. We will not pay any benefit under the rider if the insured’s total disability results directly or indirectly from:

•	intentionally self-inflicted injury;

•	participation in an insurrection; or

•	war, declared or undeclared, or any act of war.

Benefits will end if the insured is no longer totally disabled, or if the insured does not give us due proof, or refuses to submit a requested medical examination.

You may cancel the rider on any monthly policy date by sending us a written request for cancellation.

This rider will automatically terminate:

•	if the policy is surrendered;

•	if the policy lapses; or

•	at the policy anniversary nearest the insured becoming age 60 subject to any claims under the rider.

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OTHER POLICY PROVISIONS

The following policy provisions may vary by state.

Delay of Payments

We may postpone any transaction involving the separate account during any period when:

•	trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed for days other than weekends or holidays;

•	the Securities and Exchange Commission has allowed or ordered the suspension described above; or

•	the Securities and Exchange Commission has determined that an emergency exists such that disposal of mutual fund securities or valuation of assets is not reasonably practical.

Transactions involving the separate account include the following, to the extent the amounts of the transactions come from the portion of the accumulation value in the separate account:

•	transfers between or among sub-accounts;

•	transfers to or from the separate account;

•	policy loans;

•	exchange of the policy under the Guaranteed Exchange Option;

•	partial or full surrenders; and

•	death benefit payments.

We may delay paying you any portion of a partial or full surrender that comes from the accumulation value in the fixed account for up to six months after we receive your written request for the surrender.

We may delay making a loan to you to the extent that the loan is deducted from the portion of the accumulation value in the fixed account for up to six months after we receive your written request for the loan. We will not delay any loan allocated solely to the fixed account made to pay premiums due on the policy.

We may delay any payment until all premium checks have cleared.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you may exchange your current policy for a fixed policy offered by us without providing us evidence of insurability. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met:

•	the insured is living;

•	the current policy does not have any outstanding loans;

•	monthly deductions are not being waived under the Waiver Provision Rider; and

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•	the death benefit under the policy is not being maintained under a no-lapse option.

We will transfer the accumulation value on the date the current policy is exchanged for the new policy. If the current policy includes one or more layers, and the new policy allows for layers, the accumulation value in each layer and in the base policy will be transferred accordingly to the layers and the base policy of the new policy.

Effective Date. The effective date of the new policy will be the date the current policy is exchanged. The policy date of the new policy will be the same as the policy date of the current TransAccumulator VUL II policy. If the new policy allows for layers, the layer date for each layer of the new policy will be the same as the layer date for the equivalent layer of the current policy. We may limit the effective date to the policy anniversary following the date we receive all requirements in good order. Before the date of the exchange, you will continue to have all rights under the current policy, including the right to allocate net premiums to the sub-accounts and to transfer amounts among investment options. If you wish to transfer accumulation values to the fixed account of your policy until the date of the exchange, you must provide us with transfer instructions to that effect.

Application. We must receive all of the following in order to process the exchange:

•	A policy change application indicating your request to exercise this option and your request to surrender the current policy.

•	The release of any lien against or assignment of the current policy.

•	The current policy.

•	Payment of any amount due for the exchange, if applicable.

We will consider the application for the current policy together with the policy change application to be the application for the new policy.

New Policy. The new policy will be based on the sex, age and class of risk of the insured as of the policy date of the current policy. If the current policy includes one or more layers, and the new policy allows for layers, the sex, age and class of risk of the insured under a layer will apply to the equivalent layer on the new policy. The premiums for the new policy will be based on our published rates in effect on the date you request the exchange. If the Accelerated Death Benefit Option Endorsement is part of the current policy, it will automatically become a part of the new policy. Any other riders that form a part of the current policy, and any new riders requested, will become a part of the new policy only if we agree to provide them on the date of the exchange. We will not pay a death benefit under both the current policy and the new policy.

Assignment. If there is an assignment on the current policy and you want to carry over that assignment to the new policy, you must execute a new assignment.

Exchange Adjustments. The minimum initial premium for the new policy will be equal to:

•	the cumulative total of any required premiums applicable for the number of years that the current policy was in force; minus

•	the total accumulation value transferred to the new policy.

If the current policy includes one or more layers and the new policy allows for layers, then the minimum initial premium for the new policy will be equal to:

•

the cumulative total of any required premiums applicable to the new policy for the number of years that the current policy was in force minus the total accumulation value transferred to the new policy from the current policy’s base policy; plus

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•

the cumulative total of any required premiums applicable to each layer on the new policy for the number of years that the applicable layer on the current policy was in force minus the total accumulation value transferred to each layer on the new policy from the applicable layer on the current policy.

If the current policy includes supplemental coverage under a supplemental coverage rider and the new policy allows for supplemental coverage under a supplemental coverage rider, then the minimum initial premium will be determined with reference to any required premiums for the basic coverage and for the supplemental coverage under the new policy.

Surrender Penalty Period. The period for which the coverage segment under the current policy was in effect before the date of the exchange will be used to reduce the surrender penalty period under the applicable coverage segment of the new policy.

Suicide and Incontestability. The period for which the current policy and any layers was in effect before the date of the exchange will be used to reduce the time period for any suicide and incontestability provision under the new policy and any layers of the new policy.

Ownership. The owner of the new policy will be the same as the owner of the current policy. You may change the owner of the new policy if you indicate this on the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the life of the insured. A change in ownership may have tax consequences.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. You may change the beneficiary of the new policy if you indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the life of the insured.

Termination. This Guaranteed Exchange Option terminates on the earliest:

•	the 20th policy anniversary;

•	the policy anniversary nearest the insured’s age 95;

•	the date the current policy is surrendered or terminated; or

•	the date the current policy lapses under the Grace Period provision in the prospectus.

Misstatement of Age or Sex. If a misstatement of the insured’s age or gender is found before this option is exercised and the current policy’s death benefit is changed as a result, the face amount of the new policy will be based on the adjusted face amount of the current policy.

If a misstatement of the insured’s age or gender is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the current policy is changed for any reason, we will proportionately change the benefit amount of the option.

Incontestability of the Policy

Except for fraud or nonpayment of premiums, the policy will be incontestable after it has been in force during the insured’s lifetime for two years from the date of issue. This provision does not apply to any rider providing benefits specifically for disability or accidental death. If the policy was issued to you as a result of a contractual conversion from another policy we issued to you, the period for which the new policy was in force before the date of conversion will be used to offset the time period for incontestability under the new policy.

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When a layer is added to the policy, this incontestability provision will start anew with respect to that layer, based on statements made in the application for that layer, beginning on the layer date.

If a supplemental coverage rider is in effect, the rider will be incontestable after it has been in force during the insured’s lifetime for two years from the rider issue date.

If you request an increase in the face amount of the supplemental coverage rider, the incontestability provision will start over, beginning on the rider layer date. An extension of the original incontestability period will apply only to the face amount of that rider layer.

If the base policy is rescinded for any contestable reason (e.g., material misrepresentation), we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the base policy. The base policy will be rescinded as of the policy date. If a layer is rescinded for any contestable reason, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the layer. The layer will be rescinded as of the layer date.

If the policy lapses and is reinstated during the first two years it is in force, the reinstated policy may be rescinded only for a contestable reason that is in the application or reinstatement application. If a policy lapses and is reinstated after the first two years it is in force, the reinstated policy may be rescinded only for a contestable reason that is in the reinstatement application. When a policy is reinstated, this incontestability provision will start anew with respect to statements in the reinstatement application for that layer, beginning on the date the layer is reinstated.

If a supplemental coverage rider lapses and is reinstated during the first two years it is in force, the reinstated rider may be rescinded only for a contestable reason that is in the application or reinstatement application. If a rider lapses and is reinstated after the first two years it is in force, the reinstated rider may be rescinded only for a contestable reason that is in the reinstatement application. When a rider is reinstated, this incontestability provision will start anew with respect to statements in the reinstatement application for that rider, beginning on the date the rider is reinstated.

Misstatement of Age or Sex in the Application

If there is a misstatement of the insured’s age or gender in the application, we will adjust the excess of the death benefit over the accumulation value to that which would be purchased by the most recent monthly deduction at the correct age or gender.

Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, we will be liable only for the amount of premiums paid, less any partial surrender penalty free withdrawals, loans and loan interest due.

If the policy is issued to you as a result of a contractual conversion from another policy we issued to you, the period the old policy was in force before the date of conversion will be used to offset the time period for the suicide exclusion under the new policy.

When a layer is added to the policy, the suicide provision will start anew with respect to that layer, beginning on the layer date. If the insured dies by suicide, while sane or insane, within two years from the layer date, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, that have been allocated to that layer.

If a supplemental insurance rider is in effect on the date the insured dies by suicide and within two years from the rider issue date, we will be liable only for the amount of premiums paid for the rider. If you request an increase in the face amount of the rider, the suicide provision will start over, beginning on the rider layer date. An extension of the original exclusion period will apply only to the face amount of that rider layer.

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SETTLEMENT OPTIONS

Benefit Payment Options

When the insured dies while the policy is in force, we will pay the death benefit in a lump sum unless you or the beneficiary choose a settlement option. You may choose a settlement option while the insured is living. You may also choose one of these options as a method of receiving any surrender proceeds that are available under the policy. The beneficiary may choose a benefit option after the insured has died. The beneficiary’s right to choose will be subject to any benefit payment option restrictions in effect at the insured’s death.

Settlement options are obligations of and are paid from our general account and are not based on the investment experience of the separate account.

When we receive a satisfactory written request, we will pay the benefit according to one of these options:

OPTION A: Installments for a Guaranteed Period. We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.

OPTION B: Installments for Life with a Guaranteed Period. We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: Benefit Deposited with Interest. We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of the insured’s death or the date you surrender the policy. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

OPTION D: Installments of a Selected Amount. We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: Annuity. We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than payments available under our then current annuity contracts.

General

The payee may arrange any other method of benefit payment as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments that depend on the designated individual’s age are based on that individual’s age on his or her birthday that is nearest the date of the insured’s death or the date you surrender the policy. If the death benefit is payable, the settlement option will start on the date of the insured’s death. If you surrender the policy, the settlement option will start on the date we receive your written surrender request.

We will pay the first installment under any option on the date the option starts. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest.

If the payee does not live to receive all guaranteed payments under Options A, B or D or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee’s estate. If the payee does not live to receive all guaranteed payments under Option E, we will pay the remaining benefit as scheduled to the payee’s estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee’s estate.

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REPORTS

We maintain the records for the separate account.

We will send you a statement at least once a year, without charge, showing the face amount, accumulation value, net cash value, loans, partial surrenders, surrender penalty free withdrawals, premiums paid and charges as of the statement date. The statement will also include summary information about the portions of your accumulation value in the fixed account, the sub-accounts and the loan account. We may include additional information.

Scheduled periodic transactions, such as monthly premiums under the pre-authorized withdrawal program and monthly deductions, will be confirmed quarterly in lieu of an immediate transaction confirmation.

Upon written request at any time, we will send you an illustration of your policy’s benefits and values. There will be no charge for the first illustration in each policy year. We reserve the right to charge a fee up to $25 for any illustration after the first in any policy year.

SALES OF POLICY

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Principal Underwriter

Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the policy pursuant to a distribution agreement with us. TSSC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. TSSC is not a member of the Securities Investor Protection Corporation. TSSC was organized on February 26, 1986, under the laws of the state of Maryland. TSSC enters into selling agreements with other broker-dealers for sales of the policies through their sales representatives who are appointed by us to sell variable universal life insurance policies.

TSSC’s principal business office is located at 1150 South Olive Street, Los Angeles, California 90015-2211. TSSC is an affiliate of TLIC and, like TLIC, is an indirect, wholly owned subsidiary of AEGON USA.

Sales Compensation

The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TSSC. Sales representatives are appointed as our insurance agents.

During years 2007, 2006, and 2005, the amounts paid to TSSC in connection with all policies sold through the separate account were $1,866,311.33, $2,924,135.94, and $3,264,382.05, respectively. TSSC passes through commissions it receives to selling firms for their sales and does not retain any portion of it.

We may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the administrative charge;

•	the monthly deductions;

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•	the surrender penalty; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged to the policy owners or the separate account.

Pending regulatory approvals, TSSC intends to distribute the policy in all states, except New York, as well as in the District of Columbia and in certain possessions and territories.

Sales in Special Situations

We may sell the policies in special situations that are expected to involve reduced expenses for us. These instances may include sales to sales agents, known as registered representatives, and their families. To qualify, sales agents must be appointed with us to sell our variable universal life insurance products in the state in which they reside and/or regularly conduct business as a registered representative. Families are the registered representative’s spouse and children under age 21.

In these situations, we may offer policies to these individuals in which both:

a)	the surrender penalties are waived for full and partial surrenders, as well as for reductions in face amount; and

b)	no compensation is paid by us to the registered representative’s broker-dealer.

These reductions in fees or charges may be taxable.

ADDITIONAL POLICY INFORMATION

Example of Administrative Charges

We will allocate premiums among the coverage segments of the base policy and any layers in the same proportion as the target amounts for each. We deduct administrative charges from gross premiums based on the coverage segment to which premiums are allocated before crediting net premiums to the accumulation value of the base policy or the layer.

For example, if the target amount for the base policy is $3,000, and you pay a premium allocated to the base policy of $4,000 during the first policy year, we assess an administrative charge of 7.60% against the first $3,000 of premium, and an administrative charge of 3.60% on the next $1,000 of premium. Beginning on the next policy anniversary, the premium you pay will be subject to the 7.60% charge on the amount of premium received by us during that policy year, until the total premium for the base policy in that policy year equals the target amount for the base policy. If that same premium was allocated to a supplemental coverage rider, and that rider also had a target amount of $3,000, we would currently deduct a charge of 3.60% on the full amount of the premium. The guaranteed maximum charges, however, would be 8.6% of the amount of premium to the target amount of $3,000 and 3.60% on the remaining $1,000. Again, beginning on the rider anniversary through the 10th rider year, the premium paid during that rider year would be subject to the maximum charge of 8.60% of premium up to the target amount for that year.

Example of a Monthly Deduction

Let us assume that a policy was issued with a female insured, age 45 at issue, qualifying for our preferred nonsmoker risk class. Let’s further assume that the policy issued consists of a base policy with a face amount of $200,000 and a supplemental coverage layer with a face amount of $50,000. The death benefit option selected was the level option (Option 1). The policy issued uses the guideline premium test for the life insurance qualification test. No other riders were added to the policy; no layers were added after the first policy year; and there have been no decreases in face amount and no partial withdrawals taken. On the monthly policy date, the accumulation value is $15,000 and is allocated fully to the sub-accounts of the policy, and the policy is in its third policy year.

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The current monthly deduction rate for the base policy during the third policy year is $0.050833 per $1,000 of the net amount at risk attributable to the base policy. The current monthly deduction rate for the supplemental coverage is $0.050833 per $1,000 of the net amount at risk attributable to the rider.

The current monthly expense charge per thousand for the base policy is $0.1725 per $1,000 of base policy face amount. The current monthly expense charge per thousand for the supplemental coverage rider is $0.00 per $1,000 of supplemental coverage face amount.

The net amount at risk on the base policy total amount is:

•	the death benefit times the monthly death benefit discount factor; minus

•	the accumulation value.

The death benefit in this case is $250,000. The death benefit for the level death benefit option is the face amount of the policy so long as the accumulation value times the death benefit factor is less than the face amount of the policy.

The net amount at risk on the base policy total amount is, therefore:

•	($250,000 times 0.99754), minus

•	$15,000.

This equals $234,385.

The net amount at risk on the base policy is:

•	$234,385 times

•	the base policy face amount ($200,000) divided by the base policy total amount ($250,000).

This is equal to $187,508.

The net amount at risk on the supplemental coverage rider is:

•	$234,385 times

•	the supplemental coverage rider face amount ($50,000) divided by the base policy total amount ($250,000).

This is equal to $46,877.

The monthly deduction, then, is equal to:

1.	The current monthly deduction rate for the base policy of $0.050833 times .001 times $187,508, or $9.53; plus

2.	The monthly deduction for the rider:

a.	The current monthly deduction rate for the rider of $0.050833 times .001 times $46,877, or $2.38; plus

b.	The monthly expense charge per thousand for the rider, which is $0.00 based on the charges we currently assess; plus

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3.	The monthly policy fee of $6.00 based on the charges we currently assess; plus

4.	The monthly expense charge per thousand for the base policy of $0.1725 per $1,000 of base policy face amount, which is equal to:

•	$0.1725 times .001 times $200,000, or $34.50; plus

5.	The monthly mortality and expense risk charge, which is equal to:

•	0.0065 divided by twelve times $15,000, or $8.13.

The total monthly deduction using charges and fees that we are currently assessing is $60.54. The total is equal to the sum of the different current charges shown:

•	$9.53, plus

•	$2.38, plus

•	$6.00, plus

•	$34.50, plus

•	$8.13.

If we assessed the maximum guaranteed charges and fees, the following fees and charges would be higher than the current charges:

•	The monthly deduction rate for the base policy would be $0.338333;

•	The monthly deduction rate for the supplemental coverage rider would be $0.338333;

•	The monthly expense charge per thousand for the supplemental coverage rider would be $0.17425; and

•	The policy fee would be $10.

As a result, the total monthly deduction in our example using guaranteed maximum charges and fees would be:

1.	The monthly deduction rate for the base policy of $0.338333 times .001 times $187,508, or $63.44; plus

2.	The monthly deduction for the rider:

a.	The monthly deduction rate for the rider of $0.338333 times .001 times $46,877; or $15.86; plus

b.	The monthly expense charge per thousand for the rider of $0.17425 per $1,000 of the rider face amount, which is equal to: $0.17425 times .001 times $50,000, or $8.71; plus

3.	The monthly policy fee of $10.00; plus

4.	The monthly expense charge per thousand for the base policy of $0.1725 per $1,000 of the base policy face amount, which is equal to $0.1725 times .001 times $200,000, or $34.50 plus

5.	The monthly mortality and expense risk charge, which is equal to: 0.0065 divided by twelve times $15,000, or $8.13.

The total monthly deduction using the maximum guaranteed charges and fees is $140.64. The total is equal to the sum of the different guaranteed charges shown:

•	$63.44, plus

•	$15.86, plus

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•	$8.71, plus

•	$10.00, plus

•	$34.50, plus

•	$8.13.

Allocation of Premiums

We will allocate premiums among the coverage segments of the base policy and any layers in the same proportion as the target amounts for each. We deduct administrative charges from gross premiums based on the coverage segment to which premiums are allocated before crediting net premiums to the accumulation value of the base policy or the layer.

As an example, assume your policy was issued three years ago and that your coverage includes basic coverage under the base policy and supplemental coverage under a supplemental coverage rider. Also assume that after the first year we approved a face amount increase as a layer of coverage and also approved an increase in supplemental overage as a rider layer.

The target amounts for each coverage segment are assumed to be:

Coverage Segment	Assumed Target Amount	Target Amount as % of Total Target Amount
Base Policy – Basic Coverage	$3,000	48%
Supplemental Coverage Rider	$1,000	16%
Layer – Basic Coverage	$750	12%
Rider Layer – Supplemental Coverage	$1,500	24%
Total Target Amounts	$6,250	100%

To determine the percentage allocation for each coverage segment, you divide the target amount for the coverage segment by the “total target amounts” (the sum of the target amounts for each coverage segments) and then multiply that result by 100.

Let us assume that you have made no premium payments in the current policy or layer years. If we then assume that you make a premium payment of $8,000, we will allocate that premium among the coverage segments as follows:

Coverage Segment	Target Amount as % of Total Target Amount	Premium Allocated to Coverage Segment
Base Policy – Basic Coverage	48%	$3,840
Supplemental Coverage Rider	16%	$1,280
Layer – Basic Coverage	12%	$960
Rider Layer – Supplemental Coverage	24%	$1,920
Total Target Amounts	100%	$8,000

The administrative charge deducted from the gross premium allocated to a basic coverage segment is 7.6% of the premium, up to the target amount each year for the coverage segment during the first 10 years for the coverage segment. All other premiums allocated to a basic coverage segment are assessed an administrative charge of 3.6% of the premium.

The premium allocated to the base policy basic coverage segment is $3,840. The target amount for the coverage segment is $3,000. The current premium is the only premium paid for this policy year and, therefore, we will deduct an administrative charge equal to $258.24 from the premium allocated to the base policy basic coverage. This is

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equal to 7.60% of $3,000, or $228, plus 3.60% of $840, or $30.24. Any further premiums paid during the same policy year would be assessed an administrative charge of 3.60% since the premiums paid in this year have exceeded the target amount for the coverage segment. Premiums received during the next policy year, however, will again be subject to the 7.60% administrative charge on premiums paid during that policy year, until the total premiums paid equal the target amount for the coverage segment.

In a similar manner, the administrative charges for premiums allocated to the other coverage segments would be determined. The premium allocated to the supplemental coverage rider is $1,280. The target amount for the coverage segment is $1,000. Currently, we assess an administrative charge of 3.60% on all premiums allocated to supplemental coverage segments. The current administrative charge is, therefore, $46.08. The maximum guaranteed charge we could charge, however, is 8.60% of premiums up to target amounts during each of the first 10 rider years, and 3.60% on any other premiums. The maximum guaranteed charge we could charge in this example would be $96.08. This is equal to 8.60% of the target amount of $1,000 and 3.60% on the remaining amount of $280.

These same type calculations for the premiums allocated to the layer result in an administrative charge of $64.56; for the current administrative charge for premiums allocated to the rider layer of $69.12, while the maximum guaranteed charges would be $144.12.

The premium minus the administrative charge is the net premium credited to the base policy or layer accumulation value. In our example, the net premium allocated to the base policy accumulation value is the net premium for the base policy plus the net premium for the supplemental coverage rider, since the rider coverage segment was issued at the same time as the base policy. The net premium allocated to the base policy accumulation value, using the current administrative charges we assess is:

•	$3,840 minus $258.24; plus

•	$1,280 minus $46.08; equals

•	$4,815.68.

The net premium we allocate to the layer accumulation value is the net premium for the layer plus the net premium for the supplemental coverage rider layer, since the rider layer was issued at the same time as the layer. The net premium we allocate to the layer accumulation value, using the current administrative charges we assess is:

•	$960 minus $64.56; plus

•	$1,920 minus $69.12; equals

•	$2,746.32.

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LIFE INSURANCE QUALIFICATION TESTS AND THE DEATH BENEFIT

The following example illustrates how the death benefit is determined under each of the life insurance qualification tests. The example is for a TransAccumulator VUL II policy with a face amount of $250,000, issued to a male qualifying for the preferred non-smoker risk class who is 45 years old at the time the death benefit is calculated. The policy is assumed to be in its 10th policy year, and we further assume that there is no policy debt on the policy, and there have been no partial withdrawals taken. We also assume that premiums equal to $30,000 have been paid into the policy.

The death benefit factor under the assumptions listed above is 3.43 for the cash value accumulation test and 2.15 for the guideline premium test.

For death benefit option 1, the death benefit will be the face amount of the policy if the accumulation value is less than $72,887 under the cash value accumulation test or less than $116,280 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor:

a)	3.43 times $72,887 is $250,002. This is greater than the face amount of $250,000.

b)	2.15 times $116,280 is $250,002. This is greater than the face amount of $250,000.

For death benefit option 2, the death benefit will be the face amount plus the accumulation value if the accumulation value is less than $128,867 under the cash value accumulation test or less than $217,393 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor.

a)	3.43 times $102,881 is $352,882. This is greater than the face amount ($250,000) plus the accumulation value ($102,881), or $352,881.

b)	2.15 times $217,393 is $467,395. This is greater than the face amount ($250,000) plus the accumulation value ($217,393), or $467,393.

For death benefit option 3, the death benefit will be the face amount plus the premium (reduced by the amount of any premium refunds and by the amount of any partial withdrawals excluding any surrender penalties) if the accumulation value is less than $81,634 under the cash value accumulation test or less than $130,233 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor.

a)	3.43 times $81,634 is $280,005. This is greater than the face amount ($250,000) plus the premiums paid adjusted for partial withdrawals and premium refunds ($30,000), or $280,000.

b)	2.15 times $130,233 is $280,001. This is greater than the face amount ($250,000) plus the premiums paid adjusted for partial withdrawals and premium refunds ($30,000), or $280,000.

You should also refer to the DEATH BENEFIT provisions in the prospectus.

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PERFORMANCE INFORMATION

We may publish average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

The average annual total returns shown will reflect sub-account performance, and will include deductions for expenses of the portfolios and may include deductions for the mortality and expense risk charge of the separate account. The performance numbers will generally NOT include any of the charges, fees or deductions associated with the policies including charges for any riders. Specifically, they will not include the applicable administrative charge of up to 7.60% of premium for basic coverage or up to 8.60% of premium for supplemental coverage; the monthly deductions (which include mortality and expense risk charges and rider charges, among other charges); any other fees or charges; nor the surrender charges for surrenders during the first 12 policy or layer years for basic coverage or the first 16 rider or rider layer years for supplemental coverage. If these charges, fees and deductions were taken into consideration, the performance would have been less. We may publish other performance calculations. If we publish performance numbers that include deductions for the mortality and expense risk charge of the separate account, then the portion of monthly deductions for the mortality and expense risk charge will be included in the performance numbers.

Average annual total returns assume that a sub-account’s performance is constant over the entire period for which returns are shown. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Calculation of Average Annual Total Returns

Quotations of average annual total return for any sub-account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a sub-account over a period of one, five and ten years (or, if less, up to the life of the sub-account), calculated pursuant to the formula:

P (1 + T)n = ERV

Where:

P	=	the initial value
T	=	an average annual total return
N	=	the number years
ERV	=	the ending value made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period

(or fractional portion thereof).

When a deduction for the mortality and expense risk charge is reflected in the average annual total returns published, we reduce the average annual returns calculated according to the formula, above, by the annual effective rate of 0.65%.

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Sub-Account Average Annual Total Returns Net of Portfolio Expenses (as of 12/31/2008)

The performance information in the following table reflects sub-account performance net of portfolio expenses. The performance shown does NOT include any of the policy charges, fees, or expenses. Specifically, the performance shown does not reflect the administrative charge deducted from premiums; the monthly deductions (including the mortality and expense risk charge and any rider charges) under the policy; nor surrender penalties. If these charges and deductions were included, the figures below would be lower. You may request a personalized illustration from your registered representative which reflects the cost of your insurance as well as the sub-accounts’ expenses.

Portfolio	Portfolio Inception Date	One Year	Five Years	Ten Years	Since Inception	Sub-Account Inception Date	Since Sub-Account Inception Date
Alger American Income & Growth – Class O	11/15/1988	-39.47%	-4.06%	-1.31%	6.82%	02/04/2002	-3.96%
AllianceBernstein VP Growth and Income Portfolio – Class B	06/01/1999	-40.69%	-3.28%	N/A	0.08%	02/04/2002	-1.60%
AllianceBernstein VP Large Cap Growth Portfolio – Class B	07/14/1999	-39.82%	-3.31%	N/A	-5.93%	02/04/2002	-3.76%
Dreyfus Investment Portfolios – MidCap Stock Portfolio – Initial Shares[1]	05/01/1998	-40.42%	-4.02%	0.86%	0.56%	02/04/2002	-0.85%
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	10/07/1993	-34.42%	-3.21%	-3.76%	4.70%	02/04/2002	-3.50%
Dreyfus VIF – Appreciation Portfolio – Initial Shares	04/05/1993	-29.55%	-0.73%	-0.23%	7.24%	02/04/2002	-0.32%
Dreyfus VIF – Developing Leaders Portfolio – Initial Shares1,	08/31/1990	-37.59%	-7.46%	-0.55%	15.14%	02/04/2002	-4.62%
Fidelity VIP Contrafund® Portfolio – Service Class[2]	01/12/2000	-42.69%	0.13%	N/A	-0.21%	05/01/2002	1.89%
Fidelity VIP Equity-Income Portfolio – Service Class[2]	01/12/2000	-42.81%	-3.99%	N/A	-0.88%	05/01/2002	-1.72%
Fidelity VIP Index 500 Portfolio – Service Class[2]	01/12/2000	-37.16%	-2.52%	N/A	-3.72%	05/01/2002	-1.08%
Franklin Small Cap Value Securities Fund – Class 2[1]	01/06/1999	-33.02%	0.58%	N/A	5.70%	05/01/2002	1.29%
Franklin Small-Midcap Growth Securities Fund – Class 2[1,3]	01/06/1999	-42.49%	-4.08%	N/A	0.83%	02/04/2002	-2.82%
Janus Aspen Series Balanced – Service Shares	12/31/1999	-16.06%	3.57%	N/A	1.83%	02/04/2002	3.62%
Janus Aspen Series Worldwide Growth – Service Shares[1]	12/31/1999	-44.81%	-4.71%	N/A	-8.07%	02/04/2002	-3.93%
MFS® Growth Series – Initial Class[1,4]	07/24/1995	-37.42%	0.18%	-1.93%	4.67%	02/04/2002	-1.08%
MFS® Investors Trust Series – Initial Class	10/09/1995	-33.08%	-0.07%	-1.48%	4.61%	02/04/2002	-0.19%
MFS® Research Series – Initial Class	07/26/1995	-36.09%	-0.03%	-1.35%	4.27%	02/04/2002	-0.36%
PIMCO VIT Real Return -Admin Class	09/30/1999	-7.03%	2.87%	N/A	6.86%	05/01/2005	1.12%
PIMCO VIT StocksPLUS Growth & Income – Admin Class	12/31/1997	-42.63%	-4.18%	-2.12%	0.45%	02/04/2002	-2.26%
Premier VIT NACM Small Cap Portfolio[1,6,19]	08/01/1988	-41.63%	-2.99%	3.95%	8.40%	02/04/2002	-0.35%
Premier VIT OpCap Managed Portfolio[5]	08/01/1988	-29.69%	-1.54%	0.26%	9.42%	02/04/2002	-0.75%

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Portfolio	Portfolio Inception Date	One Year	Five Years	Ten Years	Since Inception	Sub-Account Inception Date	Since Sub-Account Inception Date
Transamerica Asset Allocation – Conservative VP – Initial Class[7]	05/01/2002	-21.18%	1.15%	N/A	2.55%	05/01/2005	-0.28%
Transamerica Asset Allocation – Growth VP – Initial Class[7]	05/01/2002	-39.63%	-0.73%	N/A	0.44%	05/01/2005	-3.38%
Transamerica Asset Allocation – Moderate Growth VP – Initial Class[7]	05/01/2002	-32.76%	0.59%	N/A	1.65%	05/01/2005	-1.55%
Transamerica Asset Allocation – Moderate VP – Initial Class[7]	05/01/2002	-25.96%	1.29%	N/A	2.42%	05/01/2005	-0.25%
Transamerica BlackRock Large Cap Value VP– Initial Class[7,8]	05/01/01996	-33.89%	2.11%	4.20%	5.76%	05/01/2005	-1.59%
Transamerica Capital Guardian Global VP – Initial Class[1,7]	02/03/1998	-40.09%	-2.58%	0.85%	1.38%	05/01/2002	-0.10%
Transamerica Capital Guardian Value VP – Initial Class[7]	05/27/1993	-39.52%	-3.66%	-0.34%	5.53%	05/01/2002	-1.75%
Transamerica Clarion Global Real Estate Securities VP – Initial Class[7,9]	05/01/1998	-42.38%	2.89%	8.43%	6.25%	05/01/2005	-2.92%
Transamerica Convertible Securities VP – Initial Class	05/01/2002	-36.87%	-0.47%	N/A	1.79%	05/01/2005	-1.64%
Transamerica Equity VP – Initial Class[7,10]	02/26/1969	-46.00%	-1.63%	-0.37%	N/A	02/04/2002	-0.23%
Transamerica Federated Market Opportunity VP –Initial Class[7,11]	03/01/1994	-4.52%	2.28%	7.43%	8.83%	05/01/2002	4.45%
Transamerica Growth Opportunities VP – Initial Class[7]	05/02/2001	-40.90%	0.71%	N/A	3.50%	05/01/2005	-0.68%
Transamerica JP Morgan Mid Cap Value VP – Initial Class[7,12]	05/03/1999	-32.88%	0.24%	N/A	3.15%	05/01/2005	-3.04%
Transamerica Marsico Growth VP – Initial Class[7]	05/03/1999	-40.94%	-1.80%	N/A	-2.37%	05/01/2005	-4.19%
Transamerica Money Market VP – Initial Class[7,13]	01/02/1998	2.39%	3.19%	3.21%	3.37%	02/04/2002	2.59%
Transamerica PIMCO Total Return VP – Initial Class[7,14]	05/01/2002	-2.79%	3.37%	N/A	4.19%	05/01/2003	3.38%
Transamerica Science & Technology VP – Initial Class[7,15]	05/1/2000	-48.59%	-5.34%	N/A	-12.91%	05/01/2005	-5.67%
Transamerica Templeton Global VP – Initial Class[7,16]	12/03/1992	-43.67%	-2.00%	-1.08%	7.06%	05/01/2005	-3.96%
Transamerica Third Avenue Value VP – Initial Class[7]	01/02/1998	-41.15%	0.49%	7.51%	6.12%	05/01/2005	-4.64%
Transamerica U.S. Government Securities VP – Initial Class[7]	05/13/1994	7.66%	4.48%	4.53%	5.33%	05/01/2005	5.01%
Transamerica Van Kampen Mid-Cap Growth VP – Initial Class1,[7,17]	03/01/1993	-46.29%	-3.58%	-1.47%	6.94%	02/04/2002	-4.28%
Van Kampen’s UIF Core Plus Fixed Income – Class 1[18]	01/02/1997	-10.20%	1.33%	3.67%	4.52%	02/04/2002	2.54%
Van Kampen’s UIF Emerging Markets Equity – Class 1[1,18]	10/01/1996	-56.62%	6.60%	7.64%	3.67%	02/04/2002	9.05%
Van Kampen’s UIF High Yield – Class 1[1,18]	01/02/1997	-22.86%	-0.72%	0.23%	1.66%	02/04/2002	1.62%
Van Kampen’s UIF International Magnum – Class 1[1,18]	01/02/1997	-44.62%	0.70%	-0.30%	1.06%	02/04/2002	2.04%

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Sub-Account Average Annual Total Returns Net of Portfolio Expenses and Monthly Mortality and Expense Risk Charges (as of 12/31/2008)

The performance information in the following table reflects sub-account performance net of portfolio expenses and monthly mortality and expense risk charges at an assumed annual rate of 0.65%. Other than the mortality and expense risk charge, the performance shown does NOT include any of the policy charges, fees, or expenses. Specifically, the performance shown does not reflect the administrative charge deducted from premiums; the monthly deductions (including any rider charges), other than the mortality and expense risk charge under the policy; nor surrender penalties. If these charges and deductions were included, the figures below would be lower. You may request a personalized illustration from your registered representative which reflects the cost of your insurance as well as the sub-accounts’ expenses

Portfolio	Portfolio Inception Date	One Year	Five Years	Ten Years	Since Inception	Sub Account Inception Date	Since Sub-Account Inception Date
Alger American Income & Growth – Class O	11/15/1988	-39.86%	-4.68%	-1.95%	6.13%	02/04/2002	-4.58%
AllianceBernstein VP Growth and Income Portfolio– Class B	06/01/1999	-41.08%	-3.91%	N/A	-0.57%	02/04/2002	-2.24%
AllianceBernstein VP Large Cap Growth Portfolio – Class B	07/14/1999	-40.21%	-3.93%	N/A	-6.54%	02/04/2002	-4.39%
Dreyfus Investment Portfolios – MidCap Stock Portfolio – Initial Shares[1]	05/01/1998	-40.81%	-4.65%	0.21%	-0.09%	02/04/2002	-1.49%
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	10/07/1993	-34.85%	-3.84%	-4.39%	4.02%	02/04/2002	-4.13%
Dreyfus VIF – Appreciation Portfolio – Initial Shares	04/05/1993	-30.01%	-1.38%	-0.88%	6.54%	02/04/2002	-0.98%
Dreyfus VIF – Developing Leaders Portfolio – Initial Shares[1,2]	08/31/1990	-38.00%	-8.06%	-1.19%	14.39%	02/04/2002	-5.24%
Fidelity VIP Contrafund® Portfolio – Service Class 2	01/12/2000	-43.07%	-0.52%	N/A	-0.86%	05/01/2002	1.23%
Fidelity VIP Equity-Income Portfolio – Service Class 2	01/12/2000	-43.19%	-4.62%	N/A	-1.60%	05/01/2002	-2.46%
Fidelity VIP Index 500 Portfolio – Service Class 2	01/12/2000	-37.57%	-3.15%	N/A	-4.35%	05/01/2002	-1.72%
Franklin Small Cap Value Securities Fund – Class 2[1]	01/06/1999	-33.45%	-0.07%	N/A	5.02%	05/01/2002	0.63%
Franklin Small-Midcap Growth Securities Fund – Class 2[1,3]	01/06/1999	-42.87%	-4.70%	N/A	0.17%	02/04/2002	-3.45%
Janus Aspen Series Balanced – Service Shares	12/31/1999	-16.61%	2.90%	N/A	1.17%	02/04/2002	2.95%
Janus Aspen Series Worldwide Growth – Service Shares[1]	12/31/1999	-45.17%	-5.33%	N/A	-8.67%	02/04/2002	-4.56%
MFS® Growth Series – Initial Class[1,4]	07/24/1995	-37.83%	-0.47%	-2.57%	3.99%	02/04/2002	-1.72%
MFS® Investors Trust Series – Initial Class	10/09/1995	-33.52%	-0.71%	-2.12%	3.93%	02/04/2002	-0.84%
MFS® Research Series – Initial Class	07/26/1995	-36.50%	-0.68%	-1.99%	3.59%	02/04/2002	-1.00%
PIMCO VIT Real Return -Admin Class	09/30/1999	-7.66%	2.20%	N/A	6.17%	05/01/2005	0.47%
PIMCO VIT StocksPLUS Growth & Income – Admin Class	12/31/1997	-43.00%	-4.80%	-2.76%	-0.21%	02/04/2002	-2.89%
Premier VIT OpCap Managed Portfolio[5]	08/01/1988	-30.15%	-2.17%	-0.39%	8.71%	02/04/2002	-1.39%
Premier VIT NACM Small Cap Portfolio[1,6,19]	08/01/1988	-42.02%	-3.62%	3.27%	7.70%	02/04/2002	-1.00%

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Portfolio	Portfolio Inception Date	One Year	Five Years	Ten Years	Since Inception	Sub Account Inception Date	Since Sub-Account Inception Date
Transamerica Asset Allocation – Conservative VP – Initial Class[7]	05/01/2002	-21.70%	0.50%	N/A	1.89%	05/01/2005	-0.92%
Transamerica Asset Allocation – Growth VP – Initial Class[7]	05/01/2002	-40.03%	-1.38%	N/A	-0.21%	05/01/2005	-4.01%
Transamerica Asset Allocation – Moderate Growth VP – Initial Class[7]	05/01/2002	-33.20%	-0.06%	N/A	1.00%	05/01/2005	-2.19%
Transamerica Asset Allocation – Moderate Portfolio VP – Initial Class[7]	05/01/2002	-26.45%	0.64%	N/A	1.76%	05/01/2005	-0.90%
Transamerica BlackRock Large Cap Value VP – Initial Class[7,8]	05/01/1996	-34.32%	1.44%	3.52%	5.07%	05/01/2005	-2.23%
Transamerica Capital Guardian Global VP – Initial Class1,[7,20]	02/03/1998	-41.29%	-3.21%	0.20%	0.72%	05/01/2002	-0.75%
Transamerica Capital Guardian Value VP – Initial Class[7]	05/27/1993	-39.91%	-4.28%	-0.98%	4.84%	05/01/2002	-2.39%
Transamerica Clarion Global Real Estate Securities VP – Initial Class[7,9]	05/01/1998	-42.76%	2.22%	7.72%	5.56%	5/01/2005	-3.55%
Transamerica Convertible Securities VP – Initial Class[7]	05/01/2002	-37.29%	-1.12%	N/A	1.13%	05/01/2005	-2.28%
Transamerica Equity VP – Initial Class[7,10]	02/26/1969	-46.36%	-2.27%	-1.02%	N/A	02/04/2002	-0.88%
Transamerica Federated Market Opportunity VP – Initial Class[7],11	03/01/1994	-5.15%	1.61%	6.73%	8.12%	05/01/2002	3.77%
Transamerica Growth Opportunities VP – Initial Class[7]	05/02/2001	-41.29%	0.06%	N/A	2.84%	05/01/2005	-1.31%
Transamerica JPMorgan Mid Cap Value VP – Initial Class[7,12]	05/03/1999	-33.32%	-0.41%	N/A	2.48%	05/01/2005	-3.67%
Transamerica Marsico Growth VP – Initial Class[7]	05/03/1999	-41.33%	-2.44%	N/A	-3.01%	05/01/2005	-4.81%
Transamerica Money Market VP – Initial Class[7,13]	01/02/1998	1.72%	2.53%	2.54%	2.70%	02/04/2002	1.93%
Transamerica PIMCO Total Return VP – Initial Class[7],14	05/01/2002	-3.43%	2.70%	N/A	3.51%	05/01/2003	2.71%
Transamerica Science & Technology VP – Initial Class[7,15]	05/1/2000	-48.93%	-5.95%	N/A	-13.47%	05/01/2005	-6.29%
Transamerica Templeton Global VP – Initial Class[7,16,20]	12/03/1992	-44.04%	-2.64%	-1.72%	6.37%	05/01/2005	-4.58%
Transamerica Third Avenue Value VP – Initial Class[7]	01/02/1998	-41.54%	-0.16%	6.82%	5.43%	05/01/2005	-5.25%
Transamerica U.S. Government Securities VP – Initial Class[7]	05/13/1994	6.96%	3.81%	3.85%	4.65%	05/01/2005	4.33%
Transamerica Van Kampen Mid-Cap Growth VP –Initial Class[1,7,17]	03/01/1993	-46.64%	-4.20%	-2.11%	6.25%	02/04/2002	-4.90%
Van Kampen UIF Core Plus Fixed Income – Class 1[18]	01/02/1997	-10.79%	0.68%	3.00%	3.85%	02/04/2002	1.88%
Van Kampen UIF Emerging Markets Equity – Class 1[1,18]	10/01/1996	-56.91%	5.91%	6.94%	3.00%	02/04/2002	8.35%
Van Kampen UIF High Yield – Class 1[1,18]	01/02/1997	-23.36%	-1.37	-0.37%	1.03%	02/04/2002	1.03%
Van Kampen UIF International Magnum – Class 1[1,18]	01/02/1997	-44.99%	0.04%	-0.94%	0.41%	02/04/2002	1.38%

1.	Investing in these types of sub-accounts may involve greater risks. As a result, these sub-accounts may experience greater price volatility.

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2.	Portfolio name effective January 2, 2003; formerly, Dreyfus VIF-Small Cap Portfolio-Initial Shares. Performance prior to January 2, 2003 is that of Dreyfus VIF-Small Cap Portfolio-Initial Shares.

3.	The Franklin Technology Securities Fund – Class 2 merged into the Franklin Small – MidCap Growth Securities Fund – Class 2 (formerly Franklin Small Cap Fund – Class 2) effective May 1, 2003.

4.	Portfolio name effective May 1, 2008; formerly MFS® Emerging Growth Series – Initial Class. Performance prior to May 1, 2008 is that of MFS® Emerging Growth Series.

5.	On September 16, 1994, an investment company which began operations on August 1, 1988, called Quest for Value Accumulation Trust (the “Old Trust”) was effectively divided into two investment funds – the Old Trust and the present Premier VIT (formerly PIMCO Advisors VIT, the “Present Trust”) – at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

6.	On September 16, 1994, an investment company which began operations on August 1, 1988, Called Quest for Value Accumulation Trust (the “Old Trust”), was effectively divided into two investment funds – at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

7.	AEGON/Transamerica Series Trust was renamed Transamerica Series Trust, effective May 1, 2008. All Portfolios redesignated “Variable Portfolio’s” (VP).

8.	Portfolio name effective November 1, 2006; formerly AEGON/Transamerica Mercury Large Cap Value – Initial Class – Initial Class. Performance prior to November 1, 2006 is that of AEGON/Transamerica Mercury Large Cap Value – Initial Class.

9.	Portfolio name effective November 1, 2005; formerly AEGON/Transamerica Clarion Real Estate Securities. Performance prior to November 1, 2005 is that of AEGON/Transamerica Clarion Real Estate Securities.

10.	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc.

11.	Portfolio name effective May 1, 2007; formerly AEGON/Transamerica Federated Growth & Income – Initial Class. Performance prior to May 1, 2007 is that of AEGON/Transamerica Federated Growth & Income.

12.	Effective December 12, 2005, the ATST JP Morgan Mid Cap Value sub-account is closed to new investments. No new net premiums may be allocated to the sub-account, and transfers into the sub-account are not allowed.

13.	Before May 1, 2002, this Portfolio was sub-advised by J.P. Morgan Investment Management, Inc. Performance prior to May 1, 2002, reflects that of Money Market Portfolio of Transamerica Variable Insurance Fund, Inc.

14.	Transamerica PIMCO Total Return sub-account effective date is May 1, 2003. The performance figures shown are adjusted historical performance.

15.

Portfolio name effective November 1, 2006; formerly AEGON/Transamerica Great Companies TechnologySM – Initial Class. Performance prior to November 1, 2006 is that of AEGON/Transamerica Great Companies TechnologySM.

16.	Portfolio name effective November 1, 2006; formerly AEGON/Transamerica Templeton Great Companies Global – Initial Class. Performance prior to November 1, 2006 is that of AEGON/Transamerica Templeton Great Companies Global.

17.	Portfolio name effective November 1, 2005; formerly AEGON/Transamerica Van Kampen Emerging Growth. Performance prior to November 1, 2005 is that of AEGON/Transamerica Van Kampen Emerging Growth.

18.	Morgan Stanley Investment Management, Inc. does business in certain instances using the name “Van Kampen.”

19.	Portfolio name effective September 10, 2008; formerly Premier VIT OpCap Small Cap Portfolio. Performance prior to September 10, 2008 is that of Premier VIT OpCap Small Cap Portfolio.

20.	Effective May 1, 2009, Transamerica Capital Guardian Global VP merged into the Transamerica Templeton Global VP.

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Money Market Portfolio Yields

From time to time we may advertise the current yield and effective yield of money market portfolios. Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield of the portfolio refers to the income generated by an investment in the portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Current yield for a money market portfolio will be computed by determining the net change in the value of a hypothetical investment at the end of a seven-day period from the beginning value, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding based on the following formula:

Effective Yield = [(Base Period Return + 1)x365/7] - 1

Yields for Money Market Portfolios (as of 12/31/2008)

Portfolio	7-Day Current Yield	7-Day Effective Yield
Transamerica Money Market VP—Initial Class (net of portfolio expenses and monthly mortality and expense risk charges at an assumed annual rate of 0.65%)	0.79%	0.79%
Transamerica Money Market VP—Initial Class (not including any policy charges, fees, or expenses)	1.44%	1.45%

Other Performance Information

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered a representation of what may be achieved in the future.

We will provide prospective owners with customized illustrations showing how charges, fees, deductions, premiums and other policy activity could affect death benefits.

We may compare performance information for a sub-account in reports and promotional literature to:

•	Standard & Poor’s 500 Stock Index, or S&P 500;

•	Dow Jones Industrial Average, or DJIA;

•	Shearson Lehman Aggregate Bond Index;

•	other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;

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•	other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

•	other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

•	the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in light of market conditions during a period and in considering a portfolio’s success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include:

•

the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

•	the advantages and disadvantages of investing in tax-deferred and taxable investments;

•	customer profiles and hypothetical payment and investment scenarios;

•	financial management and tax and retirement planning; and

•	investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policies and the characteristics of, and market for, the financial instruments.

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ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES

The following tables illustrate the way in which a policy’s death benefit accumulation value and net cash value could vary over an extended period. Results will vary for each individual insured under a policy, and the results shown in the following tables may not be representative of results that would apply to you. To request a personalized illustration based on your age, gender, underwriting class, death benefit option, planned premiums and other factors, please contact your registered representative.

Assumptions

The tables illustrate a policy issued to a male, age 35, under a preferred underwriting class and qualifying for our non-smoker rates, with an Option 1 (Level) death benefit option and a face amount of $200,000. The policy uses the guideline premium test as the life insurance qualification test. One table illustrates values on the basis of the guaranteed monthly deduction rates and other charges, while the other table illustrates values on the basis of the current monthly deduction rates and other charges presently in effect.

The tables assume that no layers have been added to the policy; that no policy loan has been made; that there has not been any requested decrease in the face amount; that no partial surrenders have been made; and that no transfers above 18 have been made in any policy year (so that no related transaction or transfer charges have been incurred). The tables assume that no portion of the coverage is provided under a supplemental adjustable life insurance rider. The tables further assume that no other riders are in effect on the policy.

The tables assume that a premium in the amount shown in each table is paid at the beginning of each policy year for the first 20 policy years and that all premiums are allocated to and remain in the separate account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 10%.

The accumulation values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 10% over a period of years, but fluctuated above or below such averages for individual policy years. The values also would be different depending on the allocation of the policy’s total accumulation value among the sub-accounts if the actual rates of return averaged 0%, 6%, or 10%, but the rates of each portfolio varied above and below such averages.

Deductions for Charges

The amounts shown for the death proceeds and accumulation values take into account:

1.	an administrative charge deducted from each premium; and

2.	the monthly deductions, including the monthly mortality and expense risk charge.

The administrative charge is 7.60% of each premium payment, up to the target amount each policy year for the first 10 policy years; 3.60% of each premium payment in excess of the target amount each policy year during the first 10 policy years; and 3.60% of each premium payment in policy years 11 and later. The target amount for each of these illustrations is $1,800.

The mortality and expense risk charge is a monthly charge at a rate equal to one-twelfth of the annual rate. The charge is a percentage of the accumulation value in the sub-accounts on the monthly policy date. The annual charge for illustrations using guaranteed monthly deduction rates and other charges is 0.65% in policy years 1-10; 0.40% in policy year 11-20; and 0.25% in policy years 21 and later. The annual charge for illustrations using current monthly deductions rates is 0.65% in policy years 1-10; 0.15% in policy years 11-20; and 0.00% in policy years 21 and later. On both a guaranteed and current basis, no mortality and expense risk charges are taken from the policy’s accumulation value beginning with the policy anniversary nearest the insured’s 100th birthday.

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Expenses of the Portfolios

The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the portfolios. The rate of 0.85% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus. The rate of 0.85% does not take into account expense reimbursement arrangements. The fees and expenses of each portfolio vary, and, in 2007, ranged from an annual rate of 0.35% to an annual rate of 1.58% of average daily net assets. The portfolio management fees and operating expenses associated with your policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the accumulation value among the sub-accounts. For more information on portfolio expenses, see the Portfolio Expenses Table in the prospectus and the prospectuses for the portfolios.

Net Annual Rates of Investment

Taking into account the assumed 0.85% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -0.85%, 5.15% and 9.15%, respectively.

The tables illustrate how the policy would perform based on the assumptions regarding the insured, the premiums paid, the charges assessed, and the rates of return shown. Changes in any of the assumptions would result in different illustrated results. Results would be other than those shown based on, among other things, differences in:

•	the insured’s age, gender, or underwriting risk class;

•	the face amount and death benefit option selected;

•	the charges and expenses assessed;

•	the premiums paid;

•	policy loans and partial or full surrenders taken;

•	riders elected;

•	policy changes made; and

•	rates of return.

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TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

TRANSACCUMULATOR® VUL II

SEPARATE ACCOUNT VUL-6

VARIABLE UNIVERSAL LIFE POLICY

Annual Premium Each Year for 20 Policy Years: $2,138	Male, Preferred Nonsmoker, Age 35
Guideline Single Premium: $25,908	Face Amount: $200,000
Guideline Level Premium: $2,308	Death Benefit: Option 1
7-Pay Premium Limits: $6,743

BASED ON CURRENT MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND

ADMINISTRATIVE CHARGE AND AVERAGE PORTFOLIO EXPENSES

End of Policy Year	Hypothetical 0% Gross Investment Return				Hypothetical 6% Gross Investment Return				Hypothetical 10% Gross Investment Return
	Net Cash Value	Accumulation Value	Death Benefit		Net Cash Value	Accumulation Value	Death Benefit		Net Cash Value	Accumulation Value	Death Benefit
1	$0	$965	$200,000	*	$0	$1,051	$200,000	*	$0	$1,109	$200,000	*
2	0	2,484	200,000	*	0	2,737	200,000	*	0	2,911	200,000	*
3	0	3,964	200,000	*	421	4,480	200,000		789	4,848	200,000
4	1,410	5,410	200,000		2,290	6,290	200,000		2,937	6,937	200,000
5	2,888	6,828	200,000		4,234	8,174	200,000		5,255	9,195	200,000
6	4,627	8,506	200,000		6,554	10,433	200,000		8,062	11,941	200,000
7	6,329	10,149	200,000		8,963	12,783	200,000		11,089	14,909	200,000
8	8,718	11,757	200,000		12,189	15,228	200,000		15,079	18,118	200,000
9	11,046	13,325	200,000		15,488	17,767	200,000		19,305	21,584	200,000
10	13,338	14,857	200,000		18,888	20,407	200,000		23,811	25,330	200,000
15	22,707	22,707	200,000		36,414	36,414	200,000		50,722	50,722	200,000
20	29,483	29,483	200,000		56,214	56,214	200,000		89,308	89,308	200,000
25	24,727	24,727	200,000		68,954	68,954	200,000		135,850	135,850	200,000
30	18,089	18,089	200,000		84,040	84,040	200,000		208,262	208,262	249,915
35	8,580	8,580	200,000		102,068	102,068	200,000		319,601	319,601	367,541
40	0	0	0		123,471	123,471	200,000		490,875	490,875	515,420
45	0	0	0		149,777	149,777	200,000		755,735	755,735	793,522
50	0	0	0		185,036	185,036	200,000		1,159,839	1,159,839	1,217,831
55	0	0	0		234,102	234,102	245,807		1,772,131	1,772,131	1,860,738
60	0	0	0		296,806	296,806	296,807		2,711,196	2,711,196	2,711,197
65	0	0	0		381,112	381,112	381,112		4,199,841	4,199,841	4,199,841
70	0	0	0		489,890	489,890	489,891		6,506,562	6,506,562	6,506,562
75	0	0	0		629,717	629,717	629,717		10,080,226	10,080,226	10,080,226
80	0	0	0		809,453	809,453	809,454		15,616,689	15,616,689	15,616,689
85	0	0	0		1,040,491	1,040,491	1,040,491		24,193,999	24,193,999	24,194,000
86	0	0	0		1,094,076	1,094,076	1,094,077		26,407,750	26,407,750	26,407,750

(1)	Values will be different if premiums are paid with a different frequency or in different amounts.

(2)	Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured’s 121st birthday if the insured is still living, subject to all policy provisions.

*	The death benefit is maintained under the 10 year no-lapse guarantee.

$0 amount in the net cash value column indicates that the policy, as illustrated, lapsed without value, except for those years in which an asterisk (*) follows the $0 amount in the net cash value column.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios. Taking into account the assumed 0.85% charge for portfolio management fees and operation expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of –0.85%, 5.15% and 9.15%, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

35

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

TRANSACCUMULATOR® VUL II

SEPARATE ACCOUNT VUL-6

VARIABLE UNIVERSAL LIFE POLICY

Annual Premium Each Year for 20 Policy Years: $2,138	Male, Preferred Nonsmoker, Age 35
Guideline Single Premium: $25,908	Face Amount: $200,000
Guideline Level Premium: $2,308	Death Benefit: Option 1
7-Pay Premium Limits: $6,743

BASED ON GUARANTEED MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND

ADMINISTRATIVE CHARGE AND AVERAGE PORTFOLIO EXPENSES

End of Policy Year	Hypothetical 0% Gross Investment Return				Hypothetical 6% Gross Investment Return				Hypothetical 10% Gross Investment Return
	Net Cash Value	Accumulation Value	Death Benefit		Net Cash Value	Accumulation Value	Death Benefit		Net Cash Value	Accumulation Value	Death Benefit
1	$0	$965	$200,000	*	$0	$1,051	$200,000	*	$0	1,109	$200,000	*
2	0	2,249	200,000	*	0	2,494	200,000	*	0	2,664	200,000	*
3	0	3,504	200,000	*	0	3,991	200,000	*	280	4,339	200,000
4	722	4,722	200,000		1,537	5,537	200,000		2,139	6,139	200,000
5	1,965	5,905	200,000		3,195	7,135	200,000		4,133	8,073	200,000
6	3,172	7,051	200,000		4,907	8,786	200,000		6,273	10,152	200,000
7	4,335	8,155	200,000		6,666	10,486	200,000		8,562	12,382	200,000
8	6,173	9,212	200,000		9,193	12,232	200,000		11,734	14,773	200,000
9	7,942	10,221	200,000		11,745	14,024	200,000		15,055	17,334	200,000
10	9,652	11,171	200,000		14,336	15,855	200,000		18,553	20,072	200,000
15	15,614	15,614	200,000		26,407	26,407	200,000		37,966	37,966	200,000
20	18,579	18,579	200,000		38,578	38,578	200,000		64,268	64,268	200,000
25	8,661	8,661	200,000		39,785	39,785	200,000		89,951	89,951	200,000
30	0	0	0		36,928	36,928	200,000		127,998	127,998	200,000
35	0	0	0		25,343	25,343	200,000		187,410	187,410	215,522
40	0	0	0		0	0	0		279,444	279,444	293,417
45	0	0	0		0	0	0		419,612	419,612	440,593
50	0	0	0		0	0	0		625,642	625,642	656,925
55	0	0	0		0	0	0		919,930	919,930	965,927
60	0	0	0		0	0	0		1,360,277	1,360,277	1,360,277
65	0	0	0		0	0	0		2,078,625	2,078,625	2,078,625
70	0	0	0		0	0	0		3,180,281	3,180,281	3,180,282
75	0	0	0		0	0	0		4,865,809	4,865,809	4,865,809
80	0	0	0		0	0	0		7,519,481	7,519,481	7,519,482
85	0	0	0		0	0	0		11,649,481	11,649,481	11,649,482
86	0	0	0		0	0	0		12,715,409	12,715,409	12,715,410

(1)	Values will be different if premiums are paid with a different frequency or in different amounts.

(2)	Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured’s 121st birthday if the insured is still living, subject to all policy provisions.

*	The death benefit is maintained under the 10 year no-lapse guarantee.

$0 amount in the net cash value column indicates that the policy, as illustrated, lapsed without value, except for those years in which an asterisk (*) follows the $0 amount in the net cash value column.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios. Taking into account the assumed 0.85% charge for portfolio management fees and operation expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of –0.85%, 5.15% and 9.15%, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

36

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the separate account at December 31, 2008 and for each of the two years in the period then ended, and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50409, an independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The statutory-basis financial statements and schedules of Transamerica Life Insurance Company that are included in this Statement of Additional Information should be distinguished from the U.S. G.A.A.P.-basis financial statements of the separate account (also included herein) and should be considered only as bearing on our ability to meet our obligations under the policy. The financial statements of Transamerica Life Insurance Company should not be considered as bearing on the safety or investment performance of the assets held in the separate account.

37

APPENDIX A

TransAccumulator® VUL

Beginning January 1, 2009, state insurance laws and federal income tax law require that the calculation of minimum cash values and nonforfeiture benefits for life insurance policies issued by insurers doing business in the United States be based on the 2001 Commissioners’ Standard Ordinary (CSO) mortality tables. Therefore, life insurance policies with policy dates on and after January 1, 2009, or policies applied for after December 31, 2008 regardless of policy date, are required to use the 2001 CSO tables to calculate minimum cash values and nonforfeiture benefits.

The TransAccumulator VUL policy uses the 1980 CSO tables as the basis of computation of policy values, therefore, new sales of this product ceased on January 1, 2009 and a 2001 CSO compliant version of the product, TransAccumulator VUL II, was introduced. This appendix lists some of the features of TransAccumulator VUL (1980 CSO) that differ from those of TransAccumulator VUL II (2001 CSO).

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have.

The prospectus and this SAI are generally intended to serve as a disclosure document only for the policy and the separate account. For complete details regarding the fixed account, see the policy itself.

For the base policy and each layer, the accumulation value in the fixed account (including the loan account) on a specified date after the date the initial net premium was allocated to the policy, is equal to:

•	the accumulation value on the last monthly policy date, plus accrued interest from the last monthly policy date to the specified date; plus

•	all net premiums paid into it less any refunds since the last monthly policy date, plus accrued interest from the date each net premium was allocated to it; plus

•	any amounts transferred from the separate account, plus accrued interest on those amounts since the date of the transfer; minus

•	the monthly deduction charged against it on the specified date if that date is a monthly policy date, or, if applicable, on the valuation date immediately following the monthly policy date; minus

•

any partial surrenders and surrender penalty free withdrawals charged against it, including surrender penalties, since the last monthly policy date, plus accrued interest on that amount from each partial surrender date and/or surrender penalty free withdrawal date to the specified date; minus

•	any amounts transferred from the fixed account to the separate account, plus accrued interest on those amounts since the date of the transfer; and minus

•	any transfer fees or other charges allocated to the fixed account, plus accrued interest on those amounts since the date they were deducted.

The guaranteed minimum interest rate for the fixed account, not including the loan account, for all policy years is 3.0%. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest the insured’s 100th birthday. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest the insured’s age 100, the accumulation value in the fixed account will accrue interest at the guaranteed minimum interest rate.

OPTIONAL BENEFITS – RIDERS & ENDORSEMENTS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement are in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction

The following riders and endorsements are available under the TransAccumulator VUL II policy and are described in the Optional Benefits section of the SAI:

Accelerated Death Benefit Option Endorsement

Accident Indemnity Rider

Full Policy Surrender Penalty Waiver Endorsement

Guaranteed Insurability Rider

Insurance on Children Rider

Option for Additional Insurance Endorsement

Supplemental Adjustable Life Insurance Rider

Surrender Penalty Deferral Endorsement

Waiver Provision Rider

The Extended No-Lapse Guarantee Rider and the Extra Surrender Penalty Free Withdrawal Endorsement are not available under the TransAccumulator VUL II policy, but as they are available under TransAccumulator VUL, they are described in detail in this Appendix to the SAI.

Extended No-Lapse Guarantee Rider

This rider provides an extended no-lapse guarantee for the policy. During the extended no-lapse guarantee period and while the rider is in force, the policy will not enter the grace period even if the monthly deductions are greater than the net cash value on a monthly policy date, provided the cumulative premium requirement is satisfied as of that monthly policy date. You elect to add this rider at the time of policy issue if you request it on your application; you select the level death benefit option (Option 1); and you qualify for an underwriting classification without extra ratings. There is a monthly deduction for this rider, and your monthly deductions will increase to reflect the cost of the rider. In addition, to keep the rider in force, you must meet a cumulative premium requirement each monthly policy date. The monthly extended no-lapse premium amount varies by policy and is shown in the policy data pages.

Cumulative Extended Premium No-Lapse Requirement. To keep the rider in force, you must meet the following cumulative premium requirement. On the policy date and each succeeding monthly policy date, the cumulative premiums paid must equal or exceed the sum of the monthly extended no-lapse guarantee premiums to that date.

Cumulative premiums are:

•	the sum of premiums paid; less

•	any policy debt as of the monthly policy date; less

•	any partial withdrawals taken or premiums refunded on or before the monthly policy date.

If the policy contains a waiver provision rider and a disability claim is approved during the extended no-lapse period while the rider is in force, the monthly extended no-lapse premium will be waived for the same length of time that the policy is on waiver. Any waiver of a monthly extended no-lapse premium is subject to the terms of this rider. The extended no-lapse period will not be extended.

During the extended no-lapse period, the monthly extended no-lapse premium will change if any of the following changes occur on your policy:

•	we agree to an increase in the face amount;

•	we agree to a decrease in the face amount;

•	there is a decrease in the face amount due to a partial withdrawal;

•	we agree to add, terminate or change a rider; or

•	there is a change in the insured’s underwriting classification.

We will adjust the monthly extended no-lapse premium prospectively starting with the date of change. The extended no-lapse guarantee period will not be extended.

If the extended no-lapse guarantee causes the policy not to be in default, the following will apply:

•

Provided you continue to satisfy the cumulative premium requirement, the death benefit under the policy will be maintained under the rider until the monthly policy date when the net cash value exceeds the monthly deductions then due or until the end of the extended no-lapse period, whichever is earlier. If the death benefit is being maintained under the rider on the policy anniversary nearest age 100, it will continue to be maintained.

•	All other riders except the Supplemental Adjustable Life Insurance Rider and any Waiver Provision Rider will terminate.

•

We will continue to take monthly deductions from your accumulation value even if the death benefit is being maintained under the rider. As a result, your accumulation value and your net cash value could fall below zero.

•	The policy may still go into default if the policy debt ever exceeds the accumulation value.

Monthly Rider Charge. There is a monthly charge of $0.06 for each $1,000 of face amount of the policy to which this rider applies. Face amount of the policy includes the face amount of the base policy, each layer, any supplemental coverage rider, and each rider layer under a supplemental coverage rider. This charge is taken monthly on the monthly policy date. If that date is not a valuation date, the charge will be taken on the next valuation date. The charge is a monthly rider deduction described in the Monthly Deductions section of the prospectus.

Automatic Termination. The rider will terminate on the first of the following:

•	the policy terminates for any reason;

•	failure to meet the cumulative premium requirements on a monthly policy date;

•	you change the death benefit option from Option 1 to any other option; and

•	the extended no-lapse guarantee period ends.

Reinstatement. If the rider terminates solely because the cumulative premium test was not met, you may reinstate the rider within 30 days of the termination date.

To reinstate the rider, you must, within 30 days of the termination date:

•	request reinstatement in writing; and

•	pay us the premium required to reinstate the rider.

The premium required to reinstate the rider is equal to A plus B, where:

A	is the amount required to satisfy the cumulative premium requirement as of the termination date; and

B	is an amount equal to two times the monthly extended no-lapse premium.

Reinstatement of the rider will be subject to all of the other provisions of this section.

Cancellation. You may cancel the rider by written request. Cancellation will be effective on the monthly policy date following the date we receive your written request to cancel the rider.

Extra Surrender Penalty Free Withdrawal Endorsement

This endorsement allows you to take an extra surrender penalty free withdrawal after the first policy year, in addition to the standard penalty free withdrawal amount. The endorsement will be added to your policy at issue if it has been approved in the state in which you apply for the policy. There is no additional charge for this endorsement. You may request an extra surrender penalty free withdrawal if you send us satisfactory written proof that the insured requires medical care for one of the following conditions:

•	heart attack;

•	stroke;

•	cancer (malignant tumor);

•	renal failure; or

•	major organ transplant.

This proof must consist of a doctor’s certification acceptable to us.

Subject to a minimum $100 withdrawal amount, the maximum amount available for an extra withdrawal is:

•	10% of the policy’s current accumulation value as of the date we approve the request; less

•	the sum of all extra withdrawals since the last policy anniversary.

There may be important tax consequences from taking making taking an extra surrender penalty free withdrawal under this endorsement. Consult a tax adviser regarding this endorsement.

Misstatement of Age or Sex in the Application

If there is a misstatement of the insured’s age or gender in the application, we will adjust the excess of the death benefit over the accumulation value to that which would be purchased by the most recent monthly deduction at the correct age or gender. No adjustments for misstatements of age or sex will be made after the insured’s 100th birthday.

LIFE INSURANCE QUALIFICATION TESTS AND THE DEATH BENEFIT

The following example illustrates how the death benefit is determined under each of the life insurance qualification tests. The example is for a TransAccumulator VUL policy with a face amount of $250,000, issued to a male qualifying for the preferred non-smoker risk class who is 45 years old at the time the death benefit is calculated. The policy is assumed to be in its 10th policy year, and we further assume that there is no policy debt on the policy, and there have been no partial withdrawals taken. We also assume that premiums equal to $30,000 have been paid into the policy.

The death benefit factor under the assumptions listed above is 2.94 for the cash value accumulation test and 2.15 for the guideline premium test.

For death benefit option 1, the death benefit will be the face amount of the policy if the accumulation value is less than $85,035 under the cash value accumulation test or less than $116,280 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor:

b)	2.94 times $85,035 is $250,003. This is greater than the face amount of $250,000.

b)	2.15 times $116,280 is $250,002. This is greater than the face amount of $250,000.

For death benefit option 2, the death benefit will be the face amount plus the accumulation value if the accumulation value is less than $128,867 under the cash value accumulation test or less than $217,393 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor.

c)	2.94 times $128,867 is $378,869. This is greater than the face amount ($250,000) plus the accumulation value ($128,867), or $378,867.

d)	2.15 times $217,393 is $467,395. This is greater than the face amount ($250,000) plus the accumulation value ($217,393), or $467,393.

For death benefit option 3, the death benefit will be the face amount plus the premium (reduced by the amount of any premium refunds and by the amount of any partial withdrawals excluding any surrender penalties) if the accumulation value is less than $95,239 under the cash value accumulation test or less than $130,233 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor.

b)	2.94 times $95,239 is $280,003. This is greater than the face amount ($250,000) plus the premiums paid adjusted for partial withdrawals and premium refunds ($30,000), or $280,000.

b)	2.15 times $130,233 is $280,001. This is greater than the face amount ($250,000) plus the premiums paid adjusted for partial withdrawals and premium refunds ($30,000), or $280,000.

You should also refer to the DEATH BENEFIT provisions in the prospectus.

PART C: OTHER INFORMATION

Item 26:	Exhibits

(a) (i)	Certified copy of Resolutions of the Board of Directors of the Company of December 6, 1996 establishing the Transamerica Occidental Life Separate Account VUL-6. 1/

(ii)	Merger agreement between Transamerica Occidental Life Insurance Company and Transamerica Life Insurance Company. 11/

(iii)	Resolution of the Board of Directors of Transamerica Life Insurance Company for the name change of the separate account. 11/

(b)	Custodian Agreements: Not Applicable.

(c) (i)	Form of Distribution Agreement between Transamerica Securities Sales Corporation and Transamerica Occidental Life Insurance Company. 1/

(ii)	Form of Sales Agreement between Transamerica Life Companies, Transamerica Securities Sales Corporation and Broker-Dealers 1/

(d)	Forms of Policy and Policy riders. 1/

(e)	Form of Application. 1/ 6/

(f)	(i) Certificate of Incorporation of Transamerica Life Insurance Company 10/

(ii)	By-Laws of Transamerica Life Insurance Company 10/

(g)	Reinsurance Contracts: 4/

(h)	Form of Participation Agreement between: Transamerica Occidental Life Insurance Company and: 8/

(a) re The Alger American Fund 1/

(b) re Alliance Variable Products Series Fund, Inc. 1/

(c) re Dreyfus Variable Investment Fund 1/

(d) re Janus Aspen Series 1/

(e) re MFS Variable Insurance Trust 1/

(f) re The Van Kampen Universal Institutional Funds, Inc. (formerly known as Morgan Stanley Universal Funds, Inc.) 1/

(g) re Premier Variable Insurance Trust (formerly known as OCC Accumulation Trust) 1/

(h) re Transamerica Series Trust, Inc. (formerly known as Transamerica Variable Insurance Fund, Inc.) 1/ 4/

(i) re PIMCO Variable Insurance Trust 1/

(j) re Franklin Templeton Variable Insurance Products Trust 4/

(k) re WRL Series 1/

(l) re Fidelity Variable Insurance Products Fund 9/

(i)	Administrative Agreements. 1/

(j)	Other Material Contracts: Not applicable.

(k)	Opinion of Counsel. 1/ 4/ 11/12/

(l)	Actuarial Opinion 1/ 4/

(m)	Calculation. 9/

(n)	Consent of Independent Registered Public Accounting Firm 2/ 3/ 4/ 5/ 6/ 7/ 8/ 9/ 11/12/

(o)	Omitted Financial Statements: Not applicable.

(p)	Initial Capital Agreements: Not applicable.

(q)	Redeemability Exemption 4/

(r)	Powers of Attorney 3/ 9/ 11/12/

1/	Incorporated herein by reference to the initial filing of the Registration Statement on Form S-6 File No. 333-71956 (Filed October 19, 2001).

2/	Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement on Form S-6 File No. 333-71956 (Filed January 7, 2002).

3/	Incorporated herein by reference to the Post-Effective Amendment No. 1 of this Registration Statement on Form S-6 File No. 333-71956 (Filed April 25, 2002).

4/	Incorporated herein by reference to the Post-Effective Amendment No. 4 of this Registration Statement on Form S-6 File No. 333-71956 (Filed April 29, 2003).

5/	Incorporated herein by reference to Post-Effective Amendment No. 5 of this Registration Statement (File No. 333-71956) on April 30, 2004.

6/	Incorporated herein by reference to Post-Effective Amendment No. 7 of this Registration Statement (File No. 333-71956) on April 29, 2005.

7/	Incorporated herein by reference to Post-Effective Amendment No. 8 of this Registration Statement (File No. 333-71956) on April 28, 2006.

8/	Incorporated herein by reference to Post-Effective Amendment No. 9 of this Registration Statement (File No. 333-71956) on April 30, 2007.

9/	Incorporated herein by reference to Post-Effective Amendment No. 10 of this Registration Statement (File No. 333-71956) on April 30, 2008.

10/	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-3 dated February 27, 1998 (File No. 333-36297).

11/	Incorporated herein by reference to the initial filing of this Registration Statement on Form N-6 File No. 333-153764 (Filed October 1, 2008).

12/	To be filed by amendment

Item 27.	Directors and Officers of the Depositor.

DIRECTORS AND PRINCIPAL OFFICERS OF

TRANSAMERICA LIFE INSURANCE COMPANY

Name	Principal Business Address	Position and Offices with Depositor
Kenneth Kilbane	(2)	Chairman of the Board
Mark W. Mullin	(1)	Director and Chief Executive Officer
Arthur C. Schneider	(1)	Director Chief Tax Officer and Senior Vice President
Craig D. Vermie	(1)	Director, Senior Vice President, Secretary and General Counsel
Eric J. Martin	(1)	Vice President and Corporate Controller
Brenda K. Clancy	(1)	Director and President
Darryl D. Button	(1)	Senior Vice President and Chief Financial Officer

Located at:

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	1150 South Olive Street, Los Angeles, CA 90015

Item 28.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Registrant is a separate account controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Company, the Fund’s Investment Adviser, may be deemed to be in control of the Fund, and the Company and Transamerica Investment Services, Inc., may be deemed to be controlled by their parent, Transamerica Corporation, a subsidiary of AEGON N.V.

The following chart indicates the persons controlled by or under common control with Transamerica.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company

AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor

AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.4	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC

AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company

AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company

AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company

AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent

Apple Partners of Iowa LLC	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property

Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business

Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency

Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company

Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer

COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive

Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive

Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company

Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Fourth & Market Funding, LLC	Delaware	100% Commonwealth General Corporation	Investments

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments

Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	100% Garnet Community Investments XI, LLC	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary

Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance

Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company

GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company

Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance

JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance

LIICA Holdings, LLC	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company

ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company

Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company

National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency

NEF Investment Company	California	100% TOLIC	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping

Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% TOLIC	Special purpose corporation

RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transamerica Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, Inc.	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, Inc.	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, Inc	Used for payroll for employees at TFC

The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance

Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, Inc	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica IDEX Mutual Funds	Delaware	100% InterSecurities, Inc.	Mutual fund

Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance

Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company

Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance

Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments

Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance

Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company

Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services

United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor

Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive

Westcap Investors Series Fund, LLC	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance

Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.

Item 29.	Indemnification.

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

Article V, Section I, of Transamerica’s Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a “Proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an “Agent”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter “Expenses”); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation’s intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation’s Articles of Incorporation.)

The directors and officers of Transamerica Life Insurance Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term “loss” means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term “Wrongful Acts” means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $200,000,000 for Coverage A and $300,000,000 for Coverage B for the period November 8, 2007/2008. Coverage B is subject to a self insured retention of $5,000,000. The primary policy under the program is with AIG Europe/Landmark Insurance Company Limited.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter.

Transamerica Securities Sales Corporation is the principal underwriter for Transamerica Life Insurance Company’s Separate Accounts VL, VUL-1, VUL-2, VUL-4, VUL-5, and VUL-6.

The Underwriter is wholly-owned by Transamerica Service Company, a subsidiary of Transamerica International Holdings, Inc., which is wholly owned by AEGON USA, Inc., which is a subsidiary of AEGON, N.V. The address of the Underwriter is 1150 South Olive Street, Los Angeles, California 90015.

The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:

Sandra C. Brown	Director, Chairperson and President
George Chuang	Director, Vice President, Treasurer and Chief Financial Officer
Lisa Gok	Vice President and Chief Compliance Officer
Robert Armstrong	Secretary

The following table lists the amounts of commission and other compensation received, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts & Commission	Compensation on Redemption	Brokerage Commissions	Compensation
TSSC	0	0	$	$

Item 31.	Location of Accounts and Records.

The Company maintains physical possession of each account, book, or other document required to be maintained at its offices at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Item 32.	Management Services. Not applicable.

Item 33.	Fee Representation.

Transamerica Life Insurance Company hereby represents that the fees and charges deducted under Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Transamerica Life Insurance Company Separate Account VUL-6, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Saint Petersburg, State of Florida, on the 25th day of February, 2009.

Transamerica Life Insurance Company
Separate Account VUL-6
(Registrant)

By:	/s/ Steven R. Shepard

Steven R. Shepard
Vice President, Division General Counsel & Assistant Secretary
Transamerica Life Insurance Company

Transamerica Life Insurance Company
(Depositor)

By:	/s/ Steven R. Shepard

Steven R. Shepard
Vice President, Division General Counsel & Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date

/s/ Kenneth Kilbane*/	Director and Chairman of the Board	February 25, 2009

/s/ Craig D. Vermie*/	Director, Senior Vice President, Secretary And General Counsel	February 25, 2009

/s/ Brenda K. Clancy*/	Director and President	February 25, 2009

/s/ Eric J. Martin*/	Vice President and Corporate Controller	February 25, 2009

/s/ Darryl D. Button*/	Senior Vice President and Chief Financial Officer	February 25, 2009

/s/ Arthur C. Schneider*/	Director, Senior Vice President and Chief Tax Officer	February 25, 2009

/s/ Mark W. Mullin*/	Director and Chief Executive Officer	February 25, 2009

*By:	/s/ Steven R. Shepard	Date: February 25, 2009
Steven R. Shepard
Attorney-in-Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

26 (k)	Opinion of Counsel

26 (n)	Consent of Independent Registered Public Accounting Firm

26 (r)	Powers of Attorney

NOTE: All exhibits will be filed by amendment.